President's
Message
                                                            John J. Palmer Photo

Dear Investor:

First, I want to thank you for being an investor in the Ohio National Fund. All of us here appreciate your support.
  We are pleased to provide you with an update of Ohio National Fund's performance and investment activity for the six months ended June 30, 1999.

New portfolios

During the past six months, we have made adjustments in investment strategies to expand the breadth and quality of managers and investment styles within our Ohio National Fund portfolios. This focus on investment style choices and strong professional investment managers means that we're working hard to provide even better products and services for you.
  Noteworthy among those plans was the shareholder approval in late July for Legg Mason Fund Adviser, Inc., to subadvise the $300 million Equity portfolio of Ohio National Fund, Inc., effective August 2. This is the first agreement of Legg Mason Fund Adviser, Inc., to subadvise a non-proprietary fund. The portfolio manager, William H. Miller, III, CFA, is Morningstar's "1998 Domestic Equity Fund Portfolio Manager of the Year." Morningstar's Manager of the Year Award recognizes portfolio managers who demonstrate excellent investment skill, the courage to differ from consensus and the commitment to shareholders necessary to deliver outstanding long-term performance. Mr. Miller, president of Legg Mason Fund Adviser, Inc., assumed overall responsibility for the equity funds management area of Legg Mason in late 1990. He manages mutual funds, including the flagship Legg Mason Value Trust.
  The Equity portfolio of Ohio National Fund, Inc., is now available in all of Ohio National's variable annuity products, variable universal life products, and pension plans.
In other subaccounts:

- The Montgomery Small Cap Opportunities Fund has been replaced in our ONcore variable annuities by the Capital Growth (formerly Small Cap Growth) Portfolio of Ohio National Fund, Inc., which is managed by RS Investment Management (formerly Robertson Stephens Investment Management).

- In January, Federated Investment Management Corp., began managing the International and International Small Company (formerly Global Contrarian) portfolios of the Ohio National Fund. They replace Societe Generale as the subadviser for the funds. Federated Investment Counseling (FIC) already manages the Blue Chip, Equity Income and High Income Bond portfolios of Ohio National Fund. Both are part of Pittsburgh-based Federated Investors, an investment manager founded in 1955 which now has more than $110 billion in managed assets.

  We already see steady gains in overall performance from these strategies. In fact, four Ohio National Fund portfolios ranked in the top 50 equity funds tracked by Lipper Analytics for performance during the month of June.
  To help our clients continue to pursue investment diversification, plans are well underway to provide many more investment options with well-known money managers for those in many of our existing variable universal life, variable annuity and pension products in the fall 1999.

The importance of diversification

For all investors, it's important to continue to emphasize the value of diversification. As a company, we certainly do not recommend investing solely in the "style of the moment" or basing investment decisions strictly on market timing. We remain dedicated to staying in step with -- and in some cases, even ahead of -- other financial service providers when it comes to improving our investment selections. We've always kept a strong focus on providing our clients with diversified and innovative portfolio choices, and we will continue this progress through 1999.

The market in general

We continue to enjoy an economic climate growing at a solid clip, low unemployment, modest interest rates, subdued inflation and stable corporate earnings.
  The second quarter of 1999 has proven to be just as interesting as the first. April began with a strong price increase in the value of downtrodden cyclical stocks as superior earnings were announced for these companies. Value investing was back in style and money began to flow into the mid- and small-cap sectors of the market.
  May proved to be relatively flat as investors began to worry about inflation and the prospect of the Fed tightening the monetary supply. Small caps advanced slightly, mid-caps were flat and large-caps were slightly down. NASDAQ stocks did not have a good month and some internet IPOs actually held below the stratosphere as investors' concern for real earnings began to show.
  During June, all of the major indices were up with the NASDAQ leading the way at +11.4 percent, followed by DJIA up 6.2 percent, and the S&P 500 up 3.7 percent. The month also continued a broadening of the market as small- and mid-cap stocks performed well versus the larger stocks.
  Looking into the future what can we expect based on the first six months of the year? It seems clear that the volatility experienced in 1998 and the first half of 1999 will continue for the rest of this year. Fears of higher interest rates, renewed inflation and a potential downturn in the market are keeping investors focused on every piece of news regarding their investments which in turn leads to quick reactions every time there is either good or bad investment news reported.
  It is equally clear that while investors are still enamored of the domestic stock market, there seems to be a renewed interest in companies outside the large-cap growth sector. Whether this signals a shift in market leadership is too soon to tell, but it does bode well for the overall health of the domestic stock market.

In Closing

Information on your investments is contained in the following pages. Please note in reviewing performance results that rates of return under variable contracts differ from those of the underlying portfolios because of applicable charges for mortality and expense guarantees. Please contact your registered representative for additional information on the financial protection and tax-deferred accumulation options afforded by your variable annuity or variable universal life insurance contract. As your needs change over time, he or she stands ready to serve you.
  Thank you again for the confidence you have placed in Ohio National Fund as you pursue your wealth-building endeavors. Be assured that we will make every effort to continue to merit that confidence.

Best regards,

/s/ JOHN J. PALMER

John J. Palmer

--------------------------------------------------------------------------------

Directors and Officers of Ohio National Fund, Inc.

John J. Palmer, President and Director
Ronald L. Benedict, Secretary and Director
George E. Castrucci, Director
Ross Love, Director
George M. Vredeveld, Director
Thomas A. Barefield, Vice President
Joseph P. Brom, Vice President
Michael A. Boedeker, Vice President
Stephen T. Williams, Vice President
Dennis R. Taney, Treasurer
Marcus L. Collins, Assistant Secretary
William J. Hilbert, Jr., Compliance Director and Assistant Treasurer

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus of Ohio National Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Equities, Inc. (Member NASD/SIPC) One Financial Way, Cincinnati, Ohio 45242, telephone 513.794.6100. 8/99

EQUITY PORTFOLIO
OHIO NATIONAL FUND, INC.

 OBJECTIVE

The principal investment objective of the Equity Portfolio is long-term capital growth. Current income is a secondary objective.

 PERFORMANCE AS OF JUNE 30, 1999

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                     6.15%
Three-year                                  13.79%
Five-year                                   16.30%
Ten-year                                    12.16%
Since inception (1/14/71)                   11.02%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The return for the Equity portfolio during the first half of 1999 was 9.3%. The return for the portfolio was slightly negative during the first quarter as we completed the transition from a multiple market capitalization portfolio (median market capitalization of $2 billion) to a medium and large capitalization portfolio with a median market capitalization between nine and ten billion. The second quarter return was approximately 10%.

We expect the markets to remain somewhat volatile as concerns of rising interest rates and inflation, and extended equity valuations help offset the continuing strong earnings reported by many companies. Even though we expect the stock market to incur periods of price corrections, we feel investing in the common stocks of strong growing companies at reasonable prices will provide the best returns on the financial markets.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                                EQUITY PORTFOLIO (COMMENCED
                                                                OPERATIONS JANUARY 14, 1971)              S&P 500 INDEX
                                                                ----------------------------              -------------
                                                                       10,000.00                           10,000.00
'86                                                                     9,701.00                            9,806.00
                                                                       12,425.00                           12,508.50
'87                                                                    10,751.40                           10,318.30
                                                                       12,236.20                           11,645.20
'88                                                                    12,367.10                           12,052.80
                                                                       14,124.40                           14,034.30
'89                                                                    15,237.40                           15,847.50
                                                                       15,798.20                           16,335.60
'90                                                                    14,649.70                           15,345.70
                                                                       15,814.30                           17,543.20
'91                                                                    17,606.10                           20,032.60
                                                                       17,370.20                           19,904.30
'92                                                                    18,935.20                           21,568.30
                                                                       20,016.40                           22,607.90
'93                                                                    21,605.70                           23,722.50
                                                                       20,916.50                           22,911.20
'94                                                                    21,659.00                           24,033.90
                                                                       25,247.90                           28,876.70
'95                                                                    27,550.50                           33,029.10
                                                                       30,211.90                           36,398.10
'96                                                                    32,607.70                           40,653.10
                                                                       36,592.40                           48,986.90
'97                                                                    38,531.80                           54,169.80
                                                                       41,934.10                           63,763.20
'98                                                                    40,734.80                           69,648.60
                                                                       44,510.90                           78,271.10

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 EQUITY HOLDINGS AS OF JUNE 30, 1999

                                       % of Net Assets
 1.  Cisco Systems, Inc.                     6.03
 2.  Texas Instruments Incorporated          4.01
 3.  Sun Microsystems, Inc.                  3.81
 4.  General Electric Company                3.13
 5.  American International Group,
     Inc.                                    2.56
 6.  Microsoft Corporation                   2.50
 7.  Intel Corporation                       2.18
 8.  Solectron Corporation                   2.11
 9.  Hewlett-Packard Company                 2.09
10.  AlliedSignal Inc.                       2.05

 TOP 5 INDUSTRIES AS OF JUNE 30, 1999

                                       % of Net Assets
 1.  Computer and Related                   23.51
 2.  Medical and Related                     8.32
 3.  Electrical Equipment                    7.21
 4.  Banking                                 6.80
 5.  Semiconductors                          6.19

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

                                                    MARKET
  SHARES                COMMON STOCK                VALUE
-------------------------------------------------------------
             AEROSPACE (3.6%)
    94,000   Allied Signal Inc. ...............  $  5,922,000
    64,000   Raytheon Co. .....................     4,504,000
                                                 ------------
                                                   10,426,000
                                                 ------------
             AUTOMOTIVE & RELATED (3.1%)
    34,328   *Daimlerchrysler..................     3,050,901
    29,400   Eaton Corp. ......................     2,704,800
    54,184   Ford Motor Co. ...................     3,058,010
         1   Meritor Automotive................            26
                                                 ------------
                                                    8,813,737
                                                 ------------
             BANKING (6.8%)
    65,000   Bank One Corp. ...................     3,871,562
    40,074   Bank of America Corp. ............     2,937,925
   142,066   Charter One Financial Inc. .......     3,951,211
   123,960   Firstar Corp. ....................     3,470,880
    90,000   Mellon Bank Corp. ................     3,273,750
    61,000   Washington Mutual Inc. ...........     2,157,875
                                                 ------------
                                                   19,663,203
                                                 ------------
             BROADCAST RADIO & TV (2.9%)
   144,000   *Infinity Broadcasting Corp. .....     4,284,000
    95,000   *CBS Corp. .......................     4,126,563
                                                 ------------
                                                    8,410,563
                                                 ------------
             BUSINESS SERVICES (1.7%)
   112,500   Manpower Inc. ....................     2,545,313
   101,000   Reynolds & Reynolds CL A..........     2,354,562
                                                 ------------
                                                    4,899,875
                                                 ------------
             CHEMICALS (2.5%)
    50,000   Hercules Inc. ....................     1,965,625
    35,300   Mineral Technologies Inc. ........     1,970,181
    85,000   Monsanto Co. .....................     3,352,188
                                                 ------------
                                                    7,287,994
                                                 ------------
             COMPUTER & RELATED (23.5%)
    56,500   *3Comm Corp. .....................     1,507,844
   270,000   *Cisco Systems, Inc. .............    17,415,000
    63,000   Computer Associates...............     3,465,000
    58,000   *Computer Sciences Corp. .........     4,012,875
    78,000   *EMC Corp. .......................     4,290,000
    60,000   Hewlett-Packard Co. ..............     6,030,000
    80,000   *Microsoft Corp. .................     7,215,000
    41,000   *NCR Corp. .......................     2,001,313
    47,058   *Seagate Technology...............     1,205,861
    91,484   *Solectron Corp. .................     6,100,839
   160,000   *Sun Microsystems, Inc. ..........    11,020,000
   101,250   Symbol Technologies...............     3,733,594
                                                 ------------
                                                   67,997,326
                                                 ------------
             CONTAINERS (1.5%)
   135,000   *Owens-Illinois Inc. .............     4,412,813
                                                 ------------
             DRUGS (3.9%)
    91,000   Abbott Laboratories...............     1,023,750
    64,000   *Applied Analytical Industries....     2,912,000
    34,000   Eli Lilly & Co. ..................     2,435,250

                                                    MARKET
  SHARES                COMMON STOCK                VALUE
-------------------------------------------------------------
             DRUGS, CONTINUED
   100,000   Mylan Laboratories................  $  2,650,000
    66,000   *Watson Pharmaceuticals Inc. .....     2,314,125
                                                 ------------
                                                   11,335,125
                                                 ------------
             ELECTRICAL EQUIPMENT (5.6%)
    95,000   *American Power Conversion
              Corp. ...........................     1,911,875
    31,500   Federal Signal Corp. .............       667,406
    80,000   General Electric Co. .............     9,040,000
    80,000   Xerox Corp. ......................     4,725,000
                                                 ------------
                                                   16,344,281
                                                 ------------
             FINANCIAL SERVICES (1.5%)
   100,538   Associates 1st Capital Corp. .....     4,455,090
                                                 ------------
             FOOD & RELATED (0.9%)
    50,000   Food Lion Inc. CL A...............       593,750
   165,000   Food Lion Inc. ...................     1,907,813
                                                 ------------
                                                    2,501,563
                                                 ------------
             HOUSING, FURNITURE & RELATED (2.2%)
   297,500   Clayton Homes Inc. ...............     3,402,656
    64,000   Newell Co. .......................     2,976,000
                                                 ------------
                                                    6,378,656
                                                 ------------
             INDUSTRIAL SERVICES (2.4%)
    50,000   Regal Beloit......................     1,181,250
    44,000   Tyco International Ltd. ..........     4,169,000
    71,000   *Wesco International..............     1,455,500
                                                 ------------
                                                    6,805,750
                                                 ------------
             INSURANCE SERVICES (5.2%)
    63,280   American International Group......     7,407,715
    56,000   Equitable Cos. Inc. ..............     3,752,000
    81,000   MGIC Investment Corp. ............     3,938,625
                                                 ------------
                                                   15,098,340
                                                 ------------
             MEDICAL & RELATED (5.8%)
    37,500   Baxter International..............     2,273,437
   114,200   *Capital Senior Living Corp. .....     1,142,000
    58,575   Cardinal Health Inc. .............     3,756,122
    70,000   *Centocor Inc. ...................     3,263,750
    61,900   *HCR Manor Care...................     1,497,206
    69,000   *Kendle International Inc. .......     1,104,000
         1   *Quorum Health Group Inc. ........             6
    58,000   United Healthcare Corp. ..........     3,632,250
                                                 ------------
                                                   16,668,771
                                                 ------------
             OIL, ENERGY & NATURAL GAS (7.1%)
    27,000   Chevron Corp. ....................     2,570,062
   155,000   *Louis Dreyfus Natural Gas........     3,342,187
    77,170   Schlumberger Ltd. ................     4,914,764
   170,000   *Tesoro Petroleum.................     2,709,375
    95,000   Transocean Petroleum Corp. .......     2,493,750
   102,000   Williams Cos. Inc. ...............     4,341,375
                                                 ------------
                                                   20,371,513
                                                 ------------
             REAL ESTATE & LEASING (0.3%)
    44,000   JDN Realty Corp. .................       984,500
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

                                                    MARKET
  SHARES                COMMON STOCK                VALUE
-------------------------------------------------------------
             RESTAURANTS (1.0%)
    84,000   *Buffets Inc. ....................  $    966,000
   101,250   Consolidated Products Inc. .......     1,822,500
                                                 ------------
                                                    2,788,500
                                                 ------------
             SEMICONDUCTORS (7.8%)
    90,000   *Analog Devices Inc. .............     4,516,875
   106,000   Intel Corp. ......................     6,307,000
    80,000   Texas Instruments Inc. ...........    11,600,000
                                                 ------------
                                                   22,423,875
                                                 ------------
             TELECOMMUNICATIONS & CELLULAR (4.9%)
    60,000   *ADC Telecommunications...........     2,733,750
    72,300   *Amdocs Ltd. .....................     1,644,825
    58,100   *Bell Atlantic Corp. .............     3,798,287
    48,000   *MCI Worldcom Inc. ...............     4,140,000
    27,200   *The Associated Group CL B........     1,773,100
                                                 ------------
                                                   14,089,962
                                                 ------------
             TEXTILES & RELATED (0.9%)
    98,000   Warnaco Group CL A................     2,621,500
                                                 ------------
             TRANSPORTATION & EQUIPMENT (2.4%)
    44,000   *Atlas Air Inc. ..................     2,128,500
   100,000   Burlington Northern Santa Fe......     3,100,000
    45,000   CNF Transportation Inc. ..........     1,726,875
                                                 ------------
                                                    6,955,375
                                                 ------------
             TOTAL COMMON STOCKS (97.5%) (COST
              $140,834,088)....................  $281,734,312
                                                 ------------

                                                    MARKET
  SHARES     PREFERRED STOCK                        VALUE
-------------------------------------------------------------
             BANKING (0.3%)
    30,000   National Australia Bank LTD
              Conv. ...........................  $    911,250
                                                 ------------
             METALS & MINING (0.2%)
    50,000   Freeport McMoran Copper & Gold,
              Series B.........................       573,750
                                                 ------------
             TOTAL PREFERRED STOCK (0.5%) (COST
              $2,070,868)......................  $  1,485,000
                                                 ------------

   FACE                                             MARKET
  AMOUNT           CONVERTIBLE DEBENTURES           VALUE
-------------------------------------------------------------
             INDUSTRIAL SERVICES (0.2%)
$  475,000   Medar Inc. 12.95% due 06/30/05....  $    475,000
                                                 ------------
             TOTAL CONVERTIBLE DEBENTURES
              (0.2%) (COST $434,150)...........  $    475,000
                                                 ------------

   FACE                                             MARKET
  AMOUNT     SHORT-TERM NOTES                       VALUE
-------------------------------------------------------------
             FINANCIAL SERVICES (1.8%)
$2,461,000   American Express 5.200%
              07/01/99.........................  $  2,461,000
 2,848,000   Household Finance 5.450%
              07/01/99.........................     2,848,000
                                                 ------------
             TOTAL SHORT-TERM NOTES (1.8%)
              (COST $5,309,000)................  $  5,309,000
                                                 ------------
             TOTAL HOLDINGS (100.0%) (COST
              $148,648,106) (a)................  $289,003,312
                                                 ------------
             CASH & RECEIVABLES,
              NET OF LIABILITIES (0.0%)........        19,428
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $289,022,740
                                                 ============

---------------

* Non-income producing securities.

(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 1999 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $148,648,106)...........  $289,003,312
  Cash in bank.............................           959
  Receivable for securities sold...........       218,710
  Receivable for fund shares sold..........       287,009
  Dividends and accrued interest
    receivable.............................       219,754
  Other....................................         1,415
                                             ------------
    Total assets...........................   289,731,159
                                             ------------
Liabilities:
  Payable for shares redeemed..............       218,237
  Payable for investment management
    services (note 3)......................       121,800
  Other accrued expenses...................        83,807
  Dividends payable........................       284,576
                                             ------------
    Total liabilities......................       708,420
                                             ------------
Net assets at market value.................  $289,022,739
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $  7,296,814
  Paid-in capital in excess of par value...   144,553,504
  Accumulated undistributed net realized
    loss on investments....................    (3,490,819)
  Net unrealized appreciation on
    investments (note 1)...................   140,355,206
  Undistributed net investment income......       308,034
                                             ------------
Net assets at market value.................  $289,022,739
                                             ============
Shares outstanding (note 4)................     7,296,814
Net asset value per share..................  $      39.61
                                             ============

 STATEMENT OF OPERATIONS

                                  For Six Months Ended June 30, 1999 (Unaudited)

Investment income:
  Interest..................................  $   399,181
  Dividends.................................    1,326,905
                                              -----------
    Total investment income.................    1,726,086
                                              -----------
Expenses:
  Management fees (note 3)..................      747,232
  Custodian fees (note 3)...................       29,713
  Directors' fees (note 3)..................        4,243
  Professional fees.........................       18,875
  Accounting and transfer agent fees........       91,198
  Other.....................................       25,745
                                              -----------
    Total expenses..........................      917,006
                                              -----------
    Net investment income...................  $   809,080
                                              -----------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss from investments........  $(3,490,819)
  Net increase in unrealized appreciation on
    investments.............................   27,716,239
                                              -----------
    Net gain on investments.................   24,225,420
                                              -----------
    Net increase in net assets from
      operations............................  $25,034,500
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                                  6-30-99         YEAR ENDED
                                                                (UNAUDITED)        12-31-98
                                                              ----------------   ------------
From operations:
  Net investment income.....................................    $    809,080     $  3,676,480
  Realized gain (loss) on investments.......................      (3,490,819)       5,493,034
  Unrealized gain on investments............................      27,716,239        6,996,269
                                                                ------------     ------------
      Net increase in net assets from operations............      25,034,500       16,165,783
                                                                ------------     ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................        (501,369)      (3,678,591)
  Capital gains distributions...............................               0       (5,566,857)
                                                                ------------     ------------
      Total dividends and distributions.....................        (501,369)      (9,245,448)
                                                                ------------     ------------
From capital share transactions (note 4):
  Received from shares sold.................................       4,358,825       24,773,079
  Received from dividends reinvested........................         501,369        9,245,448
  Paid for shares redeemed..................................     (37,273,517)     (32,108,106)
                                                                ------------     ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................     (32,413,323)       1,910,421
                                                                ------------     ------------
         Increase (decrease) in net assets..................      (7,880,192)       8,830,756
Net Assets:
  Beginning of period.......................................     296,902,931      288,072,175
                                                                ------------     ------------
  End of period (a).........................................    $289,022,739     $296,902,931
                                                                ============     ============
(a) Includes undistributed net investment income of.........    $    308,034     $        323
                                                                ============     ============

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED            YEARS ENDED DECEMBER 31,
                                                                  6-30-99          ---------------------------------------
                                                                (UNAUDITED)         1998       1997       1996       1995
                                                              ----------------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................       $36.31          $35.44     $32.30     $28.58     $23.20
Income from investment operations:
  Net investment income.....................................         0.10            0.45       0.51       0.47       0.50
  Net realized & unrealized gain on investments.............         3.26            1.56       5.24       4.58       5.65
                                                                   ------          ------     ------     ------     ------
    Total income from investment operations.................         3.36            2.01       5.75       5.05       6.15
                                                                   ------          ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................        (0.06)          (0.45)     (0.63)     (0.46)     (0.39)
  Distributions from net realized capital gains.............         0.00           (0.69)     (1.98)     (0.87)     (0.38)
                                                                   ------          ------     ------     ------     ------
    Total distributions.....................................        (0.06)          (1.14)     (2.61)     (1.33)     (0.77)
                                                                   ------          ------     ------     ------     ------
Net asset value, end of period..............................       $39.61          $36.31     $35.44     $32.30     $28.58
                                                                   ======          ======     ======     ======     ======
Total return................................................         9.27%(b)        5.72%     18.17%     18.35%     27.20%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................         0.64%(a)        0.64%      0.67%      0.73%      0.73%
  Ratio of net investment income to average net assets......         0.57%(a)        1.25%      1.43%      1.60%      1.90%
Portfolio turnover rate.....................................           22%             25%        19%        11%        14%
Net assets at end of period (millions)......................       $289.0          $296.9     $288.1     $175.7     $175.7

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
             AEROSPACE (3.8%)
$1,737,000   Allied Signal 4.800% 07/09/99......  $ 1,735,147
                                                  -----------
             AUTOMOTIVE & RELATED (18.8%)
 1,151,000   American Honda 4.820% 07/16/99.....    1,148,688
 1,300,000   American Honda 4.820% 07/19/99.....    1,296,867
 1,356,000   Ford Motor Credit Corp. 5.000%
              07/29/99..........................    1,350,727
 2,118,000   General Motors 4.780% 07/01/99.....    2,118,000
   289,000   General Motors 4.820% 07/14/99.....      288,497
 2,400,000   Hertz Corp. 4.850% 07/08/99........    2,397,737
                                                  -----------
                                                    8,600,516
                                                  -----------
             CHEMICALS (4.4%)
 2,016,000   Monsanto Co. 4.920% 07/26/99.......    2,009,112
                                                  -----------
             COMPUTER & RELATED (4.4%)
 2,019,000   IBM Credit 4.980% 07/23/99.........    2,012,856
                                                  -----------
             CONSUMER PRODUCTS (6.6%)
 1,929,000   American Home Products 4.900%
              08/02/99..........................    1,920,598
 1,095,000   Fortune Brands 5.100% 08/09/99.....    1,088,950
                                                  -----------
                                                    3,009,548
                                                  -----------
             CONTAINERS (2.2%)
 1,005,000   Crown Cork & Seal 5.120%
              07/15/99..........................    1,002,999
                                                  -----------
             FINANCE (14.2%)
   976,000   American Express 4.940% 07/14/99...      974,259
   460,000   American Express 5.060% 07/14/99...      459,159
 1,527,000   Associates First Capital 5.170%
              08/04/99..........................    1,519,544
 2,400,000   Heller Financial 5.050% 07/27/99...    2,391,247
 1,152,000   Household Finance 5.050%
              08/09/99..........................    1,145,698
                                                  -----------
                                                    6,489,907
                                                  -----------
             ELECTRICAL EQUIPMENT (5.2%)
 2,400,000   G.E. Capital 5.020% 08/03/99.......    2,388,956
                                                  -----------
             FOOD & RELATED (10.7%)
 1,523,000   Archer Daniels 4.900% 07/28/99.....    1,517,403
 1,213,000   Coca-Cola Co. 4.760% 07/02/99......    1,212,840
 1,174,000   Coca-Cola Co. 4.760% 07/06/99......    1,173,224
 1,006,000   Winn-Dixie 5.150% 07/22/99.........    1,002,978
                                                  -----------
                                                    4,906,445
                                                  -----------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
             INSURANCE (10.5%)
$2,400,000   AETNA Services 5.000% 07/13/99.....  $ 2,396,000
 2,400,000   Prudential Funding 4.800%
              07/07/99..........................    2,398,080
                                                  -----------
                                                    4,794,080
                                                  -----------
             MACHINERY & EQUIPMENT (4.4%)
 2,000,000   John Deere Capital 4.870%
              07/20/99..........................    1,994,859
                                                  -----------
             OIL, ENERGY & NATURAL GAS (5.3%)
 2,450,000   Dupont E.I. De Nemours Co. 4.860%
              07/21/99..........................    2,443,385
                                                  -----------
             RETAIL (5.5%)
 2,319,000   Albertson's Inc. 5.030% 07/30/99...    2,309,604
   187,000   Sears Roebuck 4.890% 07/13/99......      186,695
                                                  -----------
                                                    2,496,299
                                                  -----------
             UTILITIES (7.7%)
 1,850,000   Central Louisiana Electric 5.150%
              08/13/99..........................    1,838,620
   450,000   Houston Industries 5.120%
              07/15/99..........................      449,103
 1,215,000   Southern California Edison 4.870%
              07/12/99..........................    1,213,192
                                                  -----------
                                                    3,500,915
                                                  -----------
             TOTAL HOLDINGS (103.7%)
              (COST $47,385,024) (a)............  $47,385,024
                                                  -----------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (-3.7%)...............   (1,708,496)
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $45,676,528
                                                  ===========

---------------

(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 1999 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $47,385,024).............  $47,385,024
  Cash in bank..............................        1,103
  Receivable for fund shares sold...........      546,823
  Other.....................................        1,805
                                              -----------
    Total assets............................   47,934,755
                                              -----------
Liabilities:
  Payable for shares redeemed...............    2,237,413
  Payable for investment management services
    (note 3)................................       10,028
  Other accrued expenses....................        4,659
  Dividends payable.........................        6,126
                                              -----------
    Total liabilities.......................    2,258,226
                                              -----------
Net assets at market value..................  $45,676,529
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 4,567,659
  Paid-in capital in excess of par value....   41,108,870
                                              -----------
Net assets at market value..................  $45,676,529
                                              ===========
Shares outstanding (note 4).................    4,567,653
Net asset value per share...................  $     10.00
                                              ===========

 STATEMENT OF OPERATIONS

                                  For Six Months Ended June 30, 1999 (Unaudited)

Investment income:
  Interest..................................  $ 1,158,527
                                              -----------
Expenses:
  Management fees (note 3)..................       69,970
  Custodian fees (note 3)...................        3,445
  Directors' fees (note 3)..................          530
  Professional fees.........................        2,323
  Accounting and transfer agent fees........       11,047
  Other.....................................        2,984
                                              -----------
    Total expenses..........................       90,299
    Less fees waived (note 3)...............      (11,662)
                                              -----------
      Net expenses..........................       78,637
    Net investment income...................  $ 1,079,890
                                              -----------
    Net increase in net assets from
      operations............................  $ 1,079,890
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                                  6-30-99         YEAR ENDED
                                                                (UNAUDITED)        12-31-98
                                                              ----------------   ------------
From operations:
      Net increase in net assets from operations............    $  1,079,890     $  1,645,134
                                                                ------------     ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................      (1,079,890)      (1,645,134)
                                                                ------------     ------------
From capital share transactions (note 4):
  Received from shares sold.................................      67,412,569       61,020,166
  Received from dividends reinvested........................       1,079,897        1,645,134
  Paid for shares redeemed..................................     (67,217,589)     (47,405,261)
                                                                ------------     ------------
      Increase in net assets derived from capital share
       transactions.........................................       1,274,877       15,260,039
                                                                ------------     ------------
         Increase in net assets.............................       1,274,877       15,260,039
Net Assets:
  Beginning of period.......................................      44,401,652       29,141,613
                                                                ------------     ------------
  End of period.............................................    $ 45,676,529     $ 44,401,652
                                                                ============     ============

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED            YEARS ENDED DECEMBER 31,
                                                                  6-30-99          ---------------------------------------
                                                                (UNAUDITED)         1998       1997       1996       1995
                                                              ----------------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................       $10.00          $10.00     $10.00     $10.00     $10.00
Income from investment operations:
  Net investment income.....................................         0.23            0.52       0.52       0.50       0.54
                                                                   ------          ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................        (0.23)          (0.52)     (0.52)     (0.50)     (0.54)
                                                                   ------          ------     ------     ------     ------
Net asset value, end of period..............................       $10.00          $10.00     $10.00     $10.00     $10.00
                                                                   ======          ======     ======     ======     ======
Total return................................................         2.32%(b)        5.39%      5.37%      5.17%      5.62%
Ratios net of fees waived by advisor (a):
  Ratio of expenses to average net assets...................         0.34%(a)        0.36%      0.38%      0.44%      0.44%
  Ratio of net investment income to average net assets......         4.65%(a)        5.26%      5.11%      4.98%      5.39%
Ratios assuming no fees waived by advisor:
  Ratio of expenses to average net assets...................         0.39%(a)        0.41%      0.43%      0.49%      0.55%
  Ratio of net investment income to average net assets......         4.60%(a)        5.21%      5.06%      4.93%      5.27%
Net assets at end of period (millions)......................       $ 45.7          $ 44.4     $ 29.1     $ 25.6     $ 15.7

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

BOND PORTFOLIO
OHIO NATIONAL FUND, INC.

 OBJECTIVE

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with preservation of capital.

 PERFORMANCE AS OF JUNE 30, 1999

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                    2.01%
Three-year                                  6.44%
Five-year                                   7.30%
Ten-year                                    7.51%
Since inception (11/2/82)                   8.20%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The Bond Portfolio returned 2.01% over the past year versus 4.19% for the Lehman Government/Corporate Intermediate Bond Index. For the first six months of 1999, the fund outperformed the Index -.32 to -.58. During the last six months of 1998, corporate bonds in the Baa category seriously underperformed Treasury securities and the Index. The first half of 1999 has seen this situation turn around somewhat and our performance has improved relative to the Index. The economy is expected to slow somewhat in the second half of 1999 and interest rates will likely be more stable than in the first half when the 30-year U.S. Treasury bond yields increased approximately 1%.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                                 BOND PORTFOLIO (COMMENCED       LEHMAN BROS. GOVT./CORP. INDEX -
                                                                OPERATIONS NOVEMBER 2, 1982)               INTERMEDIATE
                                                                ----------------------------     --------------------------------
                                                                       10,000.00                           10,000.00
'86                                                                    10,514.00                           10,511.00
                                                                       10,498.20                           10,557.30
'87                                                                    10,599.00                           10,896.10
                                                                       10,954.10                           11,376.70
'88                                                                    11,313.40                           11,634.90
                                                                       11,962.80                           12,540.10
'89                                                                    12,525.00                           13,119.50
                                                                       12,914.50                           13,520.90
'90                                                                    13,503.40                           14,322.70
                                                                       14,104.30                           14,944.30
'91                                                                    15,253.80                           16,416.30
                                                                       15,777.00                           16,910.40
'92                                                                    16,403.40                           17,593.60
                                                                       17,673.00                           18,675.60
'93                                                                    18,157.30                           19,127.60
                                                                       17,343.80                           18,622.60
'94                                                                    17,460.00                           18,754.80
                                                                       19,541.30                           20,553.40
'95                                                                    20,760.60                           21,624.30
                                                                       20,463.80                           21,578.90
'96                                                                    21,529.90                           22,500.30
                                                                       22,266.20                           23,137.00
'97                                                                    23,528.70                           24,270.70
                                                                       24,189.90                           25,103.20
'98                                                                    24,755.90                           26,305.70
                                                                       24,676.70                           26,153.10

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 1999

                                       % of Net Assets
 1.  Anixter 8.00% 09/15/03                 3.95
 2.  Franchise Finance Corp. of
     Amer. 8.25% 10/30/2003                 3.90
 3.  US Industries, Inc. 144A 7.125%
     04/15/2005                             3.79
 4.  Dial Corp. 6.5% 9/15/2008              3.65
 5.  Abitibi-Consolidated Inc. 7.40%
     04/01/18                               3.49
 6.  Thermo Electron Corporation
     4.25% 01/01/2003                       3.42
 7.  Colonial Realty 8.05% 07/15/06         3.41
 8.  Texas Utilities 7.48% 01/01/17         2.73
 9.  Watson Pharmaceuticals, Inc.
     7.125% 5/15/08                         2.57
10.  Mirage Resorts, Inc. 6.75%
     02/01/2008                             2.50

 TOP 5 INDUSTRIES AS OF JUNE 30, 1999

                                       % of Net Assets
 1.  Utilities                              8.64
 2.  Oil, Energy, and Natural Gas           8.40
 3.  Electrical Equipment                   7.13
 4.  Forestry and Paper Products            6.53
 5.  Financial Services                     5.71

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             GOVERNMENT (1.9%)
$  500,000   U.S. Treasury Note 7.875%
              11/15/99..........................  $   505,313
                                                  -----------
             AIR COURIER (1.6%)
   461,275   Federal Express Inc. 7.020%
              01/15/16..........................      432,849
                                                  -----------
             AUTOMOTIVE & RELATED (2.3%)
   100,000   Arvin Industries 10.000%
              08/01/00..........................      102,853
   500,000   General Motors Automobile Corp.
              8.400% 10/15/99...................      503,348
                                                  -----------
                                                      606,201
                                                  -----------
             BUSINESS SERVICES (1.9%)
   500,000   Cendant Corp. 7.750% 12/01/03......      505,475
                                                  -----------
             BUILDING & CONSTRUCTION (1.9%)
   500,000   Owens Corning 7.500% 05/01/05......      495,429
                                                  -----------
             CHEMICALS (2.4%)
   700,000   Mississippi Chemical Corp. 7.250%
              11/15/17..........................      630,036
                                                  -----------
             COMMUNICATIONS (1.8%)
   200,000   Comcast Cable Communications 8.375%
              05/01/07..........................      213,835
   250,000   Tele-Communications Inc. 8.250%
              01/15/03..........................      263,269
                                                  -----------
                                                      477,104
                                                  -----------
             COMPUTER & RELATED (1.8%)
   300,000   Apple Computer Inc. 6.500%
              02/15/04..........................      276,750
   200,000   Comdisco, Inc. 7.750% 09/01/99.....      200,444
                                                  -----------
                                                      477,194
                                                  -----------
             CONSUMER GOODS (3.6%)
 1,000,000   Dial Corp. 6.500% 09/15/08.........      953,219
                                                  -----------
             ELECTRICAL EQUIPMENT (7.1%)
 1,000,000   Anixter Intl. 8.000% 09/15/03......    1,030,974
   500,000   Pioneer 8.500% 08/01/06............      457,700
   400,000   Tektronix Inc. 7.500% 08/01/03.....      409,461
                                                  -----------
                                                    1,898,135
                                                  -----------
             FINANCIAL SERVICES (5.7%)
 1,000,000   Franchise Finance Corp of America
              8.250% 10/30/03...................    1,018,309
   500,000   St. Paul Bancorp Inc. 7.125%
              02/15/04..........................      500,977
                                                  -----------
                                                    1,519,286
                                                  -----------
             FORESTRY & PAPER PRODUCTS (6.5%)
 1,000,000   Abitibi Consolidated Inc. 7.400%
              04/01/18..........................      910,320
   300,000   Boise Cascade Co. 9.850%
              06/15/02..........................      318,191
   250,000   Champion International 7.700%
              12/15/99..........................      251,556
   250,000   ITT Rayonier Inc. 7.500%
              10/15/02..........................      256,812
                                                  -----------
                                                    1,736,879
                                                  -----------

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             FOREIGN FOOD & RELATED (1.7%)
$  500,000   Gruma, SA de C.V. (Mexico) 7.625%
              10/15/07..........................  $   446,250
                                                  -----------
             FOREIGN GOVERNMENT (1.8%)
   200,000   British Columbia (United Kingdom)
              7.000% 01/15/03...................      203,560
   250,000   Province of Quebec (Canada) 8.625%
              01/19/05..........................      271,653
                                                  -----------
                                                      475,213
                                                  -----------
             HOTEL/LODGING (4.8%)
   700,000   ITT Destinations 6.750% 11/15/05...      635,155
   700,000   Mirage Resorts Inc. 6.750%
              02/01/08..........................      653,050
                                                  -----------
                                                    1,288,205
                                                  -----------
             HOUSING, FURNITURE & RELATED (0.6%)
   140,000   Armstrong World 9.750% 04/15/08....      162,744
                                                  -----------
             INDUSTRIAL SERVICES (5.0%)
   400,000   R&B Falcon Corp. Series B 6.750%
              04/15/05..........................      338,000
 1,000,000   US Industries Inc. (144A) 7.125%
              10/15/03..........................      989,813
                                                  -----------
                                                    1,327,813
                                                  -----------
             INSURANCE (2.5%)
   250,000   Continental Corp. 7.250%
              03/01/03..........................      247,659
   400,000   Transamerica Finance Corp. 7.500%
              03/15/04..........................      412,406
                                                  -----------
                                                      660,065
                                                  -----------
             MACHINERY (3.3%)
 1,000,000   Thermo Electron 4.250% 01/01/03....      892,500
                                                  -----------
             MEDICAL & RELATED (4.6%)
   250,000   Bergen Brunswig 7.375% 01/15/03....      251,369
   300,000   Cardinal Health Inc. 6.500%
              02/15/04..........................      297,830
   700,000   Watson Pharmaceuticals 7.125%
              05/15/08..........................      671,108
                                                  -----------
                                                    1,220,307
                                                  -----------
             METALS & MINING (1.7%)
   500,000   Cyprus Minerals 6.625% 10/15/05....      455,014
                                                  -----------
             OIL, ENERGY & NATURAL GAS (8.4%)
   200,000   Atlantic Richfield 8.550%
              03/01/12..........................      225,649
   100,000   DeKalb Energy 9.875% 07/15/00......      103,458
   400,000   Dresser Industries, Inc. 6.250%
              06/01/00..........................      400,141
   500,000   Husky Oil Ltd. 8.900% 08/15/28.....      485,535
   125,000   Marathon Oil 7.000% 06/01/02.......      125,293
   400,000   PDV America, Inc. 7.875%
              08/01/03..........................      391,490
   500,000   System Energy 7.800% 08/01/00......      503,092
                                                  -----------
                                                    2,234,658
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             REAL ESTATE & LEASING (5.4%)
$  300,000   Avalon Properties Inc. 7.375%
              09/15/02..........................  $   300,862
   900,000   Colonial Realty 8.050% 07/15/06....      891,712
   250,000   Sun Communities 7.625% 05/01/03....      250,023
                                                  -----------
                                                    1,442,597
                                                  -----------
             RESTAURANTS (1.8%)
   500,000   Wendy's Inc. 6.350% 12/15/05.......      479,212
                                                  -----------
             TRANSPORTATION (3.9%)
   250,000   American President Cos., Ltd.
              7.125% 11/15/03...................      200,274
   350,000   Illinois Central Gulf Railroad
              6.750% 05/15/03...................      352,034
   482,967   Northwest Airlines 8.070%
              01/02/15..........................      492,271
                                                  -----------
                                                    1,044,579
                                                  -----------
             UTILITIES (8.6%)
   200,000   Cleveland Electric Illum. 7.625%
              08/01/02..........................      203,470
   500,000   Great Lakes Power Inc. 8.900%
              12/01/99..........................      505,045
   250,000   Kansas Gas & Electric 8.290%
              03/29/16..........................      252,183
   200,000   Old Dominion Electric Co-op 8.760%
              12/01/22..........................      215,176
   200,000   Sprint Corp. 8.125% 07/15/02.......      207,476
   700,000   Texas Utilities Electric Co. 7.480%
              01/01/17..........................      711,646
   200,000   Toledo Edison Co. 7.875%
              08/01/04..........................      205,094
                                                  -----------
                                                    2,300,090
                                                  -----------
             TOTAL LONG-TERM BONDS & NOTES
              (92.6%) (COST $25,051,055)........  $24,666,367
                                                  -----------

                                                    MARKET
  SHARES               PREFERRED STOCK               VALUE
-------------------------------------------------------------
             UTILITIES (1.1%)
    12,000   GTE Delaware, 8.750%, Series B.....  $   304,500
                                                  -----------
             TOTAL PREFERRED STOCKS (1.1%) (COST
              $300,000).........................  $   304,500
                                                  -----------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
             FINANCE (4.3%)
$  561,000   American General Corp. 5.200%
              07/01/99..........................  $   561,000
   580,000   G.E. Capital 5.000% 07/02/99.......      579,920
                                                  -----------
             TOTAL SHORT-TERM NOTES (4.3%)
              (COST $1,140,920).................  $ 1,140,920
                                                  -----------
             TOTAL HOLDINGS (98.0%)
              (COST $26,491,975) (a)............  $26,111,787
                                                  -----------
             CASH & RECEIVABLES,
              NET OF LIABILITIES (2.0%).........      522,020
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $26,633,807
                                                  ===========

---------------

(a) Also represents cost for Federal income tax purposes.

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $989,813 or 3.7% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 1999 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $26,491,975).............  $26,111,787
  Cash in bank..............................          355
  Receivable for securities sold............            0
  Receivable for fund shares sold...........      463,214
  Dividends and accrued interest
    receivable..............................      519,585
  Other.....................................        1,411
                                              -----------
    Total assets............................   27,096,352
                                              -----------
Liabilities:
  Payable for shares redeemed...............        3,411
  Payable for investment management services
    (note 3)................................       13,083
  Other accrued expenses....................       11,117
  Dividends payable.........................      434,935
                                              -----------
    Total liabilities.......................      462,546
                                              -----------
Net assets at market value..................  $26,633,806
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 2,573,580
  Paid-in capital in excess of par value....   24,247,028
  Accumulated net realized loss on
    investments (note 1)....................     (245,016)
  Net unrealized depreciation on investments
    (note 1)................................     (380,188)
  Undistributed net investment income.......      438,402
                                              -----------
Net assets at market value..................  $26,633,806
                                              ===========
Shares outstanding (note 4).................    2,573,580
Net asset value per share...................  $     10.35
                                              ===========

 STATEMENT OF OPERATIONS

                                  For Six Months Ended June 30, 1999 (Unaudited)

Investment income:
  Interest...................................  $  968,945
  Dividends..................................      13,125
                                               ----------
    Total investment income..................     982,070
                                               ----------
Expenses:
  Management fees (note 3)...................      80,565
  Custodian fees (note 3)....................       2,736
  Directors' fees (note 3)...................         517
  Professional fees..........................       2,267
  Accounting and transfer agent fees.........      13,656
  Other......................................       3,068
                                               ----------
    Total expenses...........................     102,809
                                               ----------
    Net investment income....................  $  879,261
                                               ----------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain from investments.........  $   26,826
  Net increase in unrealized depreciation on
    investments..............................    (994,046)
                                               ----------
    Net loss on investments..................    (967,220)
                                               ----------
    Net decrease in net assets from
      operations.............................  $  (87,959)
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                                  6-30-99        YEAR ENDED
                                                                (UNAUDITED)       12-31-98
                                                              ----------------   -----------
From operations:
  Net investment income.....................................    $   879,261      $ 1,603,360
  Realized gain (loss) on investments.......................         26,826         (230,373)
  Unrealized loss on investments............................       (994,046)        (124,666)
                                                                -----------      -----------
      Net increase (decrease) in net assets from
       operations...........................................        (87,959)       1,248,321
                                                                -----------      -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................       (440,859)      (1,604,016)
                                                                -----------      -----------
From capital share transactions (note 4):
  Received from shares sold.................................      3,140,768       10,579,517
  Received from dividends reinvested........................        440,859        1,604,016
  Paid for shares redeemed..................................     (4,800,189)      (5,213,682)
                                                                -----------      -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................     (1,218,562)       6,969,851
                                                                -----------      -----------
         Increase (decrease) in net assets..................     (1,747,380)       6,614,156
Net Assets:
  Beginning of period.......................................     28,381,186       21,767,030
                                                                -----------      -----------
  End of period (a).........................................    $26,633,806      $28,381,186
                                                                ===========      ===========
(a) Includes undistributed net investment income of.........    $   438,402      $     2,660
                                                                ===========      ===========

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED          YEARS ENDED DECEMBER 31,
                                                                  6-30-99        ---------------------------------------
                                                                (UNAUDITED)       1998       1997       1996       1995
                                                              ----------------   ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................       $10.56        $10.68     $10.62     $10.93     $ 9.70
Income (loss) from investment operations:
  Net investment income.....................................         0.34          0.67       0.71       0.69       0.70
  Net realized and unrealized gain (loss) on investments....        (0.38)        (0.12)      0.23      (0.32)      1.08
                                                                   ------        ------     ------     ------     ------
    Total income (loss) from investment operations..........        (0.04)         0.55       0.94       0.37       1.78
                                                                   ------        ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................        (0.17)        (0.67)     (0.88)     (0.68)     (0.55)
  Distributions from net realized capital gains.............         0.00          0.00       0.00       0.00       0.00
                                                                   ------        ------     ------     ------     ------
    Total distributions.....................................        (0.17)        (0.67)     (0.88)     (0.68)     (0.55)
                                                                   ------        ------     ------     ------     ------
Net asset value, end of period..............................       $10.35        $10.56     $10.68     $10.62     $10.93
                                                                   ======        ======     ======     ======     ======
Total return................................................        (0.32)%(b)     5.22%      9.28%      3.71%     18.90%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................         0.72%(a)      0.72%      0.78%      0.79%      0.75%
  Ratio of net investment income to average net assets......         2.52%(a)      6.21%      6.67%      6.54%      6.76%
Portfolio turnover rate.....................................            0%           12%        10%         3%         4%
Net assets at end of period (millions)......................       $ 26.6        $ 28.4     $ 21.8     $ 20.8     $ 18.1

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

OMNI PORTFOLIO
OHIO NATIONAL FUND, INC.

 OBJECTIVE

The Omni Portfolio seeks a high level of long-term total rate of return consistent with prudent investment risks. Total return consists of current income and capital appreciation.

 PERFORMANCE AS OF JUNE 30, 1999

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                    2.77%
Three-year                                 12.18%
Five-year                                  13.78%
Ten-year                                   11.09%
Since inception (9/10/84)                  11.53%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The return for the Omni portfolio during the first half of 1999 was 6.01%. The return for the portfolio was -0.49 during the first quarter as we completed the transition of the common stock portion of the portfolio from a multiple market capitalization portfolio (medium market capitalization of approximately $2 billion) to a medium and large capitalization portfolio with medium market capitalization of approximately $10 billion. The second quarter return was 6.52%.

We expect the Equity market to remain somewhat volatile as concerns of rising interest rates and inflation, and extended equity valuations offset the continuing strong earnings reported by many companies. It is possible that interest rates could continue to increase as inflation concerns mount and commodity prices increase off their lows. We expect the stock market to incur periods of price corrections and interest rates, though rising somewhat, to stay within a reasonable range. We feel investing in the common stocks of strong, growing companies at reasonable prices will provide the best returns in the financial markets.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                                 OMNI PORTFOLIO (COMMENCED
                                                               OPERATIONS SEPTEMBER 10, 1984)               S&P INDEX
                                                               ------------------------------               ---------
                                                                       10,000.00                           10,000.00
'86                                                                     9,865.00                            9,806.00
                                                                       10,798.20                           12,508.50
'87                                                                     9,698.97                           10,318.30
                                                                       10,796.90                           11,645.20
'88                                                                    11,157.50                           12,052.80
                                                                       12,261.00                           14,034.30
'89                                                                    12,882.60                           15,847.50
                                                                       13,307.70                           16,335.60
'90                                                                    13,128.10                           15,345.70
                                                                       14,011.60                           17,543.20
'91                                                                    15,510.80                           20,032.60
                                                                       15,735.80                           19,904.30
'92                                                                    16,845.10                           21,568.30
                                                                       17,990.60                           22,607.90
'93                                                                    19,010.70                           23,722.50
                                                                       18,413.70                           22,911.20
'94                                                                    18,909.10                           24,033.90
                                                                       21,456.10                           28,876.70
'95                                                                    23,213.40                           33,029.10
                                                                       24,875.40                           36,398.10
'96                                                                    26,820.70                           40,653.10
                                                                       29,728.10                           48,986.90
'97                                                                    31,687.10                           54,179.80
                                                                       34,165.10                           63,763.20
'98                                                                    33,123.10                           69,648.60
                                                                       35,113.70                           78,271.10

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 1999

                                       % of Net Assets
 1.  Cisco Systems Inc.                      4.23
 2.  Sun Microsystems, Inc.                  2.68
 3.  Texas Instruments Incorporated          2.54
 4.  American International Group,
     Inc                                     2.06
 5.  Microsoft Corporation                   1.75
 6.  Schlumberger Limited                    1.66
 7.  Ford Motor Company                      1.61
 8.  General Electric Company                1.54
 9.  Owens-Illinois Inc.                     1.51
10.  AlliedSignal Inc.                       1.50

 TOP 5 INDUSTRIES AS OF JUNE 30, 1999

                                       % of Net Assets
 1.  Computer and Related                   17.96
 2.  Oil, Energy, and Natural Gas            9.30
 3.  Banking                                 5.19
 4.  Electrical Equipment                    5.16
 5.  Medical & Related                       4.79

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

                                                    MARKET
  SHARES                COMMON STOCK                VALUE
-------------------------------------------------------------
             AEROSPACE (2.2%)
    49,000   Allied Signal Inc. ...............  $  3,087,000
    21,600   Raytheon Co. .....................     1,520,100
                                                 ------------
                                                    4,607,100
                                                 ------------
             AUTOMOTIVE & RELATED (2.7%)
    16,294   *DaimlerChrysler AG...............     1,448,129
     8,000   Eaton Corp. ......................       736,000
    58,777   Ford Motor Co. ...................     3,317,227
                                                 ------------
                                                    5,501,356
                                                 ------------
             BANKING (5.3%)
    24,750   Bank America Corp. ...............     1,814,484
    36,700   Bank One Corp. ...................     2,185,944
    67,597   Charter One Financial Inc. .......     1,880,042
    76,320   Firstar Corp. ....................     2,136,960
    45,000   Mellon Bank Corp. ................     1,636,875
    34,500   Washington Mutual Inc. ...........     1,220,438
                                                 ------------
                                                   10,874,743
                                                 ------------
             BUSINESS SERVICES (1.4%)
    54,500   Manpower Inc. ....................     1,233,063
    67,000   Reynolds & Reynolds...............     1,561,938
                                                 ------------
                                                    2,795,001
                                                 ------------
             BROADCAST RADIO & TV (1.8%)
    60,000   *CBS Corp. .......................     2,606,250
    40,000   *Infinity Broadcasting............     1,190,000
                                                 ------------
                                                    3,796,250
                                                 ------------
             CHEMICALS (1.3%)
    25,000   Hercules Inc. ....................       982,813
    20,000   Minerals Technologies Inc. .......     1,116,250
    15,000   Monsanto Co. .....................       591,562
                                                 ------------
                                                    2,690,625
                                                 ------------
             COMPUTER & RELATED (14.4%)
    28,000   *3Comm Corp. .....................       747,250
   135,000   *Cisco Systems Inc. ..............     8,707,500
    34,500   Computer Associates...............     1,897,500
    26,200   *Computer Sciences Corp. .........     1,812,713
    44,000   *EMC Corp. .......................     2,420,000
    30,000   Hewlett-Packard Co. ..............     3,015,000
    40,000   *Microsoft Corp. .................     3,607,500
    16,000   *NCR Corp. .......................       781,000
    47,058   *Seagate Technology Inc. .........     1,205,861
    80,000   *Sun Microsystems Inc. ...........     5,510,000
     1,850   *Unisys Corp. ....................        72,034
                                                 ------------
                                                   29,776,358
                                                 ------------
             CONTAINERS (1.5%)
    95,000   *Owens-Illinois Inc. .............     3,105,313
                                                 ------------

                                                    MARKET
  SHARES                COMMON STOCK                VALUE
-------------------------------------------------------------
             DRUGS (3.9%)
    56,000   Abbott Laboratories...............  $  2,548,000
    57,000   *Applied Analytical Ind. .........       641,250
    24,000   Eli Lilly & Co. ..................     1,719,000
    49,000   *Kendle International.............       784,000
    45,000   Mylan Laboratories................     1,192,500
    30,000   *Watson Pharmaceutical............     1,051,875
                                                 ------------
                                                    7,936,625
                                                 ------------
             ELECTRICAL EQUIPMENT (3.6%)
    47,000   *American Power Conversion
              Corp. ...........................       945,875
    26,116   Federal Signal Corp. .............       553,333
    28,000   General Electric Co. .............     3,164,000
    45,000   Xerox Corp. ......................     2,657,812
                                                 ------------
                                                    7,321,020
                                                 ------------
             ENTERTAINMENT & LEISURE (0.8%)
    66,000   Cedar Fair........................     1,645,875
                                                 ------------
             FINANCIAL SERVICES (2.6%)
    60,810   Associates First Capital CL A.....     2,694,643
    55,000   MGIC Investment Corp. ............     2,674,375
                                                 ------------
                                                    5,369,018
                                                 ------------
             FOOD & RELATED (0.6%)
    35,000   Food Lion Inc. CL A...............       415,625
    70,000   Food Lion Inc. CL B...............       809,375
                                                 ------------
                                                    1,225,000
                                                 ------------
             HOUSING, FURNITURE & RELATED (1.3%)
   139,781   Clayton Homes Inc. ...............     1,598,745
    24,000   Newell Rubbermaid.................     1,116,000
                                                 ------------
                                                    2,714,745
                                                 ------------
             INDUSTRIAL (1.2%)
    26,000   Tyco International Ltd. ..........     2,463,500
                                                 ------------
             INSURANCE (3.2%)
    36,280   American International Group......     4,247,028
        18   Cincinnati Financial Corp. .......           676
    36,500   Equitable Cos. Inc. ..............     2,445,500
                                                 ------------
                                                    6,693,204
                                                 ------------
             MEDICAL & RELATED (3.5%)
    26,500   Baxter International..............     1,606,563
    57,000   *Capital Senior Living............       570,000
    32,273   Cardinal Health...................     2,069,506
    37,500   *HCR Manor Care...................       907,031
    34,000   United Healthcare Corp. ..........     2,129,250
                                                 ------------
                                                    7,282,350
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

                                                    MARKET
  SHARES                COMMON STOCK                VALUE
-------------------------------------------------------------
             OIL, ENERGY & NATURAL GAS (6.6%)
    23,000   Chevron Corp. ....................  $  2,189,313
    74,500   *Louis Dreyfus Natural Gas........     1,606,406
    53,630   Schlumberger Ltd. ................     3,415,561
    86,000   *Tesoro Petroleum.................     1,370,625
    50,000   Transocean Offshore Inc. .........     1,312,500
    90,000   USEC Inc. ........................     1,338,750
    57,000   Williams Companies Inc. ..........     2,426,062
                                                 ------------
                                                   13,659,217
                                                 ------------
             REAL ESTATE & LEASING (1.1%)
    48,000   Commercial Net Lease Realty.......       618,000
    50,000   JDN Realty Corp. .................     1,118,750
    24,000   National Health Investors Inc. ...       547,500
                                                 ------------
                                                    2,284,250
                                                 ------------
             RESTAURANTS (1.0%)
    50,000   *Buffets Inc. ....................       575,000
    81,625   *Consolidated Product.............     1,469,250
                                                 ------------
                                                    2,044,250
                                                 ------------
             SEMICONDUCTOR MANUFACTURE (4.6%)
    33,333   *Analog Devices Inc. .............     1,672,900
    44,000   Intel Corp. ......................     2,618,000
    36,000   Texas Instruments Inc. ...........     5,220,000
                                                 ------------
                                                    9,510,900
                                                 ------------
             TELECOMMUNICATIONS & CELLULAR (3.5%)
    36,000   *ADC Telecommunications Inc. .....     1,640,250
    20,000   *Associated Group Inc. CL B.......     1,303,750
    39,000   *Bell Atlantic Corp. .............     2,549,625
    20,750   *MCI Worldcom Inc. ...............     1,789,688
                                                 ------------
                                                    7,283,313
                                                 ------------
             TEXTILES (0.8%)
    58,000   Warnaco Group CL A................     1,551,500
                                                 ------------
             TRANSPORTATION & EQUIPMENT (1.9%)
    32,250   *Atlas Air Inc. ..................     1,040,060
    65,000   Burlington Northern Santa Fe......     2,015,000
    24,000   CNF Transportation Inc. ..........       921,000
                                                 ------------
                                                    3,976,060
                                                 ------------
             TOTAL COMMON STOCKS (70.8%) (COST
              $78,576,853).....................  $146,107,573
                                                 ------------

                                                    MARKET
  SHARES              PREFERRED STOCK               VALUE
-------------------------------------------------------------
             BANKING (1.0%)
    46,000   Flagstar Bancorp Inc. ............  $  1,135,625
    30,000   National Australia Bank Conv. ....       911,250
                                                 ------------
                                                    2,046,875
                                                 ------------
             COMPUTERS & RELATED (0.5%)
    14,392   Unisys Corp. Conv. $3.75 Series
              A................................       937,279
                                                 ------------
             FINANCIAL SERVICES (0.4%)
    30,000   Provident Capital Tr. II 8.75%....       750,000
                                                 ------------

                                                    MARKET
  SHARES              PREFERRED STOCK               VALUE
-------------------------------------------------------------
             FOOD & RELATED (0.2%)
    20,000   Conagra Capital 9.35% Series C....  $    508,750
                                                 ------------
             METALS & MINING (0.2%)
    24,500   Freeport McMoran Copper & Gold
              Series C.........................       390,469
                                                 ------------
             OIL, ENERGY & NATURAL GAS (0.5%)
    41,000   Consumer Energy II Conv. .........     1,030,125
                                                 ------------
             RETAIL (0.4%)
    14,000   Kmart Conv. 7.75%.................       819,000
                                                 ------------
             UTILITIES (0.2%)
    20,000   GTE Delaware 8.75% Series B.......       507,500
                                                 ------------
             TOTAL PREFERRED STOCKS (3.4%)
              (COST $7,143,304)................  $  6,989,998
                                                 ------------

   FACE                                             MARKET
  AMOUNT          LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             GOVERNMENT (1.6%)
$  775,000   U.S. Treasury Note 6.375%
              07/15/99.........................  $    775,969
   500,000   U.S. Treasury Note 7.875%
              11/15/99.........................       505,313
 2,005,000   U.S. Treasury Note 7.750%
              02/15/01.........................     2,074,549
                                                 ------------
                                                    3,355,831
                                                 ------------
             AEROSPACE (0.2%)
   500,000   AAR Corp. 7.250% 10/15/03.........       498,822
                                                 ------------
             BANKING (0.5%)
 1,000,000   Green Tree Financial CL A 8.700%
              06/15/25.........................     1,065,786
                                                 ------------
             CHEMICALS (0.7%)
 1,750,000   GEON Company 7.500% 12/15/98......     1,535,301
                                                 ------------
             COMMUNICATIONS (1.0%)
 1,600,000   Comcast Cable Communications
              8.375% 05/01/07..................     1,710,680
   300,000   Sprint 8.125% 07/15/02............       311,214
                                                 ------------
                                                    2,021,894
                                                 ------------
             COMPUTERS & RELATED (0.3%)
   700,000   Apple Computer, Inc. 6.500%
              02/15/04.........................       645,750
                                                 ------------
             CONSUMER GOODS (0.7%)
 1,400,000   Owens Corning 7.500% 05/01/05.....     1,387,201
                                                 ------------
             FINANCIAL SERVICES (0.8%)
 1,000,000   Fertinitro Finance Inc. 8.290%
              04/01/20.........................       701,084
   500,000   Litchfield Financial Corp. 9.250%
              12/01/03.........................       482,500
   500,000   RBF Finance 11.000% 03/15/06......       517,500
                                                 ------------
                                                    1,701,084
                                                 ------------
             FOOD & RELATED (0.4%)
   740,000   Marsh Supermarkets Inc. 8.875%
              04/01/07.........................       736,300
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

   FACE                                             MARKET
  AMOUNT          LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             FORESTRY & PAPER PRODUCTS (0.7%)
$  700,000   Boise Cascade Co. 9.850%
              06/15/02.........................  $    742,445
   500,000   Champion International 9.875%
              06/01/00.........................       514,736
   250,000   ITT Rayonier, Inc. 7.500%
              10/15/02.........................       256,812
                                                 ------------
                                                    1,513,993
                                                 ------------
             HOUSING, FURNITURE & RELATED (1.1%)
   250,000   Armstrong World 9.750% 04/15/08...       290,614
 2,000,000   Oakwood Homes Corp. 8.125%
              03/10/09.........................     2,002,718
                                                 ------------
                                                    2,293,332
                                                 ------------
             INDUSTRIAL SERVICES (0.2%)
   400,000   Medar Sr. Sub. notes 12.950%
              06/30/05.........................       400,000
                                                 ------------
             INSURANCE (0.5%)
   500,000   Continental Corp. 7.250%
              03/01/03.........................       495,318
   600,000   Transamerica Finance Corp. 7.500%
              03/15/04.........................       618,608
                                                 ------------
                                                    1,113,926
                                                 ------------
             MACHINERY (0.2%)
   500,000   ABC Rail Products Corp. 9.125%
              01/15/04.........................       475,000
                                                 ------------
             MEDICAL & RELATED (1.6%)
   500,000   Bergen Brunswig 7.375% 01/15/03...       502,739
 1,500,000   Centocor Inc. 4.750% 02/15/05.....     1,681,875
 1,000,000   Tenet Healthcare Corp. 8.625%
              01/15/07.........................       990,000
                                                 ------------
                                                    3,174,614
                                                 ------------
             METALS & MINING (0.2%)
   500,000   Cyprus Minerals 6.625% 10/15/05...       455,014
                                                 ------------
             OIL, ENERGY & NATURAL GAS (2.9%)
   400,000   Dekalb Energy 9.875% 07/15/00.....       413,832
   350,000   Dresser Industries, Inc. 6.250%
              06/01/00.........................       350,123
   375,000   Marathon Oil 7.00% 06/01/02.......       375,879
   600,000   PVD America, Inc. 7.875%
              08/01/03.........................       587,235
   500,000   Petroleos Mexicanos Global 8.850%
              09/15/04.........................       455,000
 1,500,000   R & B Falcon Corp. Series B 6.750%
              04/15/05.........................     1,267,500
   500,000   Union Texas Petroleum 8.250%
              11/15/99.........................       503,837
   500,000   United Refining Company 10.750%
              06/15/07.........................       342,500
 2,000,000   Windsor Petroleum Transport Corp.
              7.840% 01/15/21..................     1,570,000
                                                 ------------
                                                    5,865,906
                                                 ------------
             RESTAURANTS (0.9%)
 1,900,000   Tricon Global Restaurants 7.450%
              05/15/05.........................     1,893,259
                                                 ------------

   FACE                                             MARKET
  AMOUNT          LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             TRANSPORTATION (0.4%)
$  500,000   American President Cos. Ltd.
              7.125% 11/15/03..................  $    400,546
   400,000   Illinois Central Gulf Railroad
              6.750% 05/15/03..................       402,325
                                                 ------------
                                                      802,871
                                                 ------------
             UTILITIES (1.9%)
   400,000   Cleveland Electric Illum. 7.625%
              08/01/02.........................       406,940
   700,000   ESI Tractebel 7.990% 12/30/11.....       667,782
 1,000,000   Great Lakes Power 9.000%
              08/01/04.........................     1,079,121
   700,000   Niagra Mohawk Power Corp. 7.750%
              10/01/08.........................       721,539
   400,000   Old Dominion Elec. Co. 8.760%
              12/01/22.........................       430,352
   500,000   Texas New Mexico Power Co. 9.250%
              09/15/00.........................       514,719
                                                 ------------
                                                    3,820,453
                                                 ------------
             TOTAL LONG-TERM BONDS & NOTES
              (16.8%) (COST $35,641,995).......  $ 34,756,337
                                                 ------------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES              VALUE
-------------------------------------------------------------
             FINANCE (7.4%)
$2,861,000   American Express Credit Corp.
              4.950% 07/06/99..................  $  2,859,033
 3,860,000   American General Finance 4.700%
              07/02/99.........................     3,859,496
 1,474,000   CIGNA Corp. 5.250% 07/09/99.......     1,472,280
 4,933,000   Household Finance 4.750%
              07/01/99.........................     4,933,000
 2,283,000   Prudential Funding 5.110%
              07/07/99.........................     2,281,057
                                                 ------------
                                                   15,404,866
                                                 ------------
             RETAIL (1.3%)
 2,579,000   Sears Roebuck Acceptance Corp.
              5.180% 07/08/99..................     2,576,402
                                                 ------------
             TOTAL SHORT-TERM NOTES (8.7%)
              (COST $17,981,268)...............  $ 17,981,268
                                                 ------------
             TOTAL HOLDINGS (99.7%) (COST
              $139,343,420) (a)................  $205,835,176
                                                 ------------
             CASH & RECEIVABLES,
              NET OF LIABILITIES (0.3%)........       629,344
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $206,464,520
                                                 ============

---------------

 * Non-income producing securities.

(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 1999 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $139,343,420)...........  $205,835,176
  Cash in bank.............................         2,620
  Receivable for securities sold...........        85,939
  Receivable for fund shares sold..........     2,286,229
  Dividends and accrued interest
    receivable.............................       841,337
  Other....................................        11,251
                                             ------------
    Total assets...........................   209,062,552
                                             ------------
Liabilities:
  Payable for shares redeemed..............       151,599
  Payable for investment management
    services (note 3)......................        89,248
  Other accrued expenses...................        70,956
  Dividends payable........................     2,286,229
                                             ------------
    Total liabilities......................     2,598,032
                                             ------------
Net assets at market value.................  $206,464,520
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $  9,141,558
  Paid-in capital in excess of par value...   134,250,022
  Accumulated net realized loss on
    investments (note 1)...................    (4,578,620)
  Net unrealized appreciation on
    investments
    (note 1)...............................    66,491,756
  Undistributed net investment income......     1,159,804
                                             ------------
Net assets at market value.................  $206,464,520
                                             ============
Shares outstanding (note 4)................     9,141,558
Net asset value per share..................  $      22.59
                                             ============

 STATEMENT OF OPERATIONS

                                  For Six Months Ended June 30, 1999 (Unaudited)

Investment income:
  Interest..................................  $ 1,967,578
  Dividends.................................    1,101,544
                                              -----------
    Total investment income.................    3,069,122
                                              -----------
Expenses:
  Management fees (note 3)..................      548,417
  Custodian fees (note 3)...................       20,029
  Directors' fees (note 3)..................        2,730
  Professional fees.........................       12,738
  Accounting and transfer agent fees........       71,513
  Other.....................................       17,890
                                              -----------
    Total expenses..........................      673,317
                                              -----------
    Net investment income...................  $ 2,395,805
                                              -----------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss from investments........  $(3,896,764)
  Net increase in unrealized appreciation on
    investments.............................   13,501,124
                                              -----------
    Net gain on investments.................    9,604,360
                                              -----------
    Net increase in net assets from
      operations............................  $12,000,165
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                                  6-30-99          YEAR ENDED
                                                                (UNAUDITED)         12-31-98
                                                              ----------------    ------------
From operations:
  Net investment income.....................................    $  2,395,805      $  5,640,411
  Realized loss on investments..............................      (3,896,764)         (681,856)
  Unrealized gain on investments............................      13,501,124         3,546,023
                                                                ------------      ------------
      Net increase in net assets from operations............      12,000,165         8,504,578
                                                                ------------      ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................      (1,241,699)       (5,642,402)
  Capital gains distributions...............................               0           (33,599)
                                                                ------------      ------------
         Total dividends and distributions..................      (1,241,699)       (5,676,001)
                                                                ------------      ------------
From capital share transactions (note 4):
  Received from shares sold.................................       5,239,590        30,642,850
  Received from dividends reinvested........................       1,241,699         5,676,001
  Paid for shares redeemed..................................     (25,195,252)      (18,442,457)
                                                                ------------      ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................     (18,713,963)       17,876,394
                                                                ------------      ------------
         Increase (decrease) in net assets..................      (7,955,497)       20,704,971
Net Assets:
  Beginning of period.......................................     214,420,017       193,715,046
                                                                ------------      ------------
  End of period (a).........................................    $206,464,520      $214,420,017
                                                                ============      ============
(a) Includes undistributed net investment income of.........    $  1,159,804      $      5,698
                                                                ============      ============

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED            YEARS ENDED DECEMBER 31,
                                                                  6-30-99          ---------------------------------------
                                                                (UNAUDITED)         1998       1997       1996       1995
                                                              ----------------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................       $21.44          $21.06     $19.40     $17.60     $14.76
Income from investment operations:
  Net investment income.....................................         0.25            0.58       0.56       0.53       0.58
  Net realized & unrealized gain on investments.............         1.03            0.38       2.87       2.10       2.72
                                                                   ------          ------     ------     ------     ------
         Total income from investment operations............         1.28            0.96       3.43       2.63       3.30
                                                                   ------          ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................        (0.13)          (0.58)     (0.69)     (0.52)     (0.46)
  Distributions from net realized capital gains.............         0.00            0.00      (1.08)     (0.31)      0.00
                                                                   ------          ------     ------     ------     ------
         Total distributions................................        (0.13)          (0.58)     (1.77)     (0.83)     (0.46)
                                                                   ------          ------     ------     ------     ------
Net asset value, end of period..............................       $22.59          $21.44     $21.06     $19.40     $17.60
                                                                   ======          ======     ======     ======     ======
Total return................................................         6.01%(b)        4.53%     18.15%     15.54%     22.75%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................         0.65%(a)        0.65%      0.71%      0.76%      0.75%
  Ratio of net investment income to average net assets......         2.31%(a)        2.71%      2.69%      2.89%      3.56%
Portfolio turnover rate.....................................           19%             18%        18%        12%        10%
Net assets at end of period (millions)......................       $206.5          $214.4     $193.7     $145.5     $109.6

---------------
(a) Annualized

(b) Calculated on an aggregate basis (not annualized)

   The accompanying notes are an integral part of these financial statements.

INTERNATIONAL PORTFOLIO
OHIO NATIONAL FUND, INC.

 OBJECTIVE

The International Portfolio seeks long-term capital growth by investing primarily in securities of foreign Companies.

 PERFORMANCE AS OF JUNE 30, 1999

AVERAGE ANNUAL TOTAL RETURNS:
One-year                                     (6.08)%
Three-year                                    2.66%
Five-year                                     6.54%
Since inception (5/3/93)                     10.20%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

We finally began to see investors focus again on emerging markets and Japan after a notable period of under-performance. This turnaround can be attributable to investor optimism that the "Asian Crisis" is finally over. This rally however came at the expense of the markets in Western Europe. Concerns over economic slowdown, a weak Euro currency, and fund outflows were factors. The year-to-date performance ending June 30, 1999 for the Ohio National International Portfolio stood at -1.01%. This compared with 3.97% for the Morgan Stanley International Europe, Australia, and Far East Index. The fund's underperformance was due to the timing in the first half of 1999 in restructuring the fund. In the second-half of 1999 the fund better matched our investment strategy. Our investment discipline is driven by security selection where we are looking for well positioned companies with strong bottom line growth that are trading at reasonable valuations. Moreover, the fund was well positioned when the Japanese equity market began to rally. Secondly, positions in the telecom and media sectors in Western Europe continued to pay dividends. Finally, some of our top holdings include, Softbank, a leading Japanese based software and media company and Nortel networks, a leading provider of global high-capacity data networks for telephone and the internet.
 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                            INTERNATIONAL PORTFOLIO (COMMENCED   MORGAN STANLEY CAPTL. INTL. EAFE
                                                                 OPERATIONS MAY 3, 1993)                      INDEX
                                                            ----------------------------------   --------------------------------
                                                                      10,000.00                            10,000.00
                                                                       9,936.00                            10,052.00
'93                                                                   12,496.50                            10,826.00
                                                                      13,253.80                            11,791.70
'94                                                                   13,504.30                            11,698.50
                                                                      14,287.50                            12,021.40
'95                                                                   15,139.10                            13,049.20
                                                                      16,812.00                            13,658.60
'96                                                                   17,331.40                            13,879.90
                                                                      19,366.20                            15,456.70
'97                                                                   17,696.80                            14,040.80
                                                                      19,367.40                            16,298.60
'98                                                                   18,383.50                            16,741.90
                                                                      18,188.60                            17,406.60

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 INTERNATIONAL HOLDINGS AS OF JUNE 30, 1999

                                       % of Net Assets
 1.  Sony Corp.                             1.63
 2.  Telesystem International
     Wireless                               1.31
 3.  Rohm Co.                               1.31
 4.  Advantest Corp.                        1.30
 5.  Bouygues                               1.23
 6.  Cable & Wireless Communication         1.22
 7.  Equant NV, ADR                         1.20
 8.  MobilCom AG                            1.19
 9.  Global TeleSystems Group, Inc.         1.17
10.  Mannesmann AG                          1.17

 TOP 5 INDUSTRIES AS OF JUNE 30, 1999

                                       % of Net Assets
 1.  Telecommunications                     14.75
 2.  Business & Public Services             11.29
 3.  Electronic Components,
     Instruments                             9.46
 4.  Broadcasting & Publishing               9.08
 5.  Appliances & Household Durables         5.13

The risk associated with investing on a worldwide basis includes differences in regulation of financial data and reporting and currency exchanges as well as economic and political systems which may be different from those in the United States. The prices of small company stocks are generally more volatile than the prices of large company stocks.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

                                                    MARKET
  SHARES     FOREIGN COMMON STOCK                   VALUE
-------------------------------------------------------------
             JAPAN (26.7%)
    13,700   Advantest Corp. (12)..............  $  1,504,811
    20,600   Aiwa Co. Ltd. (11)................       680,514
    23,000   Asatsu Inc. (29)..................       607,837
    48,000   Capcom Co. Ltd. (9)...............     1,016,806
    49,000   Ebara Corp. (21)..................       582,326
    17,400   Enix Corp. (9)....................       758,740
    16,000   Fujitec Co. Ltd. (4)..............       151,563
    36,000   Fujitsu Ltd. (9)..................       723,954
   150,000   Furukawa Electric Co. (11)........       687,534
    64,000   Hitachi Ltd. (11).................       599,909
    88,000   Inax Corp. (4)....................       537,077
     5,500   Japan Digital Laboratory (9)......        96,523
    23,700   Kao Corp. (10)....................       665,483
     4,300   Keyence Corp. (12)................       752,149
    22,000   Kyorin Pharmaceutical Co. (24)....       546,889
    25,000   Matsushita-Kotobuki Electronics
              (12).............................       706,116
    17,400   Mycal Card Inc. (15)..............       790,354
    26,700   Namco Ltd. (14)...................       716,645
    72,000   Nec Corp. (12)....................       894,909
   104,000   Nikko Securities Co. Ltd. (15)....       670,802
    42,000   Nikon Corp. (12)..................       686,790
    54,000   Nippon Conlux Co. Ltd. (11).......       290,325
    13,000   Nippon Broadcasting System (23)...       644,176
    46,000   Olympus Optical Co. Ltd. (12).....       679,638
    13,200   Paris Miki Inc. (23)..............       719,495
    18,000   Paltek Corp. (34).................       707,602
     9,700   Rohm Co Ltd. (12).................     1,518,066
   221,000   Sanyo Electric Co. Ltd. (11)......       897,981
    55,000   Sharp Corp. (12)..................       649,544
    12,000   Shimamura Co. Ltd. (28)...........     1,015,815
    25,900   Shimachu (28).....................       573,250
    55,500   Shinkawa Ltd. (12)................     1,200,892
     5,700   Softbank Corp. (34)...............     1,153,793
    17,500   Sony Corp. (12)...................     1,886,072
       570   Sotoh Co. (31)....................         3,153
    28,200   Square Co. Ltd. (12)..............     1,015,419
    71,000   Sumitomo Forestry Co. Ltd. (4)....       552,356
    13,500   Takeda Chemical Industries (24)...       625,470
    37,000   Taiyo Yuden Co. Ltd. (12).........       606,863
    38,000   Tenma (26)........................       496,478
     9,000   Union Tool (12)...................       668,951
   242,000   *Wako Securities Co. Ltd. (15)....       535,624
                                                 ------------
                                                   30,818,694
                                                 ------------
             UNITED KINGDOM (12.8%)
    58,500   *Allied Domecq plc (16)...........       565,305
    19,600   *Arm Holdings plc ADR (12)........       683,550
    33,844   *Baltimore Tech. Zergo Hldgs
              (29).............................       384,132
    17,750   Barclays (3)......................       517,370
    42,300   British Telecom plc (8)...........       706,826
   146,945   *Cable & Wireless Communications
              (8)..............................     1,417,662

                                                    MARKET
  SHARES     FOREIGN COMMON STOCK                   VALUE
-------------------------------------------------------------
             UNITED KINGDOM, CONTINUED
    30,939   *Colt Telecom Group plc (8).......  $    649,646
    15,600   *Eidos plc (9)....................       512,740
   364,600   Electronics Boutique plc (12).....       530,212
    44,686   *Energis plc (8)..................     1,061,576
    63,600   *Future Network plc (23)..........       423,594
    37,082   *Icon plc ADR (29)................       727,734
    31,500   Logica plc (29)...................       330,216
    25,203   *National Westminister Bank (3)...       533,971
    77,066   Prudential Corp. plc (20).........     1,140,761
    79,000   *Reuters Group plc (23)...........     1,040,495
     2,500   *Sage Group plc (9)...............        88,870
   112,001   Securicor plc (29)................       983,430
    36,150   *Sema Group plc (29)..............       348,475
    51,600   *Shire Pharmaceuticals Group
              (24).............................       429,080
    45,400   Smithkline Beecham plc (24).......       589,367
   144,379   *Telewest Communications plc
              (8)..............................       644,105
    46,400   *W.H. Smith Group plc (22)........       445,819
                                                 ------------
                                                   14,754,936
                                                 ------------
             FRANCE (11.8%)
     4,400   Alcatel (11)......................       618,888
     5,376   Bouygues (4)......................     1,419,825
    52,100   *Bull Sa (9)......................       447,745
     5,700   *Club Mediterrance (14)...........       604,390
     8,743   Dexia France (3)..................     1,169,397
     2,370   Essolor Intl. (24)................       740,221
   741,900   *Eurotunnel Sa Esa Units (32).....     1,093,222
     7,910   *Infogrames Entertainment (14)....       509,429
     2,300   Labinal (11)......................       608,625
     5,573   M-6 Metropole Television (23).....     1,170,936
     8,800   Pernod Ricard (16)................       589,417
    32,375   *Remy Cointreau (16)..............       627,517
     4,383   Societe Du Louvre (14)............       320,443
     3,230   Television Francaise (23).........       752,207
    31,400   Thomson CSF (1)...................     1,090,402
    22,650   Vivendi Ex Gen Des Fuax (29)......     1,833,333
                                                 ------------
                                                   13,595,997
                                                 ------------
             GERMANY (6.8%)
    12,700   Bayer AG (7)......................       528,049
     6,760   *Consors Discount Broker (15).....       515,472
     2,630   *Intershop Communications AG
              (29).............................       631,449
     9,312   *Kinowelt Medien AG (23)..........       695,677
     9,084   Mannesmann AG (8).................     1,357,288
     1,250   *Medion AG (34)...................       358,081
    15,340   Mobilcom AG (8)...................     1,406,832
    10,638   Ser Systeme AG (12)...............       619,349
    14,650   Siemens AG (22)...................     1,129,188
    18,100   *Telegate AG (8)..................       619,218
                                                 ------------
                                                    7,860,603
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

                                                    MARKET
  SHARES     FOREIGN COMMON STOCK                   VALUE
-------------------------------------------------------------
             CANADA (6.3%)
    15,400   *Celestcia Inc. (12)..............  $    667,013
    15,900   Four Seasons Hotels Inc. (19).....       695,442
   158,300   *Intl Forest Products CL A (17)...       603,007
     3,138   *JDS Uniphase (35)................       521,736
    28,000   Molson Cos. Ltd. CL A (16)........       508,537
    90,100   Nexfor Inc. (17)..................       557,724
    13,950   Nortel Networks Corp. (11)........     1,195,633
    13,600   Teleglobe Inc. (8)................       402,884
    84,189   *Telesystem Intl. Wireless Inc.
              (8)..............................     1,531,907
    11,891   *TLC The Laser Center (24)........       566,200
                                                 ------------
                                                    7,250,083
                                                 ------------
             NETHERLANDS (4.1%)
     7,680   *ASM Lithography ADR (12).........       456,000
    16,274   Benckiser NV B Shares (10)........       867,824
    14,757   *Equant NV Reg Shares (29)........     1,389,003
    43,900   TNT Post Group NV (32)............     1,047,231
    15,872   United Pan-Europe Com-Sp ADR
              (8)..............................       876,928
                                                 ------------
                                                    4,636,986
                                                 ------------
             GREECE (2.1%)
    17,800   *Bank of Piraeus (3)..............       513,733
    11,430   Commercial Bank Of Greece (3).....       816,558
         1   EFG Eurobank (3)..................            27
    21,900   Lambrakis Media Group (23)........       554,619
    28,400   Teletypos SA (8)..................       504,409
                                                 ------------
                                                    2,389,346
                                                 ------------
             AUSTRALIA (2.1%)
    81,610   Aust & NZ Banking Group Ltd.
              (3)..............................       599,040
   496,417   *Cable & Wireless Opus (8)........     1,128,346
    99,393   Publishing Broadcasting (23)......       654,769
                                                 ------------
                                                    2,382,155
                                                 ------------
             SINGAPORE & MALAYSIAN (2.0%)
   377,000   Clipsal Inc. Ltd. (12)............       584,350
   136,000   Fraser & Neave Ltd. (16)..........       603,042
   467,600   Kim Eng Holding (15)..............       436,650
    42,000   Singapore Press Holding (23)......       715,335
                                                 ------------
                                                    2,339,377
                                                 ------------
             SWITZERLAND (2.0%)
     2,307   Publicigroupe SA (23).............     1,260,210
     1,215   The Swath Group AG-Reg (28).......       173,343
     1,510   Zurich Allied AG (20).............       857,839
                                                 ------------
                                                    2,291,392
                                                 ------------
             SWEDEN (1.8%)
    49,976   *Modern Times Group B Shares
              (23).............................     1,086,019
    11,486   Gambro AB-B Shares................       115,668
   332,558   Societe Europeene Comm B (8)......       920,481
                                                 ------------
                                                    2,122,168
                                                 ------------

                                                    MARKET
  SHARES     FOREIGN COMMON STOCK                   VALUE
-------------------------------------------------------------
             HONG KONG (1.8%)
   166,000   *Pacific Century Ins. (20)........  $    134,363
   148,000   Midland Realty Holdings Ltd.
              (27).............................        21,364
   328,300   Smartone Telecommunications (8)...     1,167,861
   581,000   Wheelock & Co. (27)...............       797,511
                                                 ------------
                                                    2,121,099
                                                 ------------
             ITALY (1.8%)
   138,260   Class Editori Spa (23)............     1,104,143
    25,450   Luxottica Group Spa Spon ADR
              (24).............................       396,066
    26,000   Pininfarina Spa (2)...............       581,380
                                                 ------------
                                                    2,081,589
                                                 ------------
             BRAZIL (1.6%)
    29,200   Telesp Cellular Part ADR (8)......       781,100
    34,500   Tele Norte Leste Participacoes
              (8)..............................       640,406
   137,200   Usinas Sider Minas Gerais (25)....       465,611
                                                 ------------
                                                    1,887,117
                                                 ------------
             THAILAND (1.4%)
    96,300   Bec World Public Co. Ltd. (23)....       594,702
   152,800   *Hana Microelectronics (12).......       455,255
   292,100   *Thai Airways Intl Ltd. (32)......       549,863
                                                 ------------
                                                    1,599,820
                                                 ------------
             INDONESIA (1.1%)
   277,000   PT Indosat (8)....................       533,781
   331,000   PT Semen Gresik (4)...............       724,818
                                                 ------------
                                                    1,258,599
                                                 ------------
             LUXEMBOURG (1.0%)
     8,275   Societe Europeene Satel ADR
              (23).............................     1,200,172
                                                 ------------
             FINLAND (0.9%)
   103,200   Merita plc (3)....................       585,947
    13,450   Nokian Renkaat OYJ (2)............       415,787
                                                 ------------
                                                    1,001,734
                                                 ------------
             MEXICO (0.6%)
    15,200   *Groupo Televisa SA Spons GDR
              (23).............................       681,150
                                                 ------------
             NORWAY (0.5%)
    46,649   Schibsted (23)....................       524,596
                                                 ------------
             DENMARK (0.4%)
     5,200   Falck A/S (29)....................       425,107
                                                 ------------
             IRELAND (0.1%)
     1,600   *Ryanair Holdings plc SP ADR
              (32).............................        84,800
                                                 ------------
             SOUTH KOREA (0.0%)
     2,100   Daeduck Industries................        24,855
                                                 ------------
             TOTAL FOREIGN COMMON STOCK (89.7%)
              (COST $97,807,743)...............  $103,332,375
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

                                                    MARKET
  SHARES     U.S. COMMON STOCK                      VALUE
-------------------------------------------------------------
             COMMUNICATIONS (1.6%)
    16,790   *Global Telesystems Group Inc. ...  $  1,359,990
     6,301   *NTL Inc. Holdings Co. ...........       543,067
                                                 ------------
             TOTAL U.S. COMMON STOCK (1.6%)
              (COST $1,483,640)................  $  1,903,057
                                                 ------------
             TOTAL COMMON STOCK (91.3%) (COST
              $99,291,383).....................  $105,235,432
                                                 ------------

                                                    MARKET
  SHARES     FOREIGN PREFERRED STOCK                VALUE
-------------------------------------------------------------
             AUSTRALIA (0.6%)
   781,650   Village Roadshow Ltd. (14)........  $  1,167,237

                                                    MARKET
  SHARES     FOREIGN PREFERRED STOCK                VALUE
-------------------------------------------------------------
             GERMANY (0.3%)
       894   Wella AG (10).....................  $    635,643
                                                 ------------
             TOTAL FOREIGN PREFERRED STOCK
              (1.6%) (COST $1,802,783).........  $  1,802,880
                                                 ------------
             TOTAL HOLDINGS (92.9%) (COST
              $101,094,166) (a)................  $107,038,312
                                                 ------------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (7.1%)...............     8,197,597
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $115,235,909
                                                 ============

---------------

(a) Also represents cost for Federal income tax purposes.

 *  Non-income producing securities.

INDUSTRY CLASSIFICATIONS

 (1) Aerospace
 (2) Automotive
 (3) Banking
 (4) Building/Construction
 (5) Capital Goods
 (6) Cement
 (7) Chemicals
 (8) Communications
 (9) Computer Products
(10) Consumer Products
(11) Electrical Products
(12) Electronics
(13) Energy and Oil
(14) Entertainment & Leisure
(15) Finance
(16) Food & Beverage
(17) Forest & Paper Products
(18) Governmental
(19) Hotels
(20) Insurance
(21) Machinery
(22) Manufacturing
(23) Media & Publishing
(24) Medical & Health Care
(25) Metal & Mining
(26) Plastics
(27) Real Estate
(28) Retailing
(29) Services
(30) Steel
(31) Textile
(32) Transportation
(33) Utilities
(34) Wholesale
(35) Miscellaneous
(36) Diversified

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 1999 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $101,094,165)...........  $107,038,312
  Cash.....................................        71,544
  Unrealized gain on forward currency
    contracts (note 5).....................     1,500,763
  Receivable for securities sold...........     8,250,848
  Dividends and accrued interest
    receivable.............................       640,115
  Other....................................           980
                                             ------------
    Total assets...........................   117,502,562
                                             ------------
Liabilities:
  Unrealized loss on forward currency
    contracts (note 5).....................     1,883,363
  Payable for shares redeemed..............       252,171
  Payable for investment management
    services (note 3)......................        80,444
  Other accrued expenses...................        50,675
                                             ------------
    Total liabilities......................     2,266,653
                                             ------------
Net assets at market value.................  $115,235,909
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $  9,060,540
  Paid-in capital in excess of par value...   118,876,177
  Net unrealized appreciation
    (depreciation) on:
    Investments (note 1)...................     5,944,147
    Foreign currency related
      transactions.........................     3,098,109
    Forward currency contracts (note 5)....      (328,082)
  Accumulated net realized loss on
    investments and foreign currency
    related transactions (note 1)..........   (18,675,937)
  Undistributed net investment income......    (2,739,045)
                                             ------------
Net assets at market value.................  $115,235,909
                                             ============
Shares outstanding (note 4)................     9,060,540
Net asset value per share..................  $      12.72
                                             ============

 STATEMENT OF OPERATIONS

                                  For Six Months Ended June 30, 1999 (Unaudited)

Investment income:
  Interest (net of $6,323 foreign taxes
    withheld)..............................  $    101,676
  Dividends (net of $85,689 foreign taxes
    withheld)..............................     1,073,535
                                             ------------
    Total investment income................     1,175,211
                                             ------------
Expenses:
  Management fees (note 3).................       522,725
  Accounting, custody, and transfer agent
    fees (note 3)..........................       174,457
  Directors' fees (note 3).................         2,083
  Professional fees........................         8,927
  Printing, proxy, and postage fees........         9,046
  Other....................................         3,642
                                             ------------
    Total expenses.........................       720,880
                                             ------------
    Net investment income..................  $    454,331
                                             ------------
Realized and unrealized gain (loss) on
  investments and foreign currency:
  Net realized loss from:
    Investments............................  $(18,647,291)
    Forward currency related
      transactions.........................    (2,946,914)
  Net increase in unrealized appreciation
    on:
    Investments............................    14,740,238
    Foreign currency related
      transactions.........................     4,420,975
                                             ------------
    Net loss on investments................    (2,432,992)
                                             ------------
    Net decrease in net assets from
      operations...........................  $ (1,978,661)
                                             ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                                  6-30-99         YEAR ENDED
                                                                (UNAUDITED)        12-31-98
                                                              ----------------   ------------
From operations:
  Net investment income.....................................    $    454,331     $  3,449,743
  Realized gain (loss) on investments and foreign currency
    transactions............................................     (21,594,205)       7,812,947
  Unrealized gain (loss) on investments and foreign currency
    transactions............................................      19,161,213       (5,018,504)
                                                                ------------     ------------
      Net increase (decrease) in net assets from
       operations...........................................      (1,978,661)       6,244,186
                                                                ------------     ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................               0       (3,450,422)
  Capital gains and foreign currency related transaction
    distributions...........................................               0       (8,013,258)
  Distributions in excess of capital gains and foreign
    currency related transactions...........................               0          (74,797)
                                                                ------------     ------------
      Total dividends and distributions.....................               0      (11,538,477)
                                                                ------------     ------------
From capital share transactions (note 4):
  Received from shares sold.................................       1,817,477       11,643,429
  Received from dividends reinvested........................               0       11,538,477
  Paid for shares redeemed..................................     (24,917,539)     (33,603,085)
                                                                ------------     ------------
    Decrease in net assets derived from capital share
     transactions...........................................     (23,100,062)     (10,421,179)
                                                                ------------     ------------
      Decrease in net assets................................     (25,078,723)     (15,715,470)
Net Assets:
  Beginning of period.......................................     140,314,632      156,030,102
                                                                ------------     ------------
  End of period (a).........................................    $115,235,909     $140,314,632
                                                                ============     ============

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED          YEARS ENDED DECEMBER 31,
                                                                  6-30-99        ---------------------------------------
                                                                (UNAUDITED)       1998       1997       1996       1995
                                                              ----------------   ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................       $12.86        $13.39     $15.49     $14.38     $13.30
Income (loss) from investment operations:
  Net investment income.....................................         0.05          0.32       0.28       0.25       0.31
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions...........................        (0.19)         0.24       0.08       1.76       1.28
                                                                   ------        ------     ------     ------     ------
    Total income (loss) from investment operations..........        (0.14)         0.55       0.36       2.01       1.59
                                                                   ------        ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................         0.00         (0.32)     (0.37)     (0.25)     (0.28)
  Distributions from net realized capital gains and foreign
    currency related transaction............................         0.00         (0.75)     (2.09)     (0.65)     (0.23)
  Distributions in excess of net realized capital gains and
    foreign currency related transaction....................         0.00         (0.01)      0.00       0.00       0.00
                                                                   ------        ------     ------     ------     ------
    Total distributions.....................................         0.00         (1.08)     (2.46)     (0.90)     (0.51)
                                                                   ------        ------     ------     ------     ------
Net asset value, end of period..............................       $12.72        $12.86     $13.39     $15.49     $14.38
                                                                   ======        ======     ======     ======     ======
Total return................................................        (1.06)%(b)     3.88%      2.11%     14.48%     12.10%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................         1.17% (a)     1.17%      1.22%      1.15%      1.12%
  Ratio of net investment income to average net assets......         0.74% (a)     2.31%      1.82%      1.64%      2.29%
Portfolio turnover rate.....................................          254%           22%        24%        14%         7%
Net assets at end of period (millions)......................       $115.2        $140.3     $156.0     $137.3     $ 90.6

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

CAPITAL APPRECIATION PORTFOLIO
OHIO NATIONAL FUND, INC.

 OBJECTIVE

The Capital Appreciation Portfolio seeks maximum capital growth by investing primarily in common stocks

 PERFORMANCE AS OF JUNE 30, 1999

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                      8.81%
Three-year                                   12.75%
Since inception (4/30/94)                    13.93%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

Stocks made further progress in the second quarter, but bonds were weak. Stock market participation broadened markedly, with large-cap cyclicals and small and mid cap stocks supplanting large blue chip growth stocks as market leaders. Technology stocks extended their gains, although the frenetic rally in Internet stocks paused in April. The U.S. economy's continued resilience encouraged investors to look beyond the handful of large growth stocks they had favored when global growth prospects seemed more uncertain. Cyclical stocks reporting sizable earnings increases did well, and income-oriented stocks revived. Natural resources stocks continued to be buoyed by commodity price increases.

On the fixed income side, interest rates rose in the face of strong economic growth and the Federal Reserve's announcement in May that it was biased toward tightening. Investors immediately assumed that the Fed would raise short-term rates at its June 30 meeting (which it did), but uncertainty about the size of the increase and possible future increases weighed heavily on the fixed income market. Treasuries and other high-quality bonds posted negative returns for the quarter, and lower-quality (high-yield) bonds eked our positive returns only because their high income offset modest price declines.

PERFORMANCE AND STRATEGY REVIEW

With our substantial exposure to basic industry, natural resources, and energy stocks, the portfolio benefited from the change in stock market sentiment, although our bond holdings were somewhat of a drag on results. The portfolio's 10.57% return was strong for the quarter, surpassing the broad market as measured by the 7.05% S&P 500 Stock Index and the Lipper VA Underlying Capital Appreciation Funds Average of 9.46%.

Reflecting trends in the overall market, several of our best contributors to second quarter results were in the natural resources and energy areas. Our large holding in MacMillan Bloedel, a Canadian forest products company, rose as improving lumber prices and brightening prospects for global growth attracted investor interest. Positions in Amerada Hess and other oil companies benefited from oil price increases. Negative contributors included Tennessee Valley Authority bonds, which suffered from rising interest rates. However, these bonds fell much less than Treasury bonds of similar maturity because of their unique features. Financial stocks were generally weak due to the rise in interest rates.

There was no significant change in our asset allocation. Equity exposure increased a bit to about 54%, convertibles were approximately 26%, and bonds about 13%. Major purchases included securities of Roche Holdings (convertibles), Unionsource Energy, and Niagara Mohawk Holdings. Major sales included Atlantic Richfield, which is involved in a merger, and Rouse.

OUTLOOK

We remain cautious. The economy looks good, but market valuations
(price/earnings ratios, dividend yields) are expensive. We believe there is a very strong risk of higher interest rates in coming months, which historically have hurt the financial markets before slowing the real economy.

Nevertheless, we continue to invest more than half of the fund in common stocks because: 1) we hope our expertise enables us to benefit from specific company situations or swings in investor enthusiasm and 2) the American economy is strong and constantly creating new investment opportunities. We expect also to continue holding significant nonequity assets to reduce the portfolio's overall risk and enable investors to benefit from the long-term advantages of common stocks, but with less interim volatility.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                               CAPITAL APPRECIATION PORTFOLIO      S&P 500 INDEX S&P 500 INDEX
                                                              (COMMENCED OPERATIONS APRIL 30,      ---------------------------
                                                                           1994)
                                                              -------------------------------
                                                                       10,000.00                           10,000.00
                                                                        9,975.00                            9,658.00
'94                                                                    10,452.80                           10,131.20
                                                                       11,865.00                           12,172.70
'95                                                                    12,816.50                           13,923.10
                                                                       13,688.10                           15,343.30
'96                                                                    14,835.10                           17,136.90
                                                                       16,014.50                           20,650.00
'97                                                                    17,089.10                           22,834.70
                                                                       18,032.40                           26,878.80
'98                                                                    18,099.10                           29,359.70
                                                                       19,621.30                           32,994.40

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 LONG TERM HOLDINGS AS OF JUNE 30, 1999

                                       % of Net Assets
 1.  Amerada Hess Corporation               4.72
 2.  Loews Corporation                      4.08
 3.  Tennessee Valley Authority             3.64
 4.  MacMillan Bloedel, Ltd.                3.38
 5.  Niagara Mohawk Holdings Inc.           3.14
 6.  The Washington Post Company Cl
     B                                      2.63
 7.  The Times Mirror Company
     CV LYON New                            2.21
 8.  The Rouse Company Ser B PFD            2.17
 9.  Chris-Craft Industries, Inc.           1.96
10.  Tennessee Valley Authority Ser
     B                                      1.93

 TOP 5 INDUSTRIES AS OF JUNE 30, 1999

                                       % of Net Assets
 1.  Oil, Energy, and Natural Gas           10.98
 2.  Media and Publishing                    9.41
 3.  Metals and Mining                       7.43
 4.  Insurance Services                      7.38
 5.  Municipal                               6.70

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

                                                    MARKET
  SHARES              U.S. COMMON STOCK              VALUE
-------------------------------------------------------------
             CHEMICALS (2.8%)
     8,500   Cabot Corp. .......................  $   205,594
    26,000   Great Lakes Chemical Corp. ........    1,197,625
    60,000   *Octel Corp. ......................      750,000
                                                  -----------
                                                    2,153,219
                                                  -----------
             CONSUMER PRODUCTS (3.0%)
    27,500   Philip Morris Cos., Inc. ..........    1,105,156
    20,000   Polaroid Corp. ....................      552,500
    34,500   *Reebok International..............      642,563
                                                  -----------
                                                    2,300,219
                                                  -----------
             DRUGS (0.1%)
     2,000   Schering-Plough Corp. .............      106,000
                                                  -----------
             ELECTRICAL EQUIPMENT (1.7%)
    41,500   Firstenergy Corp. .................    1,286,500
                                                  -----------
             ENTERTAINMENT & LEISURE (1.3%)
    45,000   Mandalay Resort Group..............      950,625
                                                  -----------
             FINANCE (1.0%)
    30,000   Leucadia National Corp. ...........      750,000
                                                  -----------
             FOOD & RELATED (0.5%)
    11,500   McCormick & Co. Inc. ..............      362,969
                                                  -----------
             FORESTRY & PAPER PRODUCTS (4.9%)
    89,500   Domtar Inc. .......................      850,250
    20,500   Johns-Manville Corp. ..............      266,500
   142,000   MacMillan Bloedel Ltd. ............    2,556,000
                                                  -----------
                                                    3,672,750
                                                  -----------
             INSURANCE (6.1%)
     3,000   Aetna Inc. ........................      268,312
     5,000   Berkley (WR) Corp. ................      125,000
    39,000   Loews Corp. .......................    3,085,875
    12,000   Unitrin Inc. ......................      492,000
     4,800   White Mountains Ins. Group.........      676,800
                                                  -----------
                                                    4,647,987
                                                  -----------
             MEDIA & PUBLISHING (7.2%)
    31,500   Chris-Craft Ind. Inc. .............    1,484,438
    11,000   Meredith Corp. ....................      380,875
    39,000   New York Times Co. CL A............    1,435,687
     4,500   Readers Digest CL B................      168,750
     3,700   Washington Post CL B...............    1,989,675
                                                  -----------
                                                    5,459,425
                                                  -----------
             METALS & MINING (2.6%)
    61,000   Homestake Mining Co. ..............      499,437
    72,500   Newmont Mining Corp. ..............    1,440,938
                                                  -----------
                                                    1,940,375
                                                  -----------
             RETAIL (2.1%)
    10,000   JC Penney Co. .....................      485,625
   196,000   *Petrie Stores -- Liq. Trust
              Unit..............................      465,500
    29,500   *Toys R' Us........................      610,281
                                                  -----------
                                                    1,561,406
                                                  -----------

                                                    MARKET
  SHARES              U.S. COMMON STOCK              VALUE
-------------------------------------------------------------
             OIL, ENERGY & NATURAL GAS (10.9%)
    60,000   Amerada Hess Corp. ................  $ 3,570,000
    12,500   Kerr McGee.........................      627,344
    61,500   Mitchell Energy/Development CL B...    1,130,063
     1,900   Mitchell Energy/Development CL A...       36,694
    27,000   Murphy Oil Corp....................    1,317,937
     6,000   Nevada Power Co. ..................      150,000
    22,500   Texaco, Inc. ......................    1,406,250
                                                  -----------
                                                    8,238,288
                                                  -----------
             REAL ESTATE & LEASING (0.6%)
    18,500   Rouse Co. .........................      469,438
                                                  -----------
             TRANSPORTATION (0.6%)
    36,000   Overseas Shipholding Inc. .........      463,500
                                                  -----------
             UTILITIES (4.8%)
    32,500   Kansas City Power & Light Co. .....      828,750
   148,000   *Niagara Mohawk Power..............    2,377,250
    37,000   Unisource Energy Corp. ............      441,687
                                                  -----------
                                                    3,647,687
                                                  -----------
             TOTAL U.S. COMMON STOCK (50.2%)
              (COST $33,424,802)................  $38,010,388
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
             CANADA (0.8%)
             TRANSPORTATION & EQUIPMENT
    26,000   Canadian Pacific Ltd. .............  $   619,125
                                                  -----------
             SWITZERLAND (0.2%)
             BANKING
        23   Bank for International
              Settlements.......................      124,351
                                                  -----------
             UNITED KINGDOM (2.0%)
             BUSINESS SERVICES (0.0%)
    42,000   Lonrho Africa plc..................       30,454
                                                  -----------
             CHEMICALS (1.0%)
    19,000   Imperial Chemical Industries.......      755,250
                                                  -----------
             MEDICAL & RELATED (1.0%)
   250,020   Smith & Nephew.....................      760,636
                                                  -----------
             TOTAL UNITED KINGDOM...............    1,546,340
                                                  -----------
             TOTAL FOREIGN STOCK (3.0%)
              (COST $2,200,042).................  $ 2,289,816
                                                  -----------
             TOTAL COMMON STOCK (53.2%)
              (COST $35,624,844)................  $40,300,204
                                                  -----------

                                                    MARKET
  SHARES               PREFERRED STOCK               VALUE
-------------------------------------------------------------
             FINANCE (0.6%)
     7,000   Kemper Co. 5.75% Ser. E (144A).....  $   366,625
     3,000   Reckson Assoc. 7.625% Conv. A......       68,437
                                                  -----------
                                                      435,062
                                                  -----------
             METALS & MINING (0.3%)
     4,000   Cyprus Amax Conv. $4...............  $   197,000
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

                                                    MARKET
  SHARES               PREFERRED STOCK               VALUE
-------------------------------------------------------------
             REAL ESTATE (2.2%)
    41,000   Rouse Co. $3 Series B Conv. .......  $ 1,645,125
                                                  -----------
             TRANSPORTATION (1.8%)
     8,500   Union Pacific Capital Trust 6.25%
              Conv. 04/01/28 (144A).............      449,437
    17,500   Union Pacific Capital Trust 6.25%
              Conv. 04/01/28....................      929,688
                                                  -----------
                                                    1,379,125
                                                  -----------
             UTILITIES (0.6%)
     2,700   Cleveland Electric adj. rate Ser.
              L.................................      270,675
     2,367   Entergy Gulf Series B..............      118,942
       971   Niagara Mohawk Power Ser. B........       24,457
     3,200   Niagara Mohawk Power Ser. C........       80,200
                                                  -----------
                                                      494,274
                                                  -----------
             TOTAL PREFERRED STOCK (5.5%)
              (COST $4,122,965).................  $ 4,150,586
                                                  -----------

   FACE                                             MARKET
  AMOUNT          US CONVERTIBLE DEBENTURES          VALUE
-------------------------------------------------------------
             AUTOMOTIVE & RELATED (1.1%)
$  785,000   The Pep Boys MM&J Lyons, zero
              coupon contracts due 09/20/11.....  $   427,825
   375,000   The Pep Boys MM&J 4.000% due
              09/01/99..........................      374,063
                                                  -----------
                                                      801,888
                                                  -----------
             BUILDING & CONSTRUCTION (0.3%)
   485,000   Lennar Corp. zero coupon contract
              due 07/29/18......................      210,975
                                                  -----------
             CHEMICALS (0.2%)
   210,000   CIBA Special Chemical 1.250%
              07/24/03..........................      171,104
                                                  -----------
             COMPUTER & RELATED (0.2%)
230,000...   Arbor Software 4.500% due
             03/15/05...........................      162,438
                                                  -----------
             CONSUMER PRODUCTS (0.6%)
   470,000   Nine West Group Inc. 5.50% due
              07/15/03..........................      472,937
                                                  -----------
             DRUGS (1.4%)
   200,000   McKesson Corp. 4.500% due
              03/01/04..........................      181,623
 1,370,000   Roche Inc. zero (144A) coupon
              contract due 05/06/12.............      668,738
   200,000   Sepracor Inc. (144A) 7.000% due
              12/15/05..........................      196,500
                                                  -----------
                                                    1,046,861
                                                  -----------
             ENTERTAINMENT & LEISURE (0.1%)
    50,000   Ogden Corp. Euro 5.750% due
              10/20/02..........................       46,915
                                                  -----------
             ELECTRICAL EQUIPMENT (1.7%)
   180,000   Exide Corp. (144A) 2.900% due
              12/15/05..........................      110,250
   300,000   Motorola Inc. zero Coupon contract
              due 09/27/13......................      333,750
   845,000   National Semiconductor 6.500% due
              10/01/02..........................      805,919
                                                  -----------
                                                    1,249,919
                                                  -----------

   FACE                                             MARKET
  AMOUNT          US CONVERTIBLE DEBENTURES          VALUE
-------------------------------------------------------------
             HOTEL/LODGING (1.0%)
$  855,000   Hilton Hotels 5.000% due
              05/15/06..........................  $   780,188
                                                  -----------
             INSURANCE SERVICES (1.2%)
 1,165,000   Loews Corp. 3.125% 09/15/07........      942,194
                                                  -----------
             MEDIA & PUBLISHING (2.2%)
 3,515,000   Times Mirror, zero coupon contracts
              due 04/15/17......................    1,669,625
                                                  -----------
             MEDICAL & RELATED (3.3%)
 1,015,000   Chiron Corp. 1.900% due 11/17/00...    1,008,656
   865,000   Healthsouth Corp. 3.250%
              04/01/03..........................      727,681
   475,000   Phycor Inc. 4.500% due 02/15/03....      359,813
   625,000   Wellpoint Health zero coupon
              contracts due 07/02/19............      419,781
                                                  -----------
                                                    2,515,931
                                                  -----------
             METALS & MINING (3.8%)
   490,000   Homestake Mining 5.500% due
              06/23/00..........................      469,721
   915,000   Homestake Mining (144A) 5.500% due
              06/23/00..........................      887,550
 1,550,000   Inco Ltd. 5.750% due 07/01/04......    1,424,063
   120,000   Inco Ltd. 7.750% due 03/15/16......      108,000
                                                  -----------
                                                    2,889,334
                                                  -----------
             OIL, ENERGY & NATURAL GAS (0.1%)
    78,000   Kerr-Mcgee Corp. 7.500% due
              05/15/14..........................       78,000
                                                  -----------
             UTILITIES (1.7%)
   400,000   Potomac Electricity & Power Co.
              5.000% due 09/01/02...............      390,500
 1,735,000   US Cellular Lyons, zero coupon
              contracts due 06/15/15............      891,357
                                                  -----------
                                                    1,281,857
                                                  -----------
             TOTAL US CONVERTIBLE DEBENTURES
              (18.9%)
              (COST $13,718,001)................  $14,320,166
                                                  -----------

   FACE                                             MARKET
  AMOUNT       FOREIGN CONVERTIBLE DEBENTURES        VALUE
-------------------------------------------------------------
             CANADA (0.8%)
             METALS & MINING
$  835,000   Teck Corp. 3.750% due 07/15/06.....  $   604,331
                                                  -----------
             NETHERLANDS (0.1%)
             INDUSTRIAL SERVICES
   155,000   Nedlloyd 4.250% due 03/15/01.......       80,942
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

   FACE                                             MARKET
  AMOUNT       FOREIGN CONVERTIBLE DEBENTURES        VALUE
-------------------------------------------------------------
             UNITED KINGDOM (1.3%)
             FINANCIAL SERVICES
$  630,000   Lonmin Finance Public Ltd. 6.000%
              due 02/27/04......................  $   966,530
                                                  -----------
             TOTAL FOREIGN CONVERTIBLE
              DEBENTURES (2.2%) (COST
              $1,631,319).......................  $ 1,651,803
                                                  -----------
             TOTAL CONVERTIBLE DEBENTURES
              (21.1%)
              (COST $15,349,320)................  $15,971,969
                                                  -----------

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
-------------------------------------------------------------
             GOVERNMENT (4.5%)
$  400,000   FNMA 6.375% 01/16/02...............  $   404,386
   100,000   FNMA 5.370% 02/07/01...............       99,363
   200,000   U.S. Treasury Note 6.250%
              04/30/01..........................      202,500
 1,400,000   U.S. Treasury Note 5.875%
              02/15/00..........................    1,406,125
   400,000   U.S. Treasury Note 6.250%
              10/31/01..........................      405,750
   620,000   U.S. Treasury Note 5.875%
              09/30/02..........................      623,875
   250,000   U.S. Treasury Note 6.125%
              07/31/00..........................      251,953
                                                  -----------
                                                    3,393,952
                                                  -----------
             MUNICIPAL (6.7%)
   400,000   California State Ref G.O. 5.250%
              10/01/11..........................      410,340
   450,000   Tennessee Valley Authority PR
              5.980% 04/01/36...................      447,810
 1,450,000   Tennessee Valley Authority Ser. B
              6.235% 07/15/45...................    1,463,195
 2,810,000   Tennessee Valley Authority Ser. C
              5.880% 04/01/36...................    2,755,143
                                                  -----------
                                                    5,076,488
                                                  -----------
             COMMUNICATIONS (0.7%)
   500,000   Bellsouth Telecomm 5.850%
              11/15/45..........................      502,781
                                                  -----------
             TOTAL LONG-TERM BONDS & NOTES
              (11.9%)
              (COST $9,133,644).................  $ 8,973,221
                                                  -----------


   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
             CONSUMER PRODUCTS (0.3%)
$  250,000   Procter & Gamble 5.000% 08/02/99...  $   248,889
                                                  -----------
             COMMUNICATIONS (0.4%)
   275,000   Bellsouth Telecommunications 4.850%
              07/07/99..........................      274,778
                                                  -----------
             FINANCIAL SERVICES (4.3%)
 2,920,000   Ciesco L.P. 4.820% 07/12/99........    2,915,699
   330,000   GE Capital Inc. 4.800% 07/26/99....      328,900
                                                  -----------
                                                    3,244,599
                                                  -----------
             MEDIA & PUBLISHING (2.6%)
 1,370,000   New York Times Co. 5.020%
              08/02/99..........................    1,363,887
   590,000   New York Times Co. 4.870%
              07/19/99..........................      588,563
                                                  -----------
                                                    1,952,450
                                                  -----------
             UTILITIES (0.6%)
   471,000   NY State Power Authority 5.750%
              07/01/99..........................      471,000
                                                  -----------
             TOTAL SHORT TERM NOTES (8.2%)
              (COST $6,191,716).................  $ 6,191,716
                                                  -----------

                    PUT OPTION PURCHASES            MARKET
  SHARES       STOCK/EXPIRATION/EXERCISE PRICE       VALUE
-------------------------------------------------------------
$       15   Motorola Inc./Oct/$90..............  $     9,000
        15   Motorola Inc./Jan/$95..............       16,500
        20   Schering-Plough Corp./Aug/$60......       17,000
        20   Weyerhaeuser Co./Jan/$75...........       20,750
                                                  -----------
             TOTAL PUT OPTION PURCHASE (0.1%)
              (COST $85,960)....................  $    63,250
                                                  -----------
             TOTAL HOLDINGS (99.9%)
              (COST $70,508,450) (a)............  $75,650,946
                                                  -----------
             CASH & RECEIVABLES,
              NET OF LIABILITIES (0.1%).........      110,521
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $75,761,467
                                                  ===========

---------------

 * Non-income producing securities.

(a) Also represents cost for Federal income tax purposes.

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $2,679,100 or 3.5% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 1999 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $70,508,450).............  $75,650,946
  Cash in bank..............................          951
  Receivable for securities sold............      275,993
  Receivable for fund shares sold...........      764,789
  Dividends and accrued interest
    receivable..............................      393,885
  Other.....................................        2,856
                                              -----------
    Total assets............................   77,089,420
                                              -----------
Liabilities:
  Payable for securities purchased..........      517,310
  Payable for shares redeemed...............       12,416
  Payable for investment management services
    (note 3)................................       49,187
  Other accrued expenses....................       24,479
  Dividends payable.........................      724,561
                                              -----------
    Total liabilities.......................    1,327,953
                                              -----------
Net assets at market value..................  $75,761,467
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 5,447,823
  Paid-in capital in excess of par value....   61,748,754
  Accumulated net realized income on
    investments (note 1)....................    2,689,769
  Net unrealized appreciation on investments
    (note 1)................................    5,142,496
  Undistributed net investment income.......      732,625
                                              -----------
Net assets at market value..................  $75,761,467
                                              ===========
Shares outstanding (note 4).................    5,447,823
Net asset value per share...................  $     13.91
                                              ===========

 STATEMENT OF OPERATIONS

                                  For Six Months Ended June 30, 1999 (Unaudited)

Investment income:
  Interest...................................  $  761,839
  Dividends..................................     797,506
                                               ----------
    Total investment income..................   1,559,345
                                               ----------
Expenses:
  Management fees (note 3)...................     292,867
  Custodian fees (note 3)....................       8,903
  Directors' fees (note 3)...................       1,188
  Professional fees..........................       5,268
  Accounting and transfer agent fees.........      28,939
  Other......................................       7,407
                                               ----------
    Total expenses...........................     344,572
                                               ----------
    Net investment income....................  $1,214,773
                                               ----------
Realized and unrealized gain on investments:
  Net realized gain from investments.........  $2,734,023
  Net increase in unrealized appreciation on
    investments..............................   2,033,358
                                               ----------
    Net gain on investments..................   4,767,381
                                               ----------
    Net increase in net assets from
      operations.............................  $5,982,154
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                                  6-30-99        YEAR ENDED
                                                                (UNAUDITED)       12-31-98
                                                              ----------------   -----------
From operations:
  Net investment income.....................................    $  1,214,773     $ 1,755,709
  Realized gain on investments..............................       2,734,023       5,789,990
  Unrealized gain (loss) on investments.....................       2,033,358      (3,695,595)
                                                                ------------     -----------
      Net increase in net assets from operations............       5,982,154       3,850,104
                                                                ------------     -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................        (482,752)     (1,758,879)
  Capital gains distributions...............................               0      (5,804,200)
  Distributions in excess of capital gains..................               0         (30,044)
                                                                ------------     -----------
      Total dividends and distributions.....................        (482,752)     (7,593,123)
                                                                ------------     -----------
From capital share transactions (note 4):
  Received from shares sold.................................       5,175,384      18,944,729
  Received from dividends reinvested........................         482,752       7,593,123
  Paid for shares redeemed..................................     (11,913,893)     (6,108,105)
                                                                ------------     -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................      (6,255,757)     20,429,747
                                                                ------------     -----------
         Increase (decrease) in net assets..................        (756,355)     16,686,728
Net Assets:
  Beginning of period.......................................      76,517,822      59,831,094
                                                                ------------     -----------
  End of period (a).........................................    $ 75,761,467     $76,517,822
                                                                ============     ===========
(a) Includes undistributed net investment income of.........    $    732,625     $       605
                                                                ============     ===========

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED              YEARS ENDED DECEMBER 31,
                                                                  6-30-99            ---------------------------------------
                                                                (UNAUDITED)           1998       1997       1996       1995
                                                              ----------------       ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................       $12.92            $13.53     $12.93     $11.99     $10.25
Income from investment operations:
  Net investment income.....................................         0.22              0.34       0.39       0.48       0.39
  Net realized and unrealized gain on investments...........         0.86              0.46       1.48       1.31       1.85
                                                                   ------            ------     ------     ------     ------
    Total income from investment operations.................         1.08              0.80       1.87       1.79       2.24
                                                                   ------            ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................        (0.09)            (0.34)     (0.46)     (0.44)     (0.29)
  Distributions from net realized capital gains.............         0.00             (1.06)     (0.81)     (0.41)     (0.21)
  Distributions in excess of capital gains..................         0.00             (0.01)      0.00       0.00       0.00
                                                                   ------            ------     ------     ------     ------
    Total distributions.....................................        (0.09)            (1.41)     (1.27)     (0.85)     (0.50)
                                                                   ------            ------     ------     ------     ------
Net asset value, end of period..............................       $13.91            $12.92     $13.53     $12.93     $11.99
                                                                   ======            ======     ======     ======     ======
Total return................................................         8.41%(b)          5.91%     15.19%     15.75%     22.62%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................         0.93%(a)          0.93%      0.95%      0.97%      0.96%
  Ratio of net investment income to average net assets......         3.29%(a)          2.52%      2.88%      3.90%      3.47%
Portfolio turnover rate.....................................           19%               45%        41%        37%        32%
Net assets at end of period (millions)......................       $ 75.8            $ 76.5     $ 59.8     $ 38.3     $ 19.3

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

SMALL CAP PORTFOLIO
OHIO NATIONAL FUND, INC.

 OBJECTIVE

The Small Cap Portfolio seeks maximum capital growth by investing primarily in common stocks of small- and medium-size companies.

 PERFORMANCE AS OF JUNE 30, 1999

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                    41.97%
Three-year                                  18.03%
Since inception (4/30/94)                   23.96%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

During the quarter, investor's expectations of stronger economic growth led to strong performance among cyclicals, such as energy and producer durable stocks. We believe the shift toward cyclicals may be positive for small-cap issues in general since small caps historically have tended to outperform during periods of accelerating economic growth. The Ohio National Small Cap Portfolio benefited from a broadening of the market, as interest shifted from large-cap stocks to small companies.

As we evaluate current holdings in the Portfolio, we often identify particular areas of strength within various business segments and end markets. Themes that emerge out of this process allow us to leverage our cumulative research into new ideas that can capitalize on the same attractive industry or market dynamics.

We continue to see strength in companies that are benefiting from what we call the "enabling materials theme." In the continuous effort to improve performance of electronic devices through faster, more powerful semiconductors, many manufacturers are finding a need to produce devices on new material other than the traditional silicon. We own a variety of companies that participate in this trend.

Strong performers for the quarter include many of our holdings in the technology sector. We saw extremely strong performance from holdings that fall into what we refer to as the "rapid adoption of digital consumer electronics" theme. Macrovision Corp. posted a quarterly return of more than 100%. Macrovision is seeing strong demand for its copy protection solutions used to protect DVD's and VHS cassettes.

Another strong performer within this theme was Zomax, Inc., the Portfolio's largest holding. Zomax provides CD and DVD mastering and replication services, and indicated within the quarter that earnings results would significantly exceed expectations. Zomax returned more than 110% in the quarter.

The Portfolio recently initiated a position in Papa John's International (0.96%). Papa John's is the fourth largest pizza chain in the U.S. with more than 2,000 units, and we believe they have the potential to triple their current base of units over the next several years. Attractive store economics, a commitment to premium quality ingredients, and an increasing brand identity have all contributed to create the most rapidly growing U.S. pizza chain.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                               SMALL CAP PORTFOLIO (COMMENCED
                                                                 OPERATIONS APRIL 30, 1994)             RUSSELL 2000 INDEX
                                                               ------------------------------           ------------------
                                                                       10,000.00                           10,000.00
                                                                       10,144.00                            9,554.00
'94                                                                    12,126.10                           10,026.00
                                                                       14,236.10                           11,471.70
'95                                                                    16,129.50                           12,878.10
                                                                       18,455.40                           14,212.30
'96                                                                    18,986.90                           15,002.50
                                                                       18,979.30                           16,532.80
'97                                                                    20,594.40                           18,343.10
                                                                       21,372.90                           19,309.80
'98                                                                    22,770.70                           17,933.00
                                                                       30,341.90                           19,597.20

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 1999

                                      % of Net Assets
 1.  Digital Microwave Corporation         2.71
 2.  Zomax Inc.                            2.47
 3.  ChiRex Inc.                           2.13
 4.  Allegiance Telecom, Inc.              2.10
 5.  Gemstar International Group
     Limited                               2.04
 6.  Viatel, Inc.                          1.92
 7.  NCO Group, Inc.                       1.82
 8.  Andrx Corporation                     1.76
 9.  Laser Vision Centers, Inc.            1.71
10.  Insight Enterprises, Inc.             1.59

 TOP 5 INDUSTRIES AS OF JUNE 30, 1999

                                      % of Net Assets
 1.  Communications                        14.24
 2.  Computer and Related                  14.18
 3.  Electrical Equipment                  12.45
 4.  Medical and Related                    9.10
 5.  Media & Publishing                     4.55

The prices of small company stocks are generally more volatile than the price of large company stocks.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

                                                    MARKET
  SHARES             U.S. COMMON STOCK              VALUE
-------------------------------------------------------------
             ADVERTISING (0.2%)
     7,400   *AdForce Inc. ....................  $    173,900
                                                 ------------
             BROADCAST RADIO & TV (1.7%)
    10,775   *Cox Radio Inc. ..................       584,544
    21,100   *Entercom Communications Corp. ...       902,025
     5,175   *Radio One Inc. ..................       240,638
                                                 ------------
                                                    1,727,207
                                                 ------------
             BUSINESS SERVICES (6.8%)
    32,575   *AHL Services Inc. ...............       812,339
    20,175   *Corp Executive Board.............       717,473
    11,562   *Dycom Industries.................       647,472
    36,700   *Heidreck & Struggles.............       697,300
    14,650   *Lason Inc. ......................       727,006
    54,100   *Metzler Group....................     1,494,513
    16,100   *Pre Paid Legal Services Inc. ....       437,719
    71,037   *US Web Corp. ....................     1,576,133
                                                 ------------
                                                    7,109,955
                                                 ------------
             CHEMICALS (1.3%)
    44,000   *Albany Molecular Research........     1,309,000
                                                 ------------
             COMMUNICATIONS (11.7%)
    40,000   *Allegiance Telecom Inc. .........     2,195,000
    14,450   *Concord Communications...........       650,250
     2,750   Cooper Mtn Networks...............       212,438
    33,950   *Destia Communications............       420,131
    32,575   *Ditech Communications............       651,500
   222,850   *Digital Microwave Corp. .........     2,841,338
    14,500   *Harmonic Inc. ...................       832,844
    17,300   *RF Micro Devices Inc. ...........     1,291,013
    15,675   *Time Warner Telecommunications...       454,575
     3,525   *Uniphase Corp. ..................       585,150
    35,875   *Viatel Inc. .....................     2,013,484
                                                 ------------
                                                   12,147,723
                                                 ------------
             COMPUTER & RELATED (16.2%)
     5,725   *Ariba Inc. ......................       556,756
    28,550   *Bindview Development Corp. ......       678,062
    57,925   *Brio Technology Inc. ............     1,158,500
    32,900   *CDW Computer Centers Inc. .......     1,447,600
    17,175   *Check Point Software.............       921,009
    11,250   *Complete Business Solutions......       201,797
    30,050   *Exchange Application Inc. .......     1,224,538
     3,050   *Extreme Networks.................       177,091
    67,320   *Insight Enterprises Inc. ........     1,666,170
    23,900   *MMC Networks Inc. ...............     1,069,525
    26,950   *Macromedia Inc. .................       949,988
    29,050   *Peregrine Systems................       746,222
    30,600   *Pervasive Software...............       761,175
    31,800   *Pinnacle Systems Inc. ...........     1,069,275
    29,325   *Sandisk Corp. Designs............     1,319,625
    48,800   *Sykes Enterprises Inc. ..........     1,628,700
    20,400   *Tenfold Corp. ...................       647,700
    19,650   *TSI International................       557,569
                                                 ------------
                                                   16,781,302
                                                 ------------

                                                    MARKET
  SHARES             U.S. COMMON STOCK              VALUE
-------------------------------------------------------------
             CONSUMER PRODUCTS (0.7%)
    22,825   *Action Performance Co. Inc. .....  $    753,225
                                                 ------------
             DRUGS (2.2%)
    55,300   *King Pharmaceuticals Inc. .......     1,430,888
    33,187   *Medicis Pharmaceutical CL A......       842,120
                                                 ------------
                                                    2,273,008
                                                 ------------
             EDUCATIONAL SERVICES (0.3%)
    16,075   *Advantage Learning...............       355,659
                                                 ------------
             ELECTRICAL EQUIPMENT/ELECTRONICS (13.0%)
    27,875   *ATMI Inc. .......................       829,281
    62,200   *American Xtal Technology Inc. ...     1,481,138
    17,000   *Applied Micro Circuits Corp. ....     1,398,250
    38,550   *Brooks Automation Inc. ..........     1,043,259
    29,875   *Credence Systems Corp. ..........     1,109,109
    14,775   *Cree Research Inc. ..............     1,136,751
    66,825   *Emcore Corp. ....................     1,344,853
     7,375   Optical Coating Lab...............       616,734
    30,350   *PRI Automation Inc. .............     1,100,187
    50,037   *Remec Inc. ......................       806,847
    11,450   *SDL Inc. ........................       584,666
     8,350   *Sanmina Corp. ...................       633,556
    31,225   *Sawtek Inc. .....................     1,432,447
                                                 ------------
                                                   13,517,078
                                                 ------------
             ENTERTAINMENT & LEISURE (0.8%)
    14,050   *Cheap Tickets Inc. ..............       512,825
    17,450   *Hollywood Entertainment Corp. ...       341,366
                                                 ------------
                                                      854,191
                                                 ------------
             FINANCIAL SERVICES (4.1%)
    71,700   *CompuCredit Corp. ...............     1,362,300
    50,100   *NCO Group Inc. ..................     1,903,800
             *Profit Recovery Group Intl.
    21,825    Inc. ............................     1,032,595
                                                 ------------
                                                    4,298,695
                                                 ------------
             INDUSTRIAL SERVICES (5.6%)
    37,675   *Insituform Tech..................       814,722
    21,900   *IT Group Inc. ...................       351,769
    53,481   *Safety-Kleen Corp. ..............       969,343
    48,200   *Superior Services Inc. ..........     1,286,338
    73,593   *Tertra Tech Inc. ................     1,214,297
    37,050   *Waste Connections Inc. ..........     1,130,025
                                                 ------------
                                                    5,766,494
                                                 ------------
             INTERNET PRODUCTS & SERVICES (0.8%)
     3,775   *Ask Jeeves.......................        52,850
       675   *Clarent..........................        10,125
    11,775   *Flycast Communications...........       225,197
    17,110   *MapQuest.com Inc. ...............       278,944
     3,925   *Vignette Corp. ..................       294,375
                                                 ------------
                                                      861,491
                                                 ------------
             HOTEL/LODGING (0.6%)
    41,000   *Sunterra.........................       571,438
                                                 ------------
             HOUSING & RELATED (0.7%)
    29,725   *Trex Co. Inc. ...................       754,272
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

                                                    MARKET
  SHARES             U.S. COMMON STOCK              VALUE
-------------------------------------------------------------
             MACHINERY (1.4%)
    25,350   *Advanced Energy Ind. ............  $  1,028,259
    31,325   *National Oilwell Inc. ...........       397,436
                                                 ------------
                                                    1,425,695
                                                 ------------
             MEDIA & PUBLISHING (4.5%)
    32,700   *Gemstar Intl. Group Ltd. ........     2,133,675
    58,900   *Zomax Optical Media Inc. ........     2,591,600
                                                 ------------
                                                    4,725,275
                                                 ------------
             MEDICAL & RELATED (10.5%)
    28,325   *Accredo Health Inc. .............       927,644
    23,975   *Andrx Corp. .....................     1,849,072
    69,612   *Chirex Inc. .....................     2,236,286
    42,350   *Hanger Orthopedic................       600,841
    11,975   *Infocure Corp. ..................       633,926
    29,825   *Kendle International Inc. .......       477,200
    56,525   *LCA Vision.......................       452,200
    25,875   *Laser Vision Centers Inc. .......     1,630,125
             *Orthodontic Centers of America
    45,050    Inc. ............................       636,331
    13,025   *Patterson Dental.................       452,619
    20,575   *Pharmaceutical Product...........       563,241
    14,075   *Sunrise Assisted Living Inc. ....       490,865
                                                 ------------
                                                   10,950,350
                                                 ------------
             OIL, ENERGY & NATURAL GAS (0.4%)
    14,425   *Cal Dive International...........       430,947
                                                 ------------
             REAL ESTATE & LEASING (1.5%)
    93,450   *Fairfield Communities Inc. ......     1,506,881
                                                 ------------
             RENTAL AUTO/EQUIPMENT (1.5%)
    45,600   *Rental Service Corp. ............     1,305,300
     9,750   *United Rentals Inc. .............       287,625
                                                 ------------
                                                    1,592,925
                                                 ------------
             RETAIL (4.1%)
    97,725   *Blue Rhino Corp. ................       897,848
    14,200   *Fossil Inc. .....................       686,925
    14,300   *Linens N Things..................       625,625
    25,500   *The Men's Wearhouse Inc. ........       650,250
             *Trans World Entertainment
    43,675    Corp. ...........................       491,344
    26,500   *Williams-Sonoma Inc. ............       922,531
                                                 ------------
                                                    4,274,523
                                                 ------------
             RESTAURANTS (1.7%)
    30,800   *Dave & Busters Inc. .............       893,200
    19,175   *Papa Johns.......................       856,883
                                                 ------------
                                                    1,750,083
                                                 ------------

                                                    MARKET
  SHARES             U.S. COMMON STOCK              VALUE
-------------------------------------------------------------
             TRANSPORTATION & RELATED (1.6%)
    14,900   C.H. Robinson World...............  $    547,575
    24,500   US Freightways Corp. .............     1,134,655
                                                 ------------
                                                    1,682,230
                                                 ------------
             TOTAL U.S. COMMON STOCK (93.9%)
              (COST $65,119,818)...............  $ 97,593,547
                                                 ------------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK            VALUE
-------------------------------------------------------------
             BRITAIN (0.5%)
             MEDIA
    33,600   *Flextech Plc.....................  $    545,593
                                                 ------------
             NETHERLANDS (0.5%)
             TRANSPORTATION
    11,950   *IHC Caland.......................       468,301
                                                 ------------
             NORWAY (0.6%)
             OIL, ENERGY & NATURAL GAS
    57,275   *Stolt Comex Seaway...............       622,866
                                                 ------------
             CANADA (0.6%)
             ELECTRICAL EQUIPMENT
    25,775   *Genesis Microchip................       608,934
                                                 ------------
             TOTAL FOREIGN COMMON STOCK (2.2%)
                (COST $1,919,539)..............  $  2,245,694
                                                 ------------
             TOTAL COMMON STOCK (96.1%)
                (COST $67,039,357).............  $ 99,839,241
                                                 ------------

   FACE                                             MARKET
  AMOUNT           REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL (4.4%)
$4,552,000   Star Bank 3.300% 07/01/99
              repurchase price $4,552,412
              collateralized by GNMA
              certificates pool # 8375 due
              02/20/24 (Cost $4,552,000).......  $  4,552,000
                                                 ------------
             TOTAL REPURCHASE AGREEMENTS (4.4%)
              (COST $4,552,000)................  $  4,552,000
                                                 ------------
             TOTAL HOLDINGS (100.5%)
              (COST $71,591,357) (a)...........  $104,391,241
                                                 ------------
             CASH & RECEIVABLES,
              NET OF LIABILITIES (-0.5%).......      (495,665)
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $103,895,576
                                                 ============

---------------

 * Non-income producing securities.

(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 1999 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $71,591,357)............  $104,391,241
  Cash in bank.............................           246
  Receivable for securities sold...........     1,598,242
  Receivable for fund shares sold..........        94,371
  Dividends and accrued interest
    receivable.............................         2,188
  Other....................................         2,789
                                             ------------
    Total assets...........................   106,089,077
                                             ------------
Liabilities:
  Payable for securities purchased.........     2,109,277
  Payable for shares redeemed..............         4,625
  Payable for investment management
    services (note 3)......................        61,881
  Other accrued expenses...................        17,718
                                             ------------
    Total liabilities......................     2,193,501
                                             ------------
Net assets at market value.................  $103,895,576
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $  3,770,009
  Paid-in capital in excess of par value...    58,198,452
  Accumulated net realized income on
    investments (note 1)...................     9,127,231
  Net unrealized appreciation on
    investments (note 1)...................    32,799,884
                                             ------------
Net assets at market value.................  $103,895,576
                                             ============
Shares outstanding (note 4)................     3,770,009
Net asset value per share..................  $      27.56
                                             ============

 STATEMENT OF OPERATIONS

                                  For Six Months Ended June 30, 1999 (Unaudited)

Investment income:
  Interest..................................  $    90,909
  Dividends.................................       19,533
                                              -----------
    Total investment income.................      110,442
                                              -----------
Expenses:
  Management fees (note 3)..................      330,142
  Custodian fees (note 3)...................        7,261
  Directors' fees (note 3)..................        1,198
  Professional fees.........................        5,320
  Accounting and transfer agent fees........       21,139
  Other.....................................        7,500
                                              -----------
    Total expenses..........................      372,560
                                              -----------
    Net investment income...................  $  (262,118)
                                              -----------
Realized and unrealized gain on investments:
  Net realized gain from investments........  $13,325,652
  Net increase in unrealized appreciation on
    investments.............................   12,669,591
                                              -----------
    Net gain on investments.................   25,995,243
                                              -----------
    Net increase in net assets from
      operations............................  $25,733,125
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                SIX MONTHS ENDED
                                                                    6-30-99         YEAR ENDED
                                                                  (UNAUDITED)        12-31-98
                                                                ----------------    -----------
From operations:
  Net investment loss.......................................      $   (262,118)     $  (187,071)
  Realized gain (loss) on investments.......................        13,325,652       (4,198,422)
  Unrealized gain on investments............................        12,669,591       11,754,403
                                                                  ------------      -----------
      Net increase in net assets from operations............        25,733,125        7,368,910
                                                                  ------------      -----------
Dividends and distributions to shareholders:
  Capital gains distributions...............................                 0             (961)
                                                                  ------------      -----------
From capital share transactions (note 4):
  Received from shares sold.................................        10,271,647       16,824,812
  Received from dividends reinvested........................                 0              961
  Paid for shares redeemed..................................        (7,685,176)      (6,922,311)
                                                                  ------------      -----------
      Increase in net assets derived from capital share
       transactions.........................................         2,586,471        9,903,462
                                                                  ------------      -----------
         Increase in net assets.............................        28,319,596       17,271,411
Net Assets:
  Beginning of period.......................................        75,575,980       58,304,569
                                                                  ------------      -----------
  End of period.............................................      $103,895,576      $75,575,980
                                                                  ============      ===========

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED            YEARS ENDED DECEMBER 31,
                                                                  6-30-99          --------------------------------------
                                                                (UNAUDITED)         1998       1997       1996      1995
                                                              ----------------     ------     ------     ------    ------
Per share data:
Net asset value, beginning of period........................       $20.70          $18.72     $18.03     $15.85    $11.99
Income (loss) from investment operations:
  Net investment loss.......................................        (0.07)          (0.06)     (0.02)     (0.08)    (0.02)
  Net realized & unrealized gain on investments.............         6.93            2.04       1.54       2.80      3.95
                                                                   ------          ------     ------     ------    ------
    Total income from investment operations.................         6.86            1.98       1.52       2.72      3.93
                                                                   ------          ------     ------     ------    ------
Less distributions:
  Dividends from net investment income......................         0.00            0.00       0.00       0.00     (0.07)
  Distributions from net realized capital gains.............         0.00            0.00      (0.83)     (0.54)     0.00
                                                                   ------          ------     ------     ------    ------
    Total distributions.....................................         0.00            0.00      (0.83)     (0.54)    (0.07)
                                                                   ------          ------     ------     ------    ------
Net asset value, end of period..............................       $27.56          $20.70     $18.72     $18.03    $15.85
                                                                   ======          ======     ======     ======    ======
Total return................................................        33.25%(b)       10.57%      8.47%     17.71%    33.01%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................         0.88%(a)        0.91%      0.94%      0.96%     0.96%
  Ratio of net investment loss to average net assets........        (0.62)%(a)      (0.30)%    (0.11)%    (0.48)%   (0.11)%
Portfolio turnover rate.....................................           83%             99%        80%        70%       75%
Net assets at end of period (millions)......................       $103.9          $ 75.6     $ 58.3     $ 38.5    $ 16.0

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

INTERNATIONAL SMALL COMPANY PORTFOLIO (a)
OHIO NATIONAL FUND, INC.

 OBJECTIVE

The International Small Company seeks to provide long-term capital growth by investing primarily in equity securities of foreign companies having a market capitalization at the time of purchase of $1.5 billion or less.

 PERFORMANCE AS OF JUNE 30, 1999

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                    21.20%
Three-year                                  13.65%
Since inception (3/31/95)                   14.15%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

THE MARKET

International small cap stocks have improved since the start of the year by gaining 9.1% in the second quarter and 12.2% year-to-date, as measured by the MSCI World, ex-US, Small Cap Index. Small cap markets were largely up, with winners outnumbering losers two to one, reversing the trend observed in the first quarter. The Asia/Pacific region continued to produce the highest year-to-date returns (+29.4%) in the small cap world. By most signs now available, Asian countries seem to have turned the corner toward recovery and are rebuilding their economies through much-needed restructuring. The introduction of the Euro in January fueled expectations that the new currency would dominate global commerce. However, since then, the Euro has fallen steadily. Technically, this makes Euro members' goods less expensive for exportation. Surprisingly though, we have not seen a pickup in the Euro countries' economies and export figures.

The Ohio National International Small Company Portfolio posted second quarter gains of 25.3% and year-to-date gains of 24.3%. The gains produced in the second quarter resulted from the extensive portfolio restructuring performed in the first quarter of this year.

Global economies may have turned the corner sooner and faster than generally expected, but generalizations must be avoided. Many countries continue to improve, while others are just beginning to join the next economic wave. We continue to follow our investment philosophy of investing in local consumption stocks and secondary beneficiaries of global trade.

STRATEGY

- Neutral weight in Europe

- Overweight consumption stocks in Europe

- Seek out Internet-related stocks and downstream beneficiaries

- Underweight "Euroland" markets, particularly France, Germany and the
  Netherlands

- Overweight Asia/Pacific, with strategic positions in Japan, Korea, Hong Kong and Singapore

- Underweight Latin America

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                               INTERNATIONAL SMALL COMPANY
                                                             PORTFOLIO (COMMENCED OPERATIONS    MORGAN STANLEY CAPTL. INTL. WORLD
                                                                     MARCH 31, 1995)                          INDEX
                                                             -------------------------------    ---------------------------------
                                                                      10,000.00                           10,000.00
                                                                      10,421.00                           10,427.00
'95                                                                   10,890.00                           11,533.30
                                                                      11,945.20                           12,349.90
'96                                                                   12,206.80                           13,087.20
                                                                      13,407.90                           15,100.00
'97                                                                   13,630.50                           15,048.60
                                                                      14,466.00                           17,244.20
'98                                                                   14,110.20                           18,263.30
                                                                      17,531.90                           19,817.60

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 1999

                                      % of Net Assets
 1.  JOT Automation Group Oyj              1.67
 2.  Don Quijote Co. Ltd.                  1.55
 3.  ARM Holdings plc, ADR                 1.47
 4.  PT Indofood Sukses Makmur             1.41
 5.  China Everbright Ltd.                 1.41
 6.  Trafficmaster PLC                     1.39
 7.  Fanci Corp.                           1.28
 8.  Yamada Denki                          1.21
 9.  PT Astra International                1.15
10.  Mafalan                               1.12

 TOP 5 INDUSTRIES AS OF JUNE 30, 1999

                                      % of Net Assets
 1.  Business & Public Services            12.21
 2.  Electronic Components,
     Instruments                            9.05
 3.  Electrical & Electronics               7.99
 4.  Merchandising                          7.46
 5.  Telecommunications                     6.40

The risk associated with investing on a worldwide basis includes differences in regulation of financial data and reporting and currency exchanges as well as economic and political systems which may be different from those in the United States. The prices of small company stocks are generally more volatile than the prices of large company stocks.

(a) Prior to 5/1/99 the portfolio was known as The Global Contrarian Portfolio.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (B)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
             JAPAN (20.4%)
     3,000   Arc Land Sakamoto Co Ltd. (28).....  $    40,385
     6,000   Arrk Corp (22).....................      175,909
     5,000   Daiken Corp. (17)..................       22,587
     5,000   Daiwabo Information Systems (9)....       73,502
     1,400   Don Quijote Co Ltd. (28)...........      352,067
     1,600   Fanci Corp. (10)...................      290,705
     1,000   Fast Retailing Co Ltd. (28)........      107,363
       300   Funai Electric Co. Ltd. (11).......       59,462
     7,000   Fuso Lexel Inc. (27)...............       92,497
     1,000   Goldcrest Co Ltd. (27).............      179,213
     2,000   Happinet Corp. (14)................       99,104
    22,000   Japan Radio (11)...................      203,312
       800   Kadokawa Shoten Publishing (23)....      163,191
       400   OBIC Co. Ltd. (9)..................      109,345
       200   Medical Support Co (25)............        6,029
     1,000   Megachips Corp. (12)...............      107,363
     6,000   Mitsumi Electric (12)..............      167,486
     1,900   Mycal Card Inc. (15)...............       86,303
     2,060   Nichii Gakkan Co. (29).............      224,570
    24,000   Nippon Thompson Co Ltd. (21).......      148,854
     2,800   Nissin Co. Ltd. (15)...............      133,889
     2,000   Nitori Co. (28)....................       47,074
     5,000   Nitto Kohki Co. Ltd. (21)..........       94,975
        30   Okinawa Cellular Telephone (8).....       80,522
     2,000   Pasona Softbank Inc. (29)..........       68,382
    24,000   Rengo Co. Ltd. (17)................      123,682
     3,000   Ricoh Leasing Co. Ltd. (15)........       75,567
     3,000   Saizeriya Co Ltd. (16).............      215,551
     3,800   Sanyo Electric Credit Co. (15).....       88,657
     4,000   Sumisho Computer Systems (9).......      170,128
     4,000   Sysmex Corp. (24)..................      123,880
     6,000   Toyo Corp. (12)....................      121,898
     1,400   Trans Cosmos (9)...................      101,747
     1,200   Trend Micro Inc. (9)...............      202,172
     5,000   Yamada Denki (28)..................      273,775
                                                  -----------
                                                    4,631,146
                                                  -----------
             HONG KONG (13.1%)
    54,000   Asia Satellite Telecom Hdlg. (8)...      127,019
   682,000   Bejing Yanhua Petro (7)............      153,827
   100,000   CDL Hotels (19)....................       41,889
   321,000   *China Everbright Ltd. (28)........      320,640
    96,000   China Everbright Ltd. Warrant
              (28)..............................       41,450
    41,000   China Intl. Marine Containers
              (35)..............................       37,519
   394,000   China Pharmaceutical Ent. (24).....       79,727
   440,000   *China Southern Airlines (32)......      112,287
   817,000   *China Shipping Development (32)...      188,489
    89,415   China Vanke Co. Ltd. (27)..........       60,043
 1,722,000   Chongquing Iron & Steel Co. (25)...      166,458
   222,000   City Telecom Ltd. (8)..............       69,387
   112,000   Cosco Pacific Ltd. (32)............       93,108
   119,500   Eastern Communications Co. B
              (11)..............................      121,890
   223,800   Giordano Intl. Ltd. (28)...........      158,648
   198,000   HKR Intl. Ltd. (27)................      170,982
   111,000   *Hainan Airlines Co. B (32)........       52,392

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
             HONG KONG, CONTINUED
   215,000   Hong Kong Construction (27)........  $   138,554
    94,000   Kerry Properties (27)..............      124,183
   108,000   Legend Holdings Ltd. (9)...........      103,703
    45,000   LI & Fung Ltd. (34)................      107,879
     4,000   *Pacific Century Insurance (20)....        3,238
   118,000   *Shandong Intl. Power Development
              (33)..............................       82,280
   121,000   *Shanghai Dazhong Taxi (32)........       26,615
    80,000   *Shanghai Matsuoka Co. B (10)......       67,627
    99,000   Shaw Bros. (14)....................       58,240
   382,000   *South Sea Development Co. (27)....       32,988
   620,000   *Stone Electronics Tech (9)........      111,075
    61,400   Wuxi Little Swan Co. B (10)........       58,561
   148,000   Zhejiang Southeast Electric-B
              (13)..............................       65,416
                                                  -----------
                                                    2,976,114
                                                  -----------
             SINGAPORE & MALAYSIAN (12.0%)
   128,000   *CSE Systems & Engineering (9).....      133,059
    47,000   Datacraft Asis Ltd. (8)............      204,920
    80,000   Flextech Holdings Ltd. (12)........      112,762
    52,000   GB Holdings (32)...................       39,091
   155,000   GES International Ltd. (9).........      167,499
    44,000   Inchcape Motors Ltd. (2)...........       70,805
   110,000   Informatics Holdings Ltd. (11).....       81,400
    59,000   Jack Chia MPH (36).................       40,195
    21,000   Keppel Land Ltd. (27)..............       39,467
    93,000   Keppel Telecom & Transport (8).....      131,086
    27,000   Natsteel Broadway Ltd. (26)........       52,380
    71,000   Natsteel Ltd. (36).................      124,262
   150,000   Neptune Orient Lines (32)..........      183,238
   210,000   Omni Industries ltd. (26)..........      199,800
   120,000   *Osprey Maritime Ltd. (32).........       82,457
    28,000   Pacific Century Regional Devep.
              (27)..............................      119,223
   253,000   *PCI Ltd. (12).....................      132,986
   186,000   Popular Holdings Ltd. (23).........       87,937
   303,000   Samudera Shipping Line Ltd. (32)...      153,039
    26,000   *Sembcorp Logistics Ltd. (32)......      102,308
    41,000   SNP Corp. Ltd. (23)................       46,233
   109,000   *ST Computer System & Service
              (9)...............................      169,642
   290,000   *Teamsphere Ltd. (25)..............      136,254
   109,000   Vickers Ballas Holdings (15).......      105,626
                                                  -----------
                                                    2,715,669
                                                  -----------
             UNITED KINGDOM (7.7%)
     9,600   *Arm Holdings PLC ADR (12).........      334,800
    12,900   *Baltimore Tech Zergo Hdlg. PLC
              (9)...............................      146,416
     5,000   Capital Radio PLC (23).............       66,169
     2,000   *Euromoney Publications PLC (23)...       54,386
     7,000   F.I. Group PLC (11)................       35,973
    10,600   Guardian It PLC (29)...............       94,410
    18,100   Matalan PLC (28)...................      253,229
    10,000   Nestor Healthcare Group (24).......       65,894
    16,500   RM PLC (9).........................      130,053
    12,000   Skillsgroup (9)....................       55,899
    53,000   *Taylor Nelson Sofres PLC (23).....      132,008

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (B) (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
             UNITED KINGDOM, CONTINUED
    46,000   *Trafficmaster PLC (8).............  $   316,525
    10,000   Ultraframe PLC (4).................       60,140
                                                  -----------
                                                    1,745,902
                                                  -----------
             INDONESIA (5.7%)
   570,000   *PT Astra Intl. Inc. (2)...........      262,117
    56,000   PT Daya Guna Samudera (16).........       32,496
   475,000   *PT Dynaplast (26).................       74,544
    87,000   *PT HM Sampoerna (10)..............      200,672
    48,000   *PT Indah Kiat Pulp & Paper (17)...       22,423
   235,000   *PT Indofood Sukses Mak (16).......      322,482
   940,500   *PT Jakarta Intl. Hotels (19)......       92,677
    50,000   *PT Jaya Real Property (27)........        7,847
 1,484,000   *PT Lippo Securities (15)..........       81,241
   115,000   PT Medco Energi Corp. (13).........       59,179
   200,000   *PT Mulia Industrindo TBK (4)......       24,816
    49,000   PT Semen Gresik (4)................      107,299
                                                  -----------
                                                    1,287,793
                                                  -----------
             GERMANY (4.8%)
       230   Ce Consumer Electronic (12)........      113,762
       600   *GFT Ges Fuer Technologies (9).....       33,943
       800   *Intershop Communications (9)......      192,076
       200   Intertainment AG (23)..............       49,049
     4,406   Kamps AG (16)......................      177,066
       477   *Medion AG (34)....................      136,644
     1,645   *Tecis Holdings AG-ORD (15)........      155,948
     9,600   *Zapf Creation AG (10).............      227,523
                                                  -----------
                                                    1,086,011
                                                  -----------
             CANADA (4.4%)
    10,600   *Canadian Hunter Exploration
              (13)..............................      160,071
     7,600   *Canadian Medical Labs (23)........       75,219
     3,600   Four Seasons Hotels Inc. (19)......      157,459
    11,600   *Microforum Inc. (9)...............       42,609
    15,200   *Newfoundland Cap Corp. Ltd. A
              (23)..............................      105,462
    12,100   Nexfor Onc. (17)...................       74,900
     4,700   Pacific Internet Ltd. (9)..........      222,663
    16,500   *Slocan Forest Products Ltd.
              (17)..............................      120,094
     5,000   *Tembec Inc. (17)..................       40,303
                                                  -----------
                                                      998,780
                                                  -----------
             AUSTRALIA (4.4%)
    39,500   APN News & Media Ltd. (23).........       78,299
    10,509   Aristocrat Leisure Ltd. (14).......       79,507
    18,500   *Bourse Data Ltd. (9)..............       13,080
    21,840   Challenger Intl. Ltd. (15).........      111,694
    10,000   Computershare Ltd. (9).............      117,805
   102,000   *Ixla Ltd. (9).....................      223,756
   137,610   One Tel Ltd. (8)...................       91,835
    95,170   *Sausage Software Ltd. (9).........      138,973
   150,000   *Secure Network Solutions (9)......      138,262
                                                  -----------
                                                      993,211
                                                  -----------
             SOUTH KOREA (4.2%)
     1,300   Cheil Communications Inc. (23).....       84,233
     4,806   Hanjin Shipping Rights (32)........       42,766

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
             SOUTH KOREA, CONTINUED
     7,500   Hyundai Merchant Marine (32).......  $    97,840
     1,610   Iljin Corp. (11)...................       42,284
       840   Korea Chemical (3).................       75,473
     2,600   Korea Data System (9)..............       75,922
     4,070   Korea Zinc Co. (25)................      123,067
     5,300   LG Cable & Machinery (11)..........      103,940
       105   Samsung Securities Co. Ltd. (15)...        5,624
     5,700   Taihan Electric Wire Co. (11)......       98,488
     3,200   Trigem Computer (9)................      124,406
     2,800   Woongjin Publishing (23)...........       84,666
                                                  -----------
                                                      958,709
                                                  -----------
             SWITZERLAND (3.1%)
       800   Distefora Interdiscount Hdlg.
              (12)..............................       82,260
        48   *Kudelski SA Bearer (12)...........      171,203
       300   Publicigroupe SA (23)..............      163,876
       200   Selecta Group -- Reg. (28).........       79,689
       400   SEZ Holdings AG (12)...............      130,844
       650   Tag Heuer Intl. SA -- Reg. (28)....       67,671
                                                  -----------
                                                      695,543
                                                  -----------
             SOUTH AFRICA (2.6%)
       400   Amalg Beverage Ind. (16)...........        3,281
   113,400   B.O.E. Corp. (15)..................       90,205
   389,900   Iscor Ltd. (15)....................      122,121
   216,200   Metro Cash & Carry Ltd. (34).......      179,144
     9,400   OZZ Ltd. (36)......................       18,849
   172,100   Protca Furnishers Ltd. (10)........      132,050
     5,800   Specialized Outsourcing Ltd.
              (15)..............................       40,562
                                                  -----------
                                                      586,212
                                                  -----------
             SWEDEN (2.4%)
     1,850   Entra Data AB CL A (9).............       36,607
     4,650   *Framitidsfabriken AB (9)..........       92,011
     3,600   *Icon Medialab Intl. AB (9)........      130,597
     6,500   Industrial & Financial Systems
              (9)...............................       63,161
     2,500   *Modern Times Group B (23).........       54,327
     2,100   Modul 1 Data AB (9)................       14,099
    10,000   *Switchore AB (8)..................       65,958
    15,650   *Teligent AB (8)                          80,183
                                                  -----------
                                                      536,943
                                                  -----------
             FINLAND (1.9%)
     4,850   *Eimo OYJ (13).....................       98,704
    13,500   *Perlos OYJ (12)...................      197,537
     3,464   *Rapala Normark OYJ (14)...........       24,451
     8,900   Talentum OY B (23).................      135,731
                                                  -----------
                                                      456,423
                                                  -----------
             ISRAEL (1.9%)
     4,200   Audiocodes Ltd. (8)................      113,400
     6,800   Backweb Technologies Ltd. (9)......      186,150
     5,400   Nice Systems Ltd. ADR (8)..........      148,838
                                                  -----------
                                                      448,388
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (B) (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
             FRANCE (1.9%)
       900   Clarins (10).......................  $    86,481
       854   Groupe GTM (4).....................       91,520
       155   Intercall (12).....................        3,961
       550   Leon De Bruxelles (16).............       25,504
       350   Neopost SA (29)....................       81,148
       400   NRJ SA (8).........................       89,979
     3,320   Remy Cointreau (16)................       64,351
                                                  -----------
                                                      442,944
                                                  -----------
             BELGIUM (1.7%)
     9,382   JOT Automation Group (21)..........      379,940
                                                  -----------
             GREECE (1.2%)
     3,900   *Folli Folli (28)..................      108,107
       400   *Interamerican Life Ins. (20)......        8,881
     1,650   Rokas (21).........................       45,162
     5,400   Rergo Investment SA (15)...........       36,651
     4,000   Teletypos SA (8)...................       71,044
       430   Unisoft SA (8).....................        4,773
                                                  -----------
                                                      274,618
                                                  -----------
             BRAZIL (1.2%)
62,000,000   Tele Centro Oeste Cellular (8).....       72,240
    56,000   Usinas Sider Minas Gerais (25).....      190,045
                                                  -----------
                                                      262,285
                                                  -----------
             NETHERLANDS (0.6%)
     5,150   *Be Semiconductor Ind. (12)........       53,599
     4,750   *Doc Data (22).....................       45,520
     1,727   *Unit 4 (9)........................       34,079
                                                  -----------
                                                      133,198
                                                  -----------
             AUSTRIA (0.6%)
     2,400   Do & Co Restaurants & Catering
              (16)..............................      132,310
                                                  -----------
             DENMARK (0.5%)
     1,000   Neg Micon (13).....................       35,333
     1,000   *Vestas Wind Systems (13)..........       87,987
                                                  -----------
                                                      123,320
                                                  -----------
             MEXICO (0.2%)
    12,000   *Corporacion Geo SA (27)...........       50,382
                                                  -----------
             TURKEY (0.0%)
    49,807   Tofas Turk Rights (2)..............           14
                                                  -----------
             TOTAL FOREIGN COMMON STOCK (96.5%)
              (COST $17,976,683)................  $21,915,855
                                                  -----------

                                                    MARKET
  SHARES              U.S. COMMON STOCK              VALUE
-------------------------------------------------------------
             COMMUNICATIONS (0.8%)
     5,000   *DSP Group Inc. ...................  $   180,000
                                                  -----------
             TOTAL U.S. COMMON STOCK (0.8%)
              (COST $142,929)...................      180,000
                                                  -----------
             TOTAL COMMON STOCK (97.3%) (COST
              $18,119,612)......................  $22,095,855
                                                  -----------

                                                    MARKET
  SHARES           FOREIGN PREFERRED STOCK           VALUE
-------------------------------------------------------------
             BRAZIL (0.2%)
 2,700,000   Gerdau SA (25).....................  $    44,287
                                                  -----------
             GERMANY (0.6%)
     2,700   Sixt AG (2)........................      144,675
                                                  -----------
             TOTAL FOREIGN PREFERRED STOCK
              (0.8%) (COST $193,068)............  $   188,962
                                                  -----------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL (1.0%)
$  229,000   SSB Repo 3.5% 07/01/99.............  $   229,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (1.0%)
              (COST $229,000)...................  $   229,000
                                                  -----------

                                                    MARKET
  SHARES                 CALL-OPTION                 VALUE
-------------------------------------------------------------
             AUSTRALIA (0.0%)
     8,400   Ixla Ltd. 03/31/00.................  $    16,650
                                                  -----------
             TOTAL CALL-OPTION (0.0%)
              (COST $17,281)....................  $    16,650
                                                  -----------
             TOTAL HOLDINGS (99.2%)
              (COST $18,558,961) (A)............  $22,530,467
                                                  -----------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (0.8%)................      191,309
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $22,721,776
                                                  ===========

---------------

(a) Also represents cost for Federal income tax purposes.

(b) Prior to 5/1/99 the portfolio was known as the Global Contrarian Portfolio.

 * Non-income producing securities.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (B) (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

Industry Classifications

 (1)  Aerospace
 (2)  Automotive
 (3)  Banking
 (4)  Building/Construction
 (5)  Capital Goods
 (6)  Cement
 (7)  Chemicals
 (8)  Communications
 (9)  Computer Products
(10)  Consumer Products
(11)  Electrical Products
(12)  Electronics
(13)  Energy and Oil
(14)  Entertainment & Leisure
(15)  Finance
(16)  Food & Beverage
(17)  Forest & Paper Products
(18)  Governmental
(19)  Hotels
(20)  Insurance
(21)  Machinery
(22)  Manufacturing
(23)  Media & Publishing
(24)  Medical & Health Care
(25)  Metal & Mining
(26)  Plastics
(27)  Real Estate
(28)  Retailing
(29)  Services
(30)  Steel
(31)  Textile
(32)  Transportation
(33)  Utilities
(34)  Wholesale
(35)  Miscellaneous
(36)  Diversified

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (A)

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 1999 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $18,558,961).............  $22,530,467
  Cash in bank..............................      524,427
  Unrealized gain on forward currency
    contracts (note 5)......................       14,573
  Receivable for securities sold............    1,246,341
  Receivable for fund shares sold...........       12,080
  Dividends and accrued interest
    receivable..............................       78,515
  Other.....................................       87,039
                                              -----------
    Total assets............................   24,493,442
                                              -----------
Liabilities:
  Unrealized loss on forward currency
    contracts (note 5)......................       21,802
  Payable for securities purchased..........    1,718,998
  Payable for shares redeemed...............        2,972
  Payable for investment management services
    (note 3)................................       17,359
  Other accrued expenses....................       10,535
                                              -----------
    Total liabilities.......................    1,771,666
                                              -----------
Net assets at market value..................  $22,721,776
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 1,700,868
  Paid-in capital in excess of par value....   17,585,301
  Accumulated net realized loss on
    investments and foreign currency
    transactions (note 1)...................      (99,756)
  Net unrealized appreciation (depreciation)
    on:
    Investments (note 1)....................    3,971,506
    Foreign currency related transactions...     (137,785)
    Forward currency contracts (note 5).....      (28,823)
  Undistributed net investment income.......     (269,535)
                                              -----------
Net assets at market value..................  $22,721,776
                                              ===========
Shares outstanding (note 4).................    1,700,868
Net asset value per share...................  $     13.36
                                              ===========

 STATEMENT OF OPERATIONS

                                      Six Months Ended June 30, 1999 (Unaudited)

Investment income:
  Interest...................................  $    7,455
  Dividends (net of $8,047 foreign taxes
    withheld)................................     103,697
                                               ----------
    Total investment income..................     111,152
                                               ----------
Expenses:
  Management fees (note 3)...................      91,666
  Accounting, custody, and transfer agent
    fees (note 3)............................      35,275
  Directors' fees (note 3)...................         348
  Professional fees..........................       1,438
  Printing, postage, and proxy fees..........       1,508
  Other......................................         621
                                               ----------
    Total expenses...........................     130,856
                                               ----------
    Net investment loss......................  $  (19,704)
                                               ----------
Realized and unrealized gain (loss) on
  investments and foreign currency:
  Net realized loss from:
    Investments..............................  $  (99,756)
    Forward currency related transactions....    (218,173)
  Net increase in unrealized appreciation
    (depreciation) on:
      Investments............................   4,962,304
      Foreign currency related
         transactions........................    (147,973)
                                               ----------
      Net gain on investments................   4,496,402
                                               ----------
      Net increase in net assets from
         operations..........................  $4,476,698
                                               ==========

---------------

(a) Prior to 5/1/99 the portfolio was known as the Global Contrarian Portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (D)

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                                  6-30-99        YEAR ENDED
                                                                (UNAUDITED)       12-31-98
                                                              ----------------   -----------
From operations:
  Net investment income (loss)..............................    $   (19,704)     $   479,653
  Realized gain (loss) on investments and foreign currency
    transactions............................................       (317,929)       1,799,973
  Unrealized gain (loss) on investments and foreign currency
    transactions............................................      4,814,331       (1,711,464)
                                                                -----------      -----------
      Net increase in net assets from operations............      4,476,698          568,162
                                                                -----------      -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................              0         (479,631)
  Capital gains and foreign currency related transaction
    distributions...........................................              0       (1,831,630)
                                                                -----------      -----------
      Total dividends and distributions.....................              0       (2,311,261)
                                                                -----------      -----------
From capital share transactions (note 4):
  Received from shares sold.................................      1,401,836        4,215,794
  Received from dividends reinvested........................              0        2,311,261
  Paid for shares redeemed..................................     (2,974,972)      (2,989,242)
                                                                -----------      -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................     (1,573,136)       3,537,813
                                                                -----------      -----------
         Increase in net assets.............................      2,903,562        1,794,714
Net Assets:
  Beginning of period.......................................     19,818,214       18,023,500
                                                                -----------      -----------
  End of period (a).........................................    $22,721,776      $19,818,214
                                                                ===========      ===========

 FINANCIAL HIGHLIGHTS

                                                             SIX MONTHS ENDED         YEARS ENDED DECEMBER 31,         4-1-95
                                                                  6-30-99         --------------------------------       TO
                                                                (UNAUDITED)       12-31-98    12-31-97    12-31-96    12-31-95
                                                             -----------------    --------    --------    --------    --------
Per share data:
Net asset value, beginning of period.......................       $10.76           $11.73      $11.66      $10.80      $10.00
Income from investment operations:
  Net investment income (loss).............................        (0.01)            0.29        0.29        0.28        0.13
  Net realized & unrealized gain on investments & foreign
    currency transactions..................................         2.61             0.12        1.03        1.00        0.75
                                                                  ------           ------      ------      ------      ------
    Total income from investment operations................         2.60             0.42        1.32        1.28        0.88
                                                                  ------           ------      ------      ------      ------
Less distributions:
  Dividends from net investment income.....................         0.00            (0.29)      (0.38)      (0.24)      (0.08)
  Distributions from net realized capital gains & foreign
    currency related transactions..........................         0.00            (1.10)      (0.87)      (0.18)       0.00
                                                                  ------           ------      ------      ------      ------
    Total distributions....................................         0.00            (1.39)      (1.25)      (0.42)      (0.08)
                                                                  ------           ------      ------      ------      ------
Net asset value, end of period.............................       $13.36           $10.76      $11.73      $11.66      $10.80
                                                                  ======           ======      ======      ======      ======
Total return...............................................        24.25%(b)         3.53%      11.67%      12.09%       8.89%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets..................         1.33%(a)         1.30%       1.32%       1.29%       1.58%(a,c)
  Ratio of net investment income to average net assets.....         0.20%(a)         2.48%       2.33%       2.44%       1.64%(a,c)
Portfolio turnover rate....................................          318%              55%         29%         18%          6%
Net assets at end of period (millions).....................       $ 22.7           $ 19.8      $ 18.0      $ 11.3      $  4.4

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has reimbursed certain operating expenses of the International Small Company Portfolio for the period ended December 31, 1995. Had the advisor not reimbursed such expenses, the annualized ratio of expenses to average net assets would have been 1.90% and the annualized ratio of net investment income to average net assets would have been 1.32%.

(d) Prior to 5/1/99 the portfolio was known as the Global Contrarian Portfolio.

   The accompanying notes are an integral part of these financial statements.

AGGRESSIVE GROWTH PORTFOLIO
OHIO NATIONAL FUND, INC.

 OBJECTIVE

The principal investment objective of the Aggressive Growth Portfolio is to seek capital growth. The portfolio invests in a diversified collection of securities believed to represent attractive growth opportunities.

 PERFORMANCE AS OF JUNE 30, 1999

TOTAL RETURNS:
One-year                                     (5.19)%
Three-year                                    5.72%
Since inception (3/31/95)                     9.56%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The market broadening finally arrived in the second quarter! The large-cap growth stocks that had previously appeared untouchable finally took a breather. Market leadership rotated dramatically to sectors that have languished for some time such as industrial cyclicals and energy. In April, for example, industrial cyclicals had their largest one-month gain in the last 50 years. This provided a big gust of wind to sails of value managers and propelled the Russell 3000 Value Index ahead of the Russell 3000 Growth Index for the first time in six quarters.

Market sentiment turned sour in May, as the consumer price report for April showed that inflation grew at the fastest pace in nine years. Armed with evidence of inflationary pressure, the Fed began applying the brakes by formally adopting a directive towards raising short term interest rates. The angst abided, as the May CPI number painted a much more benign inflationary picture leading many to believe that the April number may have been an anomaly. The quarter ended on a strong note with most investors believing that the Fed action, which finally came on the last day of the quarter, was more akin to a "flu shot".

Consistent with the performance of our benchmark, the Fund's performance improved in the second quarter following a difficult first quarter. However, our second quarter and year-to-date returns trail those of our benchmark. No single issue explains our disappointing start in 1999. Rather, it is a culmination of several factors. Our emphasis has been on dependable growth companies whose returns have been consistent, yet trailed in an environment where, the more speculative the investment, the better the performance has been. Retail was the only sector that had a negative return for the quarter. Underweights in semiconductor and telecommunication equipment hindered that Fund relative to its benchmark, as those industries flourished in the second quarter. Investments in securities that are undervalued but not yet recognized by the marker provide good upward potential for the coming quarter.

The Fund is currently overweight in retail, capital equipment, and cyclical stocks relative to the benchmark. Technology and financials have a slight underweight, while energy and healthcare are in-line with the benchmark.

Our outlook for the general market is mixed. On the positive side, corporate earnings are improving and our area of emphasis, small to mid-caps, is beginning to perform much better. Offsetting this are, a higher interest rate environment and high valuations for large company shares. Looking forward, we plan to emphasize those sectors of the economy with the strongest growth outlook. Examples include technology and financial services. We will also look to capitalize on turning points in opportunistic industries, such as energy.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                                AGGRESSIVE GROWTH PORTFOLIO           NASDAQ COMPOSITE INDEX
                                                              (COMMENCED OPERATIONS MARCH 31,         ----------------------
                                                                           1995)
                                                              -------------------------------
                                                                       10,000.00                           10,000.00
                                                                       11,027.00                           11,422.00
'95                                                                    12,695.40                           12,873.70
                                                                       12,474.50                           14,499.70
'96                                                                    12,792.60                           15,797.40
                                                                       13,448.80                           17,645.70
'97                                                                    14,395.60                           19,216.20
                                                                       15,547.30                           23,186.20
'98                                                                    15,524.00                           26,833.40
                                                                       14,740.00                           32,871.00

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 1999

                                       % of Net Assets
 1.  AT&T Corp.                              4.36
 2.  Central Garden & Pet Company            4.13
 3.  Sykes Enterprises, Incorporated         2.96
 4.  ITT Educational Services, Inc.          2.59
 5.  Coinmatch Laundry Corporation           2.56
 6.  AMFM Inc.                               2.56
 7.  Sybron International
     Corporation                             2.37
 8.  Sunglass Hut International,
     Inc.                                    2.15
 9.  The Hertz Corporation                   2.05
10.  Viacom Inc. -- Cl. B                    1.97

 TOP 5 INDUSTRIES AS OF JUNE 30, 1999

                                      % of Net Assets
 1.  Retail                                15.66
 2.  Computer and Related                  13.06
 3.  Business Services                      7.67
 4.  Entertainment and Leisure              7.36
 5.  Medical and Related                    7.11

The prices of small company stocks are generally more volatile than the prices of large company stocks.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

                                                    MARKET
  SHARES     COMMON STOCK                            VALUE
-------------------------------------------------------------
             AEROSPACE (0.3%)
     8,800   *Avteam Inc. CL A..................  $    64,350
                                                  -----------
             ADVERTISING (2.4%)
     2,000   *Lamar Advertising Co. CL A........       81,875
    11,403   *Outdoor Systems Inc. .............      416,210
     2,875   *Valassis Communications Inc. .....      105,297
                                                  -----------
                                                      603,382
                                                  -----------
             AUTOMOTIVE & RELATED (0.4%)
     1,900   Harley-Davidson Inc. ..............      103,313
                                                  -----------
             BANKING (2.7%)
     2,500   Bank One Corp. ....................      148,906
     4,110   Household Intl. Inc. ..............      194,711
    11,800   TCF Financial Corp. ...............      328,925
                                                  -----------
                                                      672,542
                                                  -----------
             BROADCASTING & CABLE TV (7.5%)
     4,600   *Adelphia Communications CL A......      292,675
    11,600   *Chancellor Media Corp. CL A.......      639,450
     6,200   *Clear Channel Communications......      427,413
     3,600   *Infinity Broadcasting Corp. ......      107,100
     5,500   *MediaOne Group Inc. ..............      409,062
                                                  -----------
                                                    1,875,700
                                                  -----------
             BUSINESS SERVICES (6.0%)
     1,000   *Acxiom Corp. .....................       24,938
     2,100   *CSG Systems Intl Inc. ............       54,994
     7,100   *Consolidated Graphics Inc. .......      355,000
     3,600   *Fiserv Inc. ......................      112,725
     3,300   *Lason Holdings Inc. ..............      163,762
    15,425   *Pierce Leahy Corp. ...............      380,805
     7,625   Services Master Corp. .............      142,969
     3,100   *United Stationers.................       68,200
     3,100   Xerox Corp. .......................      183,094
                                                  -----------
                                                    1,486,487
                                                  -----------
             COMPUTER & RELATED (13.2%)
     2,700   *Cisco Systems Inc. ...............      174,150
     5,600   *Electronics for Imaging Inc. .....      287,700
    10,875   *Global Imaging Systems Inc. ......      198,469
     2,650   Hewlett-Packard Co. ...............      266,325
     9,300   *Insight Enterprises Inc. .........      230,175
     3,450   IBM................................      445,913
     7,200   *Lexmark Intl. Group Inc. CL A.....      475,650
     1,550   *Microsoft Corp. ..................      139,791
     2,700   *Oracle Corp. .....................      100,238
     4,500   *Security Dynamics Tech Inc. ......       95,625
     3,600   *Sungard Data Systems Inc. ........      124,200
    22,150   *Sykes Enterprises Inc. ...........      739,257
                                                  -----------
                                                    3,277,493
                                                  -----------
             CONSUMER SERVICES (7.4%)
    16,600   *Carriage Services Inc. CL A.......      311,250
    50,225   *Coinmatch Laundry Corp. ..........      637,230
     8,250   Hertz Corp. CL A...................      511,500
    16,050   Rent-A-Center Inc. ................      385,200
                                                  -----------
                                                    1,845,180
                                                  -----------

                                                    MARKET
  SHARES     COMMON STOCK                            VALUE
-------------------------------------------------------------
             COMMUNICATIONS (7.4%)
    19,500   AT&T Corp. ........................  $ 1,088,344
     2,300   *American Tower Corp. CL A.........       55,200
    23,254   Davel Communications Inc. .........      124,990
     1,100   *MCI Worldcom Inc. ................       94,875
    16,700   *Pinnacle Holdings Inc. ...........      409,150
     2,000   Teleglobe Inc. ....................       59,500
                                                  -----------
                                                    1,832,059
                                                  -----------
             DRUGS (0.4%)
     2,700   Jones Pharma Inc. .................      106,312
                                                  -----------
             EDUCATIONAL PRODUCTS & SERVICES (2.7%)
       750   *Advantage Learning Systems
              Inc. .............................       16,594
    24,800   *ITT Educational Services Inc. ....      646,350
                                                  -----------
                                                      662,944
                                                  -----------
             ELECTRICAL EQUIPMENT (3.7%)
     1,100   *Applied Material Inc. ............       81,262
     6,400   *Kent Electronics Corp. ...........      126,800
     3,900   Methods Electronics CL A...........       89,213
     1,500   *Microchip Technology Inc. ........       71,062
     2,300   *Pri Automation Inc. ..............       83,375
    20,675   *Rayovac Corp. ....................      469,064
                                                  -----------
                                                      920,776
                                                  -----------
             ENTERTAINMENT & LEISURE (7.3%)
     3,575   *Action Performance Co. ...........      117,975
    13,875   *Bally Total Fitness Holding
              Corp. ............................      393,703
     5,300   *Mandalay Resort Group.............      111,962
    41,300   *Park Place Entertainment..........      400,094
    11,393   *SCP Pool Corp. ...................      294,794
    11,200   *Viacom Inc. CL B..................      492,800
                                                  -----------
                                                    1,811,328
                                                  -----------
             FINANCE (4.1%)
     3,950   Associates First Capital Corp. ....      175,034
     7,126   Citigroup..........................      338,509
     2,000   Dime Bancorp Inc. .................       40,250
     5,100   Nova Corp. ........................      127,500
    12,000   Waddle & Reed Financial Inc. A.....      329,250
                                                  -----------
                                                    1,010,543
                                                  -----------
             FOOD & RELATED (1.3%)
    26,300   *Mercer American Corp. ............      249,850
     1,550   *US Foodservice....................       66,069
                                                  -----------
                                                      315,919
                                                  -----------
             INDUSTRIAL SERVICES (4.6%)
    18,100   *Allied Waste Industries Inc. .....      357,475
     4,600   *Casella Waste Systems Inc.-A......      119,600
     1,200   *KTI Inc. .........................       17,100
    12,925   *Republic Services Inc. CL A.......      319,894
     3,050   *Superior Services Inc. ...........       81,397
     1,750   Tyco International Ltd. ...........      165,812
     1,500   Waste Management Inc. .............       80,625
                                                  -----------
                                                    1,141,903
                                                  -----------
             INSURANCE (0.5%)
     3,599   Protective Life....................      118,800
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

                                                    MARKET
  SHARES     COMMON STOCK                            VALUE
-------------------------------------------------------------
             MACHINERY (0.3%)
     2,800   Applied Power Inc. CL. A...........  $    76,475
                                                  -----------
             MEDICAL & RELATED (7.1%)
     5,825   *Covance Inc. .....................      139,436
     1,625   *Cytyc Corp. ......................       31,687
     7,200   *Hanger Orthopedic Group Inc. .....      102,150
     2,900   *Lincare Holdings Inc. ............       72,500
       900   Medtronic Inc. ....................       70,087
    11,300   *Ocular Sciences Inc. .............      196,338
    15,250   *PSS World Medical Inc. ...........      170,609
     2,000   *Renal Care Group Inc. ............       51,750
    10,700   *Schein Henry Inc. ................      339,056
    21,500   *Sybron Intl. Corp.-Wis............      592,594
                                                  -----------
                                                    1,766,207
                                                  -----------
             OIL, ENERGY & NATURAL GAS (5.0%)
     7,700   *BJ Services Co. ..................      226,669
     3,900   *Cooper Cameron Corp. .............      144,544
     3,600   *Marine Drilling Co. Inc. .........       49,275
    14,100   *Nabors Industries Inc. ...........      344,569
     7,225   *Noble Drilling Corp. .............      142,242
    35,700   *Ocean Energy Inc. ................      343,612
                                                  -----------
                                                    1,250,911
                                                  -----------
             REAL ESTATE INVESTMENT TRUSTS (0.8%)
    23,700   Sunstone Hotel Investors Inc. .....      201,450
                                                  -----------
             RESTAURANTS (0.8%)
     1,225   *Papa Johns Intl. Inc. ............       54,742
    28,900   *Rainforest Cafe Inc. .............      146,306
                                                  -----------
                                                      201,048
                                                  -----------
             RETAIL (13.3%)
     1,850   *Best Buy Co. Inc. ................      124,875
   100,700   *Central Garden and Pet Co. .......    1,032,175
     1,400   *Federated Department Stores.......       74,112
    41,200   *Movie Gallery Inc. ...............      221,450
    10,750   *Office Depot Inc. ................      237,172
    11,325   Pier 1 Imports Inc. ...............      127,406
    35,050   Regis Corp. Minn RJQ...............      672,522
    16,700   *School Specialty Inc. ............      268,244
    31,300   *Sun Glass Hut International.......      537,967
                                                  -----------
                                                    3,295,923
                                                  -----------

                                                    MARKET
  SHARES     COMMON STOCK                            VALUE
-------------------------------------------------------------
             TRANSPORTATION & EQUIPMENT (0.5%)
     4,150   Burlington Northern Sante Fe.......  $   128,650
                                                  -----------
             TOTAL COMMON STOCKS (99.7%) (COST
              $24,021,009)......................  $24,769,695
                                                  -----------


   FACE                                             MARKET
  AMOUNT           SHORT-TERM OBLIGATIONS            VALUE
-------------------------------------------------------------
             GOVERNMENT (0.5%)
$  125,000   US Treasury Bills 4.600%
              09/23/99..........................  $   123,676
                                                  -----------
             TOTAL SHORT-TERM OBLIGATIONS (0.5%)
              (COST $123,658)...................  $   123,676
                                                  -----------


   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL (1.7%)
$  429,000   Star Bank 3.30% due 07/01/99
              repurchase price $429,039
              collateralized by GNMA
              certificates pool # 8375 due
              02/20/24 (Cost $123,658)..........  $   429,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (1.7%)
              (COST $429,000)...................  $   429,000
                                                  -----------
             TOTAL HOLDINGS (101.9%) (COST
              $24,573,668) (A)..................  $25,322,371
                                                  -----------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (-1.9%)...............     (463,196)
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $24,859,175
                                                  ===========

---------------

 * Non-income producing securities.

(a) Also represents cost for Federal income tax purposes.

    The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 1999 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $24,573,668).............  $25,322,371
  Cash in bank..............................          988
  Receivable for securities sold............      320,357
  Receivable for fund shares sold...........       32,427
  Dividends and accrued interest
    receivable..............................        8,441
  Other.....................................          866
                                              -----------
    Total assets............................   25,685,450
                                              -----------
Liabilities:
  Payable for securities purchased..........      772,673
  Payable for shares redeemed...............        7,323
  Payable for investment management services
    (note 3)................................       16,042
  Other accrued expenses....................       28,986
                                              -----------
    Total liabilities.......................      825,024
                                              -----------
Net assets at market value..................  $24,860,426
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 2,348,002
  Paid-in capital in excess of par value....   22,880,527
  Accumulated net realized loss on
    investments (note 1)....................   (1,116,806)
  Net unrealized appreciation on investments
    (note 1)................................      748,703
                                              -----------
Net assets at market value..................  $24,860,426
                                              ===========
Shares outstanding (note 4).................    2,348,002
Net asset value per share...................  $     10.59
                                              ===========

 STATEMENT OF OPERATIONS

                                  For Six Months Ended June 30, 1999 (Unaudited)

Investment income:
  Interest..................................  $    13,654
  Dividends.................................       94,602
                                              -----------
    Total investment income.................      108,256
                                              -----------
Expenses:
  Management fees (note 3)..................       98,722
  Custodian fees (note 3)...................        2,376
  Directors' fees (note 3)..................          522
  Professional fees.........................        2,089
  Accounting and transfer agent fees........        9,562
  Other.....................................        3,175
                                              -----------
    Total expenses..........................      116,446
                                              -----------
    Net investment loss.....................  $    (8,190)
                                              -----------
Realized and unrealized loss on investments:
  Net realized loss from:
    Investments.............................  $  (167,623)
    Futures contracts.......................     (641,947)
  Net increase (decrease) in unrealized
    appreciation (depreciation) on:
    Investments.............................     (457,573)
    Futures contracts.......................      (33,150)
                                              -----------
    Net loss on investments.................   (1,300,293)
                                              -----------
    Net decrease in net assets from
      operations............................  $(1,308,483)
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                                  6-30-99        YEAR ENDED
                                                                (UNAUDITED)       12-31-98
                                                              ----------------   -----------
From operations:
  Net investment loss.......................................    $    (8,190)     $   (21,640)
  Realized gain (loss) on investments and futures
    contracts...............................................       (809,570)       1,441,462
  Unrealized gain (loss) on investments and futures
    contracts...............................................       (490,723)         374,808
                                                                -----------      -----------
      Net increase (decrease) in net assets from
       operations...........................................     (1,308,483)       1,794,630
                                                                -----------      -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................              0                0
  Capital gains distributions...............................              0       (1,782,997)
                                                                -----------      -----------
      Total dividends and distributions.....................              0       (1,782,997)
                                                                -----------      -----------
From capital share transactions (note 4):
  Received from shares sold.................................      2,714,133        7,546,285
  Received from dividends reinvested........................              0        1,782,997
  Paid for shares redeemed..................................     (2,992,373)      (2,786,473)
                                                                -----------      -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................       (278,240)       6,542,809
                                                                -----------      -----------
         Increase (decrease) in net assets..................     (1,586,723)       6,554,442
Net Assets:
  Beginning of period.......................................     26,447,149       19,892,707
                                                                -----------      -----------
  End of period.............................................    $24,860,426      $26,447,149
                                                                ===========      ===========

 FINANCIAL HIGHLIGHTS

                                                        SIX MONTHS ENDED                YEARS ENDED                   APRIL 1,
                                                            6-30-99          ----------------------------------        1995 TO
                                                          (UNAUDITED)        12-31-98     12-31-97     12-31-96     DEC. 31, 1995
                                                        ----------------     --------     --------     --------     -------------
Per share data:
Net asset value, beginning of period..................       $11.15           $11.09       $10.03       $11.84         $10.00
Income (loss) from investment operations:
  Net investment income (loss)........................         0.00            (0.01)       (0.05)        1.64           1.56
  Net realized and unrealized gain (loss) on
    investments.......................................        (0.56)            0.88         1.29        (1.59)          1.08
                                                             ------           ------       ------       ------         ------
    Total income (loss) from investment operations....        (0.56)            0.87         1.24         0.05           2.64
                                                             ------           ------       ------       ------         ------
Less distributions:
  Dividends from net investment income (loss).........         0.00             0.00        (0.14)       (1.86)         (0.80)
  Distributions from net realized capital gains.......         0.00            (0.81)       (0.04)        0.00           0.00
                                                             ------           ------       ------       ------         ------
    Total distributions...............................         0.00            (0.81)       (0.18)       (1.86)         (0.80)
                                                             ------           ------       ------       ------         ------
Net asset value, end of period........................       $10.59           $11.15       $11.09       $10.03         $11.84
                                                             ======           ======       ======       ======         ======
Total return..........................................        (5.05)%(b)        7.84%       12.53%        0.76%         26.95%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets.............         0.93%(a)         0.94%        0.97%        1.01%          1.02%(a)
  Ratio of net investment income (loss) to average net
    assets............................................         0.07%(a)        (0.09)%      (0.40)%      15.81%         18.18%(a)
Portfolio turnover rate...............................          108%             203%         193%        1987%          1488%
Net assets at end of period (millions)................       $ 24.9           $ 26.4       $ 19.9       $ 12.0         $  4.0

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

CORE GROWTH PORTFOLIO
OHIO NATIONAL FUND, INC.

 OBJECTIVE

The objective of the Core Growth Portfolio is to provide long-term capital appreciation.

 PERFORMANCE AS OF JUNE 30, 1999

TOTAL RETURN:

One-year                                   15.85%
Since inception (1/3/97)                   10.52%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The Ohio National Fund Core Growth Portfolio returned 10.64% for the 2nd quarter, 1999 and 21.59% for the six months ending June 30, 1999. This compares with the Russell Mid Cap Growth Index returns of 10.42% and 14.19% respectively for the same periods. Favorable sector weightings and stock selection are the two major factors, which lead to the large outperformance. The Fund's most heavily weighted sector, at nearly 40%, is technology. For the first half, this sector has contributed well over half of the Fund's positive performance and there has been broad strength among the holdings. Semiconductors, telecommunication equipment, Internet services and contract manufacturing companies all participated in this rally due to robust expectations for first and second quarter earnings. The portfolio's representation in software is small due to concerns over Year 2000 demand imbalances. The consumer cyclical sector, which comprises mostly retailers, is the next largest contributor to Fund performance in the first half. No one stock drove the overall performance, but again, strength was broad among holdings. Health care and business services were the only sectors to produce negative returns during the first half and their effect was minimal.

U.S. economic outlook continues to be positive by most measures. The GDP report for the first quarter of 1999 surprised everyone when it came in at a healthy 4.5%. At 4.3%, unemployment remains near a 30-year low. Despite the continued tight labor market, wage inflation does not appear to be a significant threat, according to the employment cost index. Productivity remains high. After a scare in May, the CPI number release in June was zero. At its June 30th Open Market Committee meeting, the Federal Reserve raised interest rates one-quarter point and adopted "a directive that included no predilection about near-term policy action".

Although large capitalization stocks have surpassed their smaller brethren year-to-date, the second quarter provided an environment where small stocks beat mid-size stocks which beat large caps. Growth stocks, other than having a tough May, have led the market higher for the year across all capitalizations.

The business outlook for technology firms can change quickly. We believe that investment managers need to be able to react quickly to, as well as anticipate, the changing landscape of this sector. At no time is this more likely to be true than in 1999, when Year 2000 issues will cause more opportunities and more disappointments than in a typical year. The Fund will continue to be actively managed and repositioned as the evidence unfolds.

We continue to like the long-term prospects of the all-cap growth companies we own. Superior technologies, services, balance sheets, business models and ability to execute are all characteristics commonly found in top quality growth companies that we believe contribute to sustained, above-average growth rates. Many investors have been anxiously waiting for the rebound in small/mid capitalization stocks. We are encouraged with their recent outperformance and there is much evidence to suggest their relative performance will continue to be strong.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                              CORE GROWTH PORTFOLIO (COMMENCED
                                                                OPERATIONS JANUARY 3, 1997)             RUSSELL 3000 INDEX
                                                              --------------------------------          ------------------
'96                                                                   10,000.00                            10,000.00
                                                                      10,080.00                            11,776.00
'97                                                                    9,691.92                            13,169.10
                                                                      11,069.10                            15,145.80
'98                                                                   10,546.70                            16,312.00
                                                                      12,823.70                            18,165.10

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 1999

                                       % of Net Assets
 1.  Cisco Systems, Inc.                     3.88
 2.  Xilinx, Inc.                            3.23
 3.  Clear Channel Communications,
     Inc.                                    2.62
 4.  Outdoor Systems, Inc.                   2.51
 5.  Premier Parks, Inc.                     2.35
 6.  MedImmune, Inc.                         2.29
 7.  Kohl's Corporation                      2.28
 8.  Corning Incorporated                    2.19
 9.  MiniMed Inc.                            2.11
10.  MedQuist, Inc.                          2.07

 TOP 5 INDUSTRIES AS OF JUNE 30, 1999

                                       % of Net Assets
 1.  Medical and Related                    11.11
 2.  Computer and Related                    9.07
 3.  Retail                                  9.05
 4.  Electrical Equipment                    8.25
 5.  Communications                          7.52

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

                                                    MARKET
SHARES                 COMMON STOCK                  VALUE
-------------------------------------------------------------
          ADVERTISING (4.6%)
  9,200   *Lamar Advertising Co. ...............  $   376,625
 12,800   *Outdoor Systems Inc. ................      467,200
                                                  -----------
                                                      843,825
                                                  -----------
          AUTOMOTIVE & RELATED (0.9%)
  3,200   Harley Davidson Inc. .................      174,000
                                                  -----------
          BROADCASTING & CABLE TV (6.2%)
  2,300   *Citadel Communications...............       83,231
  7,059   *Clear Channel Communications.........      486,673
  2,900   *MediaOne Group Inc. .................      215,687
  5,200   *Univision Communications.............      343,200
                                                  -----------
                                                    1,128,791
                                                  -----------
          COMMUNICATIONS (9.2%)
  8,500   *American Tower Corp. ................      204,000
  7,400   *Amdocs Ltd. .........................      168,350
  2,500   *Aware Inc/Mass.......................      115,312
  5,700   *Cienna Corp. ........................      172,069
  2,300   *E-Tek Dynamics Inc. .................      109,394
  4,421   *Global Crossing......................      188,169
  4,600   *L-3 Communications Inc. .............      222,237
  4,000   *MCI Worldcom Inc. ...................      345,000
  4,300   *Metromedia Fiber Network.............      154,531
                                                  -----------
                                                    1,679,062
                                                  -----------
          COMPUTER & RELATED (9.5%)
  6,800   *EMC Corp/Mass........................      374,000
  5,100   *I2 Technologies Inc. ................      219,300
  3,800   *Macromedia Inc. .....................      133,950
  5,800   *Psinet Inc. .........................      253,750
  2,300   *Sun Microsystems Inc. ...............      158,412
  3,000   *Verisign Inc. .......................      258,750
  3,500   *Veritas Software Corp. ..............      332,281
                                                  -----------
                                                    1,730,443
                                                  -----------
          ELECTRICAL EQUIPMENT (8.0%)
  8,500   *Celestica Inc. ......................      368,156
  4,800   *Jabil Circuit Inc. ..................      216,600
  3,900   *Powerwave Technologies Inc. .........      125,775
  4,700   *Sanmina Corp. .......................      356,612
  4,200   *Teradyne Inc. .......................      301,350
  1,600   *Waters Corp. ........................       85,000
                                                  -----------
                                                    1,453,493
                                                  -----------
          ELECTRONICS/SEMICONDUCTORS (9.5%)
  2,900   *Conexant Systems Inc. ...............      168,381
  5,000   *LSI Logic Corp Designs...............      230,625
  2,400   *PMC-Sierra Inc. .....................      141,450
  2,400   *SDL Inc. ............................      122,550
  4,650   *Transwitch Corp. ....................      220,294
  1,800   *Uniphase Corp. ......................      298,800
  9,500   *Xilinx Inc. .........................      543,875
                                                  -----------
                                                    1,725,975
                                                  -----------

                                                    MARKET
SHARES                 COMMON STOCK                  VALUE
-------------------------------------------------------------
          ENTERTAINMENT & LEISURE (4.9%)
  8,900   *Cinar Films Inc. ....................  $   218,050
  5,100   Carnival Corp. .......................      247,350
 11,900   *Premier Parks........................      437,325
                                                  -----------
                                                      902,725
                                                  -----------
          FINANCIAL SERVICES (1.6%)
  1,400   Goldman Sachs Group Inc. .............      101,150
  1,800   The Charles Schwab Corp. .............      197,775
                                                  -----------
                                                      298,925
                                                  -----------
          INTERNET SERVICE PROVIDER (4.7%)
  2,400   *America Online.......................      265,200
  4,300   *Infospace.com........................      202,100
  2,800   *Network Solutions....................      221,550
  2,300   *Verio Inc. ..........................      159,850
                                                  -----------
                                                      848,700
                                                  -----------
          MACHINERY (3.4%)
  3,200   *Applied Materials Inc. ..............      236,400
  2,300   Danaher Corp. ........................      133,687
  8,900   *United Rentals Inc. .................      262,550
                                                  -----------
                                                      632,637
                                                  -----------
          MANUFACTURING (2.2%)
  5,800   Corning Inc. .........................      406,725
                                                  -----------
          MEDICAL & RELATED (12.1%)
  2,900   *Express Scripts......................      174,544
  5,400   Guidant Corp. ........................      277,763
  6,300   *Medimmune Inc. ......................      426,825
  8,800   *Medquist Inc. .......................      385,000
  5,100   *Minimed Inc. ........................      392,381
  4,300   *Quintiles Transnational Corp. .......      180,600
  4,700   *Visx Inc. ...........................      372,181
                                                  -----------
                                                    2,209,294
                                                  -----------
          NETWORK PRODUCTS & SERVICES (6.8%)
  3,300   *Check Point Software Tech............      176,963
  8,599   *Cisco Systems........................      554,659
    700   *Emulex Corp. ........................       77,831
  9,900   *Newbridge Networks...................      284,625
  3,300   *New Era of Networks Inc. ............      144,994
                                                  -----------
                                                    1,239,072
                                                  -----------
          OIL, ENERGY & NATURAL GAS (1.6%)
  8,000   *BJ Services Co. .....................      235,500
  1,700   *Hanover Compress.....................       54,613
                                                  -----------
                                                      290,113
                                                  -----------
          RETAIL (9.2%)
  6,500   *Duane Reade Inc. ....................      199,063
  4,500   Home Depot Inc. ......................      289,969
  5,500   *Kohl's Corp. ........................      424,531
  5,500   *Linens N Things Inc. ................      240,625
  7,650   *Staples Inc. ........................      236,672
  6,000   Tandy Corp. ..........................      293,250
                                                  -----------
                                                    1,684,110
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

                                                    MARKET
SHARES                 COMMON STOCK                  VALUE
-------------------------------------------------------------
          TRANSPORTATION (0.8%)
  7,850   *Motivepower Industries Inc. .........  $   139,338
                                                  -----------
          TOTAL COMMON STOCK
           (95.2%) (COST $13,260,323)...........  $17,387,228
                                                  -----------

  FACE                                              MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL (5.4%)
$987,000   Star Bank 3.3% due 07/01/99
            repurchase price $987,089
            collateralized by GNMA certificates
            pool # 837 due 02-20-24 (cost
            $987,000)...........................  $   987,000
                                                  -----------
           TOTAL REPURCHASE AGREEMENTS (5.4%)
            (COST $987,000).....................  $   987,000
                                                  -----------
           TOTAL HOLDINGS (100.6%)
            (COST $14,247,323) (A)..............  $18,374,228
                                                  -----------
           CASH & RECEIVABLES,
            NET OF LIABILITIES (-0.6%)..........     (110,989)
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $18,263,239
                                                  ===========

---------------

 * Non income producing security.

(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 1999 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $14,247,323).............  $18,374,228
  Cash in bank..............................          283
  Receivable for securities sold............      218,468
  Receivable for fund shares sold...........       43,711
  Dividends and accrued interest
    receivable..............................          425
  Other.....................................           13
                                              -----------
    Total assets............................   18,637,128
                                              -----------
Liabilities:
  Payable for securities purchased..........      355,964
  Payable for shares redeemed...............           62
  Payable for investment management services
    (note 3)................................       13,390
  Other accrued expenses....................        4,473
                                              -----------
    Total liabilities.......................      373,889
                                              -----------
Net assets at market value..................  $18,263,239
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 1,425,897
  Paid-in capital in excess of par value....   12,625,630
  Accumulated net realized gain on
    investments (note 1)....................       84,807
  Net unrealized appreciation on investments
    (note 1)................................    4,126,905
                                              -----------
Net assets at market value..................  $18,263,239
                                              ===========
Shares outstanding (note 4).................    1,425,897
Net asset value per share...................  $     12.81
                                              ===========

 STATEMENT OF OPERATIONS

                                  For Six Months Ended June 30, 1999 (Unaudited)

Investment income:
  Interest...................................  $   21,383
  Dividends..................................       4,994
                                               ----------
    Total investment income..................      26,377
                                               ----------
Expenses:
  Management fees (note 3)...................      73,025
  Custodian fees (note 3)....................       2,362
  Directors' fees (note 3)...................         170
  Professional fees..........................         760
  Accounting and transfer agent fees.........       4,242
  Other......................................       1,093
                                               ----------
    Total expenses...........................      81,652
                                               ----------
    Net investment loss......................  $  (55,275)
                                               ----------
Realized and unrealized gain on investments:
  Net realized gain from investments.........  $1,717,617
  Net increase in unrealized appreciation on
    investments..............................   1,488,863
                                               ----------
    Net gain on investments..................   3,206,480
                                               ----------
    Net increase in net assets from
      operations.............................  $3,151,205
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                                  6-30-99         YEAR ENDED
                                                                (UNAUDITED)        12-31-98
                                                              ----------------    -----------
From operations:
  Net investment loss.......................................    $   (55,275)      $   (62,638)
  Realized gain (loss) on investments.......................      1,717,617        (1,185,242)
  Unrealized gain on investments............................      1,488,863         2,239,047
                                                                -----------       -----------
      Net increase (decrease) in net assets from
       operations...........................................      3,151,205           991,167
                                                                -----------       -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................              0                 0
                                                                -----------       -----------
From capital share transactions (note 4):
  Received from shares sold.................................      4,887,391         4,380,111
  Received from dividends reinvested........................              0                 0
  Paid for shares redeemed..................................     (1,556,944)       (3,133,724)
                                                                -----------       -----------
      Increase in net assets derived from capital share
       transactions.........................................      3,330,447         1,246,387
                                                                -----------       -----------
         Increase in net assets.............................      6,481,652         2,237,554
Net Assets:
  Beginning of period.......................................     11,781,587         9,544,033
                                                                -----------       -----------
  End of period.............................................    $18,263,239       $11,781,587
                                                                ===========       ===========

 FINANCIAL HIGHLIGHTS

                                                                                    YEARS ENDED
                                                              SIX MONTHS ENDED      DECEMBER 31,
                                                                  6-30-99         ----------------
                                                                (UNAUDITED)        1998      1997
                                                              ----------------    ------    ------
Per share data:
Net asset value, beginning of period........................       $10.54         $ 9.68    $10.00
Income (loss) from investment operations:
  Net investment loss.......................................        (0.04)         (0.06)    (0.02)
  Net realized and unrealized gain (loss) on investments....         2.31           0.92     (0.30)
                                                                   ------         ------    ------
    Total income (loss) from investment operations..........         2.27           0.86     (0.32)
                                                                   ------         ------    ------
Net asset value, end of period..............................       $12.81         $10.54    $ 9.68
                                                                   ======         ======    ======
Total return................................................        21.59%(b)       8.82%     3.08%
Ratios and supplemental data:
Ratio of expenses to average net assets.....................         1.06%(a)       1.13%     1.11%
  Ratio of net investment loss to average net assets........        (0.72)%(a)     (0.62)%   (0.18)%
Portfolio turnover rate.....................................           76%           134%       65%
Net assets at end of period (millions)......................       $ 18.3         $ 11.8    $  9.5

---------------
(a) Annualized.
(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

GROWTH & INCOME PORTFOLIO
OHIO NATIONAL FUND, INC.

 OBJECTIVE

The Growth & Income Portfolio's investment objective is long-term total return.

 PERFORMANCE AS OF JUNE 30, 1999

TOTAL RETURN:

One-year                                     22.83%
Since inception (1/3/97)                     25.92%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The Ohio National Growth & Income portfolio produced positive returns in the second quarter, increasing 14.86% versus a 10.86% increase in the Russell MidCap benchmark and a 10.42% increase in the Russell MidCap Growth benchmark. For the first six months of 1999, the portfolio increased 21.47% against a 10.34% rise in the Russell Midcap benchmark and a 14.19 increase in the Russell Midcap Growth index.

We benefited from a continued broadening of investor interest in mid and small cap stocks. While most small and mid cap benchmarks increased at double digit rates in the second quarter, the S&P 500 rose "only" 7.03%, a slowing of past quarter's strong showing.

We continued our strategy of running the portfolio in a broadly diversified manner. We maintained our strong weighting to technology, focusing on a range of technology subsectors including telecom services, wireless, and semiconductors. We also continue to mine the broad cable area, a sector our research process led us to back in 1997 and 1998, ahead of many investors. We continue to realize strong gains from a number of holdings in this sector as investors recognize the return potential in companies involved in wiring the home for telephone, TV, and internet communications.

Outside of overweighted exposure to technology, we maintained our commitment to the energy services sector. Despite the volatility of many energy service companies, we remain convinced this sector provides excellent long-term potential.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                                 GROWTH & INCOME PORTFOLIO              RUSSELL 2000 INDEX
                                                              (COMMENCED OPERATIONS JANUARY 3,          ------------------
                                                                           1997)
                                                              --------------------------------
'96                                                                     10,000                              10,000
                                                                        11,334                              11,020
'97                                                                     13,657                              12,227
                                                                        14,452                              12,871
'98                                                                     14,626                              11,953

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 1999

                                       % of Net Assets
 1.  First Sierra Financial, Inc.            2.78
 2.  EchoStar Communications
     Corporation                             2.08
 3.  CapRock Communications Corp.            1.92
 4.  The Montana Power Company               1.91
 5.  MediaOne Group, Inc.                    1.72
 6.  Startec Global Communications
     Corporation                             1.70
 7.  Comdisco, Inc.                          1.67
 8.  Florida Rock Industries, Inc.           1.67
 9.  Century Communications
     Corp. -- CIA                            1.56
10.  Galileo International, Inc.             1.45

 TOP 5 INDUSTRIES AS OF JUNE 30, 1999

                                     % of Net Assets
 1.  Communications                       13.72
 2.  Oil, Energy, and Natural Gas         13.22
 3.  Electrical Equipment                 11.46
 4.  Computer and Related                 10.62
 5.  Retail                                4.87

OHIO NATIONAL FUND, INC.
GROWTH AND INCOME PORTFOLIO

  SCHEDULE OF INVESTMENTS                              JUNE 30, 1999 (UNAUDITED)

                                                    MARKET
  SHARES     COMMON STOCK                            VALUE
-------------------------------------------------------------
             AUTOMOTIVE & RELATED (2.8%)
    22,500   *Avis Rent A Car Inc. .............  $   655,312
    25,000   Fleetwood Enterprises Inc. ........      660,938
    32,500   *Pep Boys - Manny, Moe, & Jack.....      702,813
                                                  -----------
                                                    2,019,063
                                                  -----------
             BANKING (1.8%)
    15,000   Fleet Financial Group Inc. ........      665,625
    27,500   Golden State Bancorp...............      605,000
                                                  -----------
                                                    1,270,625
                                                  -----------
             BROADCASTING & CABLE TV (7.3%)
    25,000   *Century Communications CL A.......    1,150,000
    10,000   *Echostar Communications Corp. CL
              A.................................    1,534,375
    11,000   *Gemstar Intl. Group Ltd. .........      717,750
    16,000   *Mediaone Group Inc. ..............    1,190,000
    11,000   *Univison Communications CL A......      726,000
                                                  -----------
                                                    5,318,125
                                                  -----------
             BUSINESS SERVICES (6.4%)
    60,000   *Administaff Inc. .................      960,000
    50,000   Comdisco Inc. .....................    1,281,250
    13,000   First Data Corp. ..................      636,188
    20,000   Galileo Intl. Inc. ................    1,068,750
    17,000   *Quintiles Transnational Corp. ....      714,000
                                                  -----------
                                                    4,660,188
                                                  -----------
             COMMUNICATIONS (17.7%)
    12,000   *ADC Telecom Inc. .................      546,750
    10,000   *Associated Group Inc. CL B........      651,875
    23,500   AT&T Corp. Liberty Media Group-A...      863,625
    35,000   *Caprock Comm Corp. ...............    1,417,500
    20,000   *Ciena Corp. ......................      603,750
   133,800   *Condor Technology Solutions.......      627,187
    60,000   *Dset Corp. .......................      836,250
    25,000   *Excel Switching Corp. ............      748,437
     2,500   *ICO Global Communications Ltd. ...       15,078
    17,500   *ICG Communications Inc. ..........      374,063
    65,000   *Picturetel Corp. .................      520,000
    40,000   *Primus Telecom Group Inc. ........      897,500
    12,500   *RCN Corp. ........................      520,313
    12,000   *RF Micro Devices Inc. ............      895,500
    35,000   *Research in Motion Ltd. ..........      708,750
     2,500   *Sprint Corp. (PCS GRP)............      142,812
   103,300   *Startec Global Comm. Corp. .......    1,252,513
     4,000   *Uniphase Corp. ...................      664,000
    20,500   *Western Wireless Corp. CL A.......      553,500
                                                  -----------
                                                   12,839,403
                                                  -----------

                                                    MARKET
  SHARES     COMMON STOCK                            VALUE
-------------------------------------------------------------
             COMPUTER & RELATED (7.0%)
    25,000   *Adaptec Inc. .....................  $   882,812
     9,000   *Comverse Technology Inc. .........      679,500
    16,500   *Concentric Network Corp. .........      655,875
     5,750   *Intuit Inc. ......................      518,219
    16,500   *Macromedia Inc. ..................      581,625
    30,000   *Novell Inc. ......................      795,000
    33,500   *Peoplesoft Inc. ..................      577,875
    26,200   *SalesLogix Corp. .................      389,725
                                                  -----------
                                                    5,080,631
                                                  -----------
             CONSUMER PRODUCTS (0.8%)
    16,500   Dial Corp..........................      613,594
                                                  -----------
             CHEMICALS (0.9%)
    45,000   Seminis Inc. ......................      677,812
                                                  -----------
             DURABLE GOODS (1.7%)
    27,000   Florida Rock Industries............    1,228,500
                                                  -----------
             ELECTRICAL EQUIPMENT (9.8%)
    20,500   *Altera Corp. .....................      754,656
    48,500   *American Power Conversion
              Corp. ............................      976,062
    22,500   *DSP Communications Inc. ..........      649,687
    20,000   EG&G Inc. .........................      712,500
    21,000   *Jabil Circuit Inc. ...............      947,625
    15,000   *Lam Research Corp. ...............      700,313
     7,500   Motorola Inc. .....................      710,625
    12,500   *Teradyne Inc. ....................      896,875
    35,500   *Wesco Intl. Inc. .................      727,750
                                                  -----------
                                                    7,076,093
                                                  -----------
             ENTERTAINMENT & LEISURE (1.7%)
   100,000   Kushner-Locke Co. .................      650,000
     8,500   *SFX Entertainment Inc. ...........      565,781
                                                  -----------
                                                    1,215,781
                                                  -----------
             FINANCIAL SERVICES (2.8%)
    82,000   *First Sierra Financial Inc. ......    2,050,000
                                                  -----------
             FORESTRY & PAPER PRODUCTS (0.8%)
    13,000   Mead Corp. ........................      542,750
                                                  -----------
             INDUSTRIAL SERVICES (5.4%)
    16,500   *Simpson Manufacturing Co. Inc. ...      783,750
    40,000   *Republic Services Inc CL A........      990,000
    18,500   Texas Industries...................      716,875
     8,000   Tyco International Inc. ...........      758,000
    13,000   *Waste Management Inc. ............      698,750
                                                  -----------
                                                    3,947,375
                                                  -----------
             MACHINERY (2.1%)
    40,000   JLG Industries Inc. ...............      815,000
    17,500   Millipore Corp. ...................      709,844
                                                  -----------
                                                    1,524,844
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
GROWTH AND INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

                                                    MARKET
  SHARES     COMMON STOCK                            VALUE
-------------------------------------------------------------
             MEDICAL & RELATED (4.3%)
    35,000   *Cephalon Inc. ....................  $   608,125
    51,500   *Endocardial Solutions Inc. .......      486,031
    50,000   *Guilford Pharmaceuticals Inc. ....      637,500
    10,000   *Minimed Inc. .....................      769,375
    12,150   *TLC The Laser Center Inc. ........      583,200
                                                  -----------
                                                    3,084,231
                                                  -----------
             TRANSPORTATION (0.5%)
    20,000   Knightsbridge Tanker Ltd. .........      350,000
                                                  -----------
             OIL, ENERGY & NATURAL GAS (10.7%)
    18,500   Anadarko Petroleum Corp. ..........      681,031
    22,000   Apache Corp. ......................      858,000
    20,000   *BJ Services Co. ..................      588,750
    20,000   Baker & Hughes.....................      670,000
   400,000   *Bonus Resource Service............      608,089
    38,500   Ensco International Inc. ..........      767,594
    25,000   *Noble Drilling Corp. .............      492,187
    30,000   *Rowan Companies Inc. .............      553,125
    18,500   Tidewater inc. ....................      564,250
    23,000   Tosco Corp. .......................      596,563
    15,000   *Weatherford Intl. ................      549,375
    20,000   William Companies Inc. ............      851,250
                                                  -----------
                                                    7,780,214
                                                  -----------
             RETAIL (4.9%)
    12,000   *American Eagle Outfitters Inc. ...      546,000
    45,000   *J Jill Group Inc. ................      658,125
    18,000   *Linens 'n Things Inc. ............      787,500
    15,000   *Payless ShoeSource Inc. ..........      802,500
    15,000   Tandy Corp. .......................      733,125
                                                  -----------
                                                    3,527,250
                                                  -----------
             UTILITIES (3.0%)
    20,000   Montana Power Co. .................    1,410,000
    26,500   Potomac Electric Power Co. ........      780,094
                                                  -----------
                                                    2,190,094
                                                  -----------
             TOTAL COMMON STOCK (92.4%) (COST
              $56,453,838)......................  $66,996,573
                                                  -----------
                                                    MARKET
  SHARES               PREFERRED STOCK               VALUE
-------------------------------------------------------------
             TRANSPORTATION & EQUIPMENT (1.2%)
     1,500   TWA 8% Conv. (144A)................  $    29,250
    17,500   TWA $4.625 Conv. ..................      595,000
     3,500   TWA Series A 8% Conv. .............      214,500
                                                  -----------
             TOTAL PREFERRED STOCK (1.2%) (COST
              $1,178,951).......................  $   838,750
                                                  -----------
   FACE                                             MARKET
  AMOUNT           CONVERTIBLE DEBENTURES            VALUE
-------------------------------------------------------------
             COMPUTER & RELATED (1.3%)
$  500,000   Adaptec Inc. 4.750% 02/01/04.......  $   476,875
 1,250,000   System Software Associates 7.000%
              09/15/02..........................      448,438
                                                  -----------
                                                      925,313
                                                  -----------
             INDUSTRIAL SERVICES (0.4%)
   750,000   HMT Technology 5.750% 01/15/04.....      284,062
                                                  -----------
             OIL, ENERGY & NATURAL GAS (0.3%)
   250,000   Offshore Logistics Inc. 6.000%
              12/15/03..........................      215,000
                                                  -----------
             TEXTILES & RELATED (0.2%)
   250,000   Sportsline (144A) 5.000%
              04/01/06..........................      181,875
                                                  -----------
             TRANSPORTATION & EQUIPMENT (0.4%)
   500,000   Halter Marine Inc. 4.500%
              09/15/04..........................      310,625
                                                  -----------
             TOTAL CONVERTIBLE DEBENTURES (2.6%)
              (COST $2,324,002).................  $ 1,916,875
                                                  -----------
                                                    MARKET
  SHARES                SHORT OPTIONS                VALUE
-------------------------------------------------------------
      (100)  Echostar Comm.-A/July/$155.........  $   (87,500)
                                                  -----------
             TOTAL SHORT OPTIONS (-0.1%) (COST
              $71,046)..........................  $   (87,500)
                                                  -----------
   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL (4.5%)
$3,246,000   Star Bank 3.3%, Due 07/01/99
              repurchase price $3,246,293
              collateralized by GNMA
              certificates pool # 8375 due
              02/20/24 (cost $3,246,000)........  $ 3,246,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (4.5%)
              (COST $3,246,000).................  $ 3,246,000
                                                  -----------
             TOTAL HOLDINGS (100.6%) (COST
              $63,131,745) (a)..................  $72,910,698
                                                  -----------
             CASH & RECEIVABLES,
              NET OF LIABILITIES (-0.6%)........     (438,537)
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $72,472,161
                                                  ===========

---------------

 * Non-income producing securities.

(a) Also represents cost for Federal income tax purposes.

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $211,125 or 0.3% net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 1999 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $63,131,745).............  $72,910,698
  Cash in bank..............................          315
  Receivable for securities sold............    2,602,027
  Receivable for fund shares sold...........      186,202
  Dividends and accrued interest
    receivable..............................       90,344
  Other.....................................        2,179
                                              -----------
    Total assets............................   75,791,765
                                              -----------
Liabilities:
  Payable for securities purchased..........    3,222,141
  Payable for shares redeemed...............        7,038
  Payable for investment management services
    (note 3)................................       47,413
  Other accrued expenses....................        7,876
  Dividends payable.........................       35,136
                                              -----------
    Total liabilities.......................    3,319,604
                                              -----------
Net assets at market value..................  $72,472,161
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 4,391,992
  Paid-in capital in excess of par value....   52,859,041
  Accumulated net realized income on
    investments (note 1)....................    5,401,593
  Net unrealized appreciation on investments
    (note 1)................................    9,778,953
  Undistributed net investment income.......       40,582
                                              -----------
Net assets at market value..................  $72,472,161
                                              ===========
Shares outstanding (note 4).................    5,447,823
Net asset value per share...................  $     13.30
                                              ===========

 STATEMENT OF OPERATIONS

                                  For Six Months Ended June 30, 1999 (Unaudited)

Investment income:
  Interest..................................  $   158,812
  Dividends.................................      268,987
                                              -----------
    Total investment income.................      427,799
                                              -----------
Expenses:
  Management fees (note 3)..................      252,387
  Custodian fees (note 3)...................        4,538
  Directors' fees (note 3)..................          680
  Professional fees.........................        3,028
  Accounting and transfer agent fees........       17,417
  Other.....................................        4,180
                                              -----------
    Total expenses..........................      282,230
                                              -----------
    Net investment income...................  $   145,569
                                              -----------
Realized and unrealized gain on investments:
  Net realized gain from investments........  $ 8,408,126
  Net increase in unrealized appreciation on
    investments.............................    3,531,093
                                              -----------
    Net gain on investments.................   11,939,219
                                              -----------
    Net increase in net assets from
      operations............................  $12,084,788
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                                  6-30-99        YEARS ENDED
                                                                (UNAUDITED)       12/31/98
                                                              ----------------   -----------
From operations:
  Net investment income.....................................    $   145,569      $   410,653
  Realized gain (loss) on investments.......................      8,408,126       (3,005,094)
  Unrealized gain on investments............................      3,531,093        5,132,366
                                                                -----------      -----------
      Net increase in net assets from operations............     12,084,788        2,537,925
                                                                -----------      -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................       (104,002)        (411,458)
  Capital gains distributions...............................              0                0
                                                                -----------      -----------
      Total dividends and distributions.....................       (104,002)        (411,458)
                                                                -----------      -----------
From capital share transactions (note 4):
  Received from shares sold.................................     14,698,286       35,505,173
  Received from dividends reinvested........................        104,002          411,458
  Paid for shares redeemed..................................     (5,684,419)      (5,375,872)
                                                                -----------      -----------
      Increase in net assets derived from capital share
       transactions.........................................      9,117,869       30,540,759
                                                                -----------      -----------
         Increase in net assets.............................     21,098,655       32,667,226
Net Assets:
  Beginning of period.......................................     51,373,506       18,706,280
                                                                -----------      -----------
  End of period.............................................    $72,472,161      $51,373,506
                                                                ===========      ===========
(a) Includes undistributed net investment income of.........    $    40,582      $         0
                                                                ===========      ===========

 FINANCIAL HIGHLIGHTS

                                                                                       YEARS ENDED
                                                              SIX MONTHS ENDED         DECEMBER 31,
                                                                  6-30-99           ------------------
                                                                (UNAUDITED)          1998        1997
                                                              ----------------      ------      ------
Per share data:
Net asset value, beginning of period........................       $13.63           $12.85      $10.00
Income from investment operations:
  Net investment income.....................................         0.04             0.14        0.11
  Net realized and unrealized gain on investments...........         2.86             0.77        3.52
                                                                   ------           ------      ------
    Total income from investment operations.................         2.90             0.91        3.63
                                                                   ------           ------      ------
Less distributions:
  Dividends from net investment income......................        (0.03)           (0.13)      (0.11)
  Distributions from net realized capital gains.............         0.00             0.00       (0.67)
                                                                   ------           ------      ------
    Total distributions.....................................        (0.03)           (0.13)      (0.78)
                                                                   ------           ------      ------
Net asset value, end of period..............................       $16.50           $13.63      $12.85
                                                                   ======           ======      ======
Total return................................................        21.38%(b)         7.09%      36.58%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................         0.94%(a)         0.97%       0.95%
  Ratio of net investment income to average net assets......         0.48%(a)         1.09%       1.04%
Portfolio turnover rate.....................................          240%             286%        185%
Net assets at end of period (millions)......................       $ 72.5           $ 51.4      $ 18.7

---------------
(a) Annualized.
(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

S&P 500 INDEX PORTFOLIO
OHIO NATIONAL FUND, INC.

 OBJECTIVE

The S&P 500 Index Portfolio seeks total return approximating that of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

 PERFORMANCE AS OF JUNE 30, 1999

TOTAL RETURN:
One-year                                    23.98%
Since inception (1/3/97)                    30.07%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

1998 turned out to be a very volatile, but yet another good year for the S&P 500 Index and for your Ohio National S&P Fund. The Ohio National Index Fund mirrored volatile ups and downs in the stock market, leading all index funds in return most of the year. An accomplishment we are most proud of, your Ohio National Index Fund won the 1998 Lipper Award for being the best performing index fund in the country. The Ohio National fund finished the year with a total return after expenses of 30.00%, or 1.42% higher than the actual index.

At June 30, 1999 your fund is still on track. After expenses, the Ohio National fund is returning 12.38% for the first six months of the year, which exactly equals the S&P 500 Index return. Per Lipper's published reports, this puts the Ohio National fund as fourth best returning index fund on a year to date basis, and as the best returning fund over the twelfth month period June 30, 1998 through June 30, 1999. Just as importantly, since inception (January 3, 1997) the Ohio National Fund has tracked the S&P 500 Index returns on a monthly basis with a correlation of 98.98% (with 100% being a perfect matching of the S&P 500 Index monthly ups and downs).

Looking ahead a bit to July 31, 1999 the Ohio National fund's year to date return has dropped to 9.10%, after the S&P 500 Index dropped by more than 3.0% during the month of July. However, as of July 31, 1999 the Ohio National fund after expenses, is out performing the S&P 500 Index by 22 basis points, or is returning year to date 9.10% versus 8.88% for the S&P 500 Index. This should put the Ohio National Fund at or very near the top of all index funds in performance year to date, and for the past twelve months.

We are currently experiencing the typical "summer doldrums" in the stock market, with fear of rising interest rates fueling large drops in the index. However, economic growth is good, and GDP growth will remain strong for 1999. Weak Asian and South American economies have already begun rebounding. A few "Y2K" problems at year end could send the markets materially, although temporarily lower. Ultimately though, I expect to be discussing stock market gains with you nine to twelve months from now.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                               S&P INDEX PORTFOLIO (COMMENCED
                                                                OPERATIONS JANUARY 3, 1997)               S&P 500 INDEX
                                                               ------------------------------             -------------
'96                                                                    10,000.00                           10,000.00
                                                                       12,058.00                           12,060.00
'97                                                                    13,174.60                           13,336.00
                                                                       15,524.90                           15,697.70
'98                                                                    17,127.10                           17,146.70
                                                                       19,247.40                           19,269.40

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 1999

                                       % of Net Assets
 1.  Cisco Systems, Inc.                     2.69
 2.  Microsoft Corporation                   2.49
 3.  Merck & Co., Inc.                       1.98
 4.  Oracle Corporation                      1.96
 5.  AT&T Corp.                              1.87
 6.  American Express Company                1.68
 7.  SBC Communications Inc.                 1.63
 8.  Johnson & Johnson                       1.61
 9.  Intel Corporation                       1.59
10.  The Chase Manhattan Corporation         1.50

 TOP 5 INDUSTRIES AS OF JUNE 30, 1999

                                     % of Net Assets
 1.  Computer & Related                   11.37
 2.  Communications                        5.32
 3.  Banking                               3.89
 4.  Oil, Energy and Natural Gas           3.06
 5.  Consumer Products                     3.05

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

                                                    MARKET
  SHARES                COMMON STOCK                 VALUE
-------------------------------------------------------------
             AEROSPACE (1.2%)
    14,700   Allied Signal Inc. ................  $   926,100
    28,000   Boeing Co. ........................    1,237,250
                                                  -----------
                                                    2,163,350
                                                  -----------
             AUTOMOTIVE & RELATED (0.6%)
    18,000   Ford Motor Co. ....................    1,015,875
                                                  -----------
             BANKING (3.9%)
    23,800   Bank One Corp. ....................    1,417,587
    33,000   BankBoston Corp. ..................    1,687,125
    29,500   Chase Manhattan Corp. .............    2,555,438
    18,500   Fifth Third Bancorp. ..............    1,231,406
                                                  -----------
                                                    6,891,556
                                                  -----------
             CABLE TV (0.9%)
    22,000   *MediaOne Group Inc. ..............    1,636,250
                                                  -----------
             CHEMICALS (0.7%)
    32,000   Monsanto Corp. ....................    1,262,000
                                                  -----------
             COMMUNICATIONS (5.2%)
    57,000   AT&T Corp. ........................    3,181,312
    25,000   Ameritech Corp. ...................    1,837,500
    48,000   SBC Communications Inc. ...........    2,784,000
     7,500   Vodafone Airtouch..................    1,477,500
                                                  -----------
                                                    9,280,312
                                                  -----------
             COMPUTER & RELATED (10.4%)
    71,000   *Cisco Systems.....................    4,579,500
    51,100   Compaq Computer Corp. .............    1,210,431
    11,000   Computer Associates................      605,000
    47,100   *Dell Computer Corp. ..............    1,742,700
    45,500   Intel Corp. .......................    2,707,250
    47,000   *Microsoft Corp. ..................    4,238,812
    90,000   *Oracle Corp. .....................    3,341,250
                                                  -----------
                                                   18,424,943
                                                  -----------
             CONSUMER PRODUCTS (3.1%)
    28,000   Johnson & Johnson..................    2,744,000
    24,000   Philip Morris Co. Inc. ............      964,500
    19,000   Procter & Gamble Co. ..............    1,695,750
                                                  -----------
                                                    5,404,250
                                                  -----------
             DRUGS (3.0%)
    10,500   *Amgen Inc. .......................      639,188
    45,500   Merck & Co. Inc. ..................    3,367,000
    25,100   Schering-Plough....................    1,330,300
                                                  -----------
                                                    5,336,488
                                                  -----------
             DURABLE GOODS (0.3%)
    12,000   Gillette Co. ......................      492,000
                                                  -----------
             ELECTRICAL EQUIPMENT (2.5%)
    13,000   *Applied Materials.................      960,375
    31,000   Edison International...............      829,250
    20,000   General Electric Co. ..............    2,260,000
     6,500   Thomas & Betts Corp. ..............      307,125
                                                  -----------
                                                    4,356,750
                                                  -----------

                                                    MARKET
  SHARES                COMMON STOCK                 VALUE
-------------------------------------------------------------
             ENTERTAINMENT & LEISURE (1.0%)
    55,000   Disney Walt Co. ...................  $ 1,694,688
                                                  -----------
             FINANCIAL SERVICES (3.0%)
    22,000   American Express Co. ..............    2,862,750
    36,500   Associates First Capital Corp. CL
              A.................................    1,617,406
    14,000   Lehman Brothers Hldg. Inc. ........      871,500
                                                  -----------
                                                    5,351,656
                                                  -----------
             FOOD & RELATED (1.9%)
    17,000   Campbell Soup Co. .................      788,375
    29,000   Coca-Cola Co. .....................    1,812,500
    38,000   Sara Lee Corp. ....................      862,125
                                                  -----------
                                                    3,463,000
                                                  -----------
             FORESTRY & PAPER PRODUCTS (0.2%)
     6,000   Weyerhaeuser Co. ..................      412,500
                                                  -----------
             INSURANCE SERVICES (0.9%)
    13,000   *American Intl. Group Inc. ........    1,521,813
                                                  -----------
             INTERNET PRODUCTS & SERVICES (0.1%)
     1,000   America Online Inc. ...............      110,500
                                                  -----------
             MACHINERY (0.3%)
     5,800   Tyco International Ltd. ...........      549,550
                                                  -----------
             MEDICAL & RELATED (1.6%)
    29,000   *Boston Scientific Corp. ..........    1,274,188
    22,000   Warner-Lambert Co. ................    1,526,250
                                                  -----------
                                                    2,800,438
                                                  -----------
             OIL, ENERGY & NATURAL GAS (3.1%)
    33,000   Exxon Corp. .......................    2,545,125
    28,500   Royal Dutch Petroleum Co. .........    1,717,125
     8,000   Schlumberger Ltd. .................      509,500
     2,000   USX-Marathon Group.................      651,250
                                                  -----------
                                                    5,423,000
                                                  -----------
             RESTAURANTS (0.3%)
    14,000   McDonald's Corp. ..................      578,375
                                                  -----------
             RETAIL (2.7%)
    15,500   Dayton Hudson Corp. ...............    1,007,500
    28,000   Home Depot Inc. ...................    1,804,250
    14,250   The Gap Inc. ......................      717,844
    27,000   Wal-Mart Stores Inc. ..............    1,302,750
                                                  -----------
                                                    4,832,344
                                                  -----------
             SERVICES (0.7%)
    24,000   *Kroger Co. .......................      670,500
     8,000   Xerox Corp. .......................      472,500
                                                  -----------
                                                    1,143,000
                                                  -----------
             TRANSPORTATION & EQUIPMENT (0.2%)
    14,000   Norfolk Southern Corp. ............      421,750
                                                  -----------
             UTILITIES (0.6%)
    20,000   Duke Energy Corp. .................    1,087,500
                                                  -----------
             TOTAL COMMON STOCKS (48.4%) (COST
              $71,552,531)......................  $85,653,888
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

                                                    MARKET
  SHARES              DEPOSITORY SHARES              VALUE
-------------------------------------------------------------
             UNIT INVESTMENT TRUST (0.9%)
    11,600   S&P 500 Depository Shares..........  $ 1,588,656
                                                  -----------
             TOTAL DEPOSITORY SHARES (0.9%)
              (COST $1,538,516).................  $ 1,588,656
                                                  -----------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES              VALUE
-------------------------------------------------------------
             AUTOMOTIVE & RELATED (3.3%)
$3,515,000   Hertz Corp, 5.060% 08/05/99.......  $  3,497,708
 2,313,000   Hertz Corp. 4.800% 07/08/99.......     2,310,819
                                                 ------------
                                                    5,808,527
                                                 ------------
             COMMUNICATIONS (2.1%)
 3,676,000   AT&T Corp. 4.780% 07/06/99........     3,673,559
                                                 ------------
             FINANCIAL SERVICES (18.0%)
 1,921,000   American Express Credit Corp.
              4.920% 07/14/99..................     1,917,587
 4,596,000   American General Finance 5.100%
              07/27/99.........................     4,579,071
 3,089,000   American Honda Finance 4.820%
              07/09/99.........................     3,085,691
 4,153,000   Associates First Capital 4.970%
              07/19/99.........................     4,142,680
 5,301,000   Ford Motor Credit 5.130%
              07/29/99.........................     5,279,849
 1,785,000   Heller Financial 4.900%
              07/12/99.........................     1,782,327
 5,145,000   Heller Financial 5.000%
              07/01/99.........................     5,145,000
 1,880,000   Motorola Credit 5.000 %
              08/03/99.........................     1,871,383
 4,055,000   Prudential Funding 4.900%
              07/23/99.........................     4,042,858
                                                 ------------
                                                   31,846,446
                                                 ------------
             FOOD & RELATED (6.2%)
 1,894,000   Albertson's Inc. 5.030%
              07/22/99.........................     1,888,443
 4,388,000   Archer Daniels 4.900% 07/28/99....     4,371,874
 4,814,000   Coca Cola 4.850% 07/15/99.........     4,804,920
                                                 ------------
                                                   11,065,237
                                                 ------------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES              VALUE
-------------------------------------------------------------
             INDUSTRIAL SERVICES (2.8%)
$2,104,000   Dupont De Nemours & Co. 4.860%
              07/21/99.........................  $  2,098,319
 2,945,000   PHH Corp. 5.180% 07/02/99.........     2,944,576
                                                 ------------
                                                    5,042,895
                                                 ------------
             INSURANCE (7.4%)
 1,639,000   AETNA Services 5.020% 07/16/99....     1,635,572
 5,000,000   AETNA Services 5.050% 07/20/99....     4,986,674
 4,070,000   Safeco Credit 4.830% 07/07/99.....     4,066,724
 2,463,000   Safeco Credit 5.250% 08/04/99.....     2,450,787
                                                 ------------
                                                   13,139,757
                                                 ------------
             MEDICAL & RELATED (2.3%)
 4,032,000   Warner Lambert 5.120% 07/30/99....     4,015,370
                                                 ------------
             OIL, ENERGY & NATURAL GAS (1.5%)
 2,643,000   Chevron USA Inc. 5.060%
              07/26/99.........................     2,633,714
                                                 ------------
             RETAIL (1.9%)
 3,433,000   Sears Roebuck 4.870% 07/13/99.....     3,427,427
                                                 ------------
             TOTAL SHORT-TERM NOTES (45.5%)
              (COST $80,652,932)...............  $ 80,652,932
                                                 ------------
             TOTAL HOLDINGS (94.8%) (COST
              $153,743,979) (A)................  $167,895,476
                                                 ------------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (5.2%)...............     9,284,228
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $177,179,704
                                                 ============

---------------

 * Non-income producing securities.

(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 1999 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $153,743,979)...........  $167,895,476
  Cash in bank.............................         1,035
  Receivable for securities sold...........       933,740
  Receivable for fund shares sold..........     3,303,636
  Receivable from brokers (note 1).........     7,035,833
  Dividends and accrued interest
    receivable.............................        91,657
  Other....................................         1,005
                                             ------------
    Total assets...........................   179,262,382
                                             ------------
Liabilities:
  Payable for securities purchased.........     1,101,506
  Payable for shares redeemed..............        51,798
  Payable for investment management
    services (note 3)......................        38,869
  Other accrued expenses...................       890,504
                                             ------------
    Total liabilities......................     2,082,677
                                             ------------
Net assets at market value.................  $177,179,705
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 11,131,305
  Paid-in capital in excess of par value...   140,655,025
  Accumulated net realized income on
    investments (note 1)...................     6,908,070
  Net unrealized appreciation on:
    Investments (note 1)...................    14,151,497
    Futures contracts (note 1).............     3,353,463
  Undistributed net investment income......       980,345
                                             ------------
Net assets at market value.................  $177,179,705
                                             ============
Shares outstanding (note 4)................    11,131,305
Net asset value per share..................  $      15.92
                                             ============

 STATEMENT OF OPERATIONS

                                  For Six Months Ended June 30, 1999 (Unaudited)

Investment income:
  Interest..................................  $ 1,542,285
  Dividends.................................      396,139
                                              -----------
    Total investment income.................    1,938,424
                                              -----------
Expenses:
  Management fees (note 3)..................      258,996
  Custodian fees (note 3)...................        6,972
  Directors' fees (note 3)..................        1,366
  Professional fees.........................        5,594
  Accounting and transfer agent fees........       25,967
  Other.....................................        7,979
                                              -----------
    Total expenses..........................      306,874
                                              -----------
    Net investment income...................  $ 1,631,550
                                              -----------
Realized and unrealized gain on investments:
  Net realized gain from:
    Investments.............................  $ 2,602,960
    Futures contracts.......................    4,267,803
  Net increase in unrealized appreciation
    on:
    Investments.............................    6,333,849
    Futures contracts.......................    1,262,964
                                              -----------
    Net gain on investments.................   14,467,576
                                              -----------
    Net increase in net assets from
      operations............................  $16,099,126
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                                  6-30-99        YEAR ENDED
                                                                (UNAUDITED)       12/31/98
                                                              ----------------   -----------
From operations:
  Net investment income.....................................    $  1,631,550     $ 1,535,339
  Realized gain on investments and futures contracts........       6,870,763       3,954,160
  Unrealized gain on investments and futures contracts......       7,596,813       9,569,105
                                                                ------------     -----------
      Net increase in net assets from operations............      16,099,126      15,058,604
                                                                ------------     -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................        (671,993)     (1,519,364)
  Capital gains distributions...............................               0      (4,001,278)
                                                                ------------     -----------
      Total dividends and distributions.....................        (671,993)     (5,520,642)
                                                                ------------     -----------
From capital share transactions (note 4):
  Received from shares sold.................................      76,452,037      61,751,546
  Received from dividends reinvested........................         671,993       5,520,642
  Paid for shares redeemed..................................      (9,528,869)     (4,725,079)
                                                                ------------     -----------
      Increase in net assets derived from capital share
       transactions.........................................      67,595,161      62,547,109
                                                                ------------     -----------
         Increase in net assets.............................      83,022,294      72,085,071
Net Assets:
  Beginning of period.......................................      94,157,411      22,072,340
                                                                ------------     -----------
  End of period (a).........................................    $177,179,705     $94,157,411
                                                                ============     ===========
(a) Includes undistributed net investment income of.........    $    980,345     $    20,788
                                                                ============     ===========

 FINANCIAL HIGHLIGHTS

                                                                                        YEARS ENDED
                                                              SIX MONTHS ENDED         DECEMBER 31,
                                                                  6-30-99            -----------------
                                                                (UNAUDITED)           1998       1997
                                                              ----------------       ------     ------
Per share data:
Net asset value, beginning of period........................      $ 14.23            $11.73     $10.00
Income (loss) from investment operations:
  Net investment income (loss)..............................         0.18              0.38      (0.45)
  Net realized and unrealized gain (loss) on investments....         1.58              3.09      (2.70)
                                                                  -------            ------     ------
    Total income (loss) from investment operations..........         1.76              3.47      (3.15)
                                                                  -------            ------     ------
Less distributions:
  Dividends from net investment income......................        (0.07)            (0.33)     (0.45)
  Distributions from net realized capital gains.............         0.00             (0.64)     (0.91)
  Distributions in excess realized capital gains............         0.00              0.00      (0.06)
                                                                  -------            ------     ------
    Total distributions.....................................        (0.07)            (0.97)     (1.42)
                                                                  -------            ------     ------
Net asset value, end of period..............................      $ 15.92            $14.23     $11.73
                                                                  =======            ======     ======
Total return................................................        12.38%(b)         30.00%     31.75%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................         0.46%(a)          0.49%      0.52%
  Ratio of net investment income to average net assets......         2.43%(a)          2.89%      5.29%
Portfolio turnover rate.....................................           50%              115%       445%
Net assets at end of period (millions)......................      $177.22            $94.20     $22.10

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

SOCIAL AWARENESS PORTFOLIO
OHIO NATIONAL FUND, INC.

 OBJECTIVE

The objective of the Social Awareness Portfolio is to provide long-term growth of capital by investing primarily in the common stocks and other equity securities of companies that, in the Adviser's opinion, conduct their business in a way that enhances society's quality of life. The portfolio's social concern criteria will necessarily limit the universe of securities that may be selected for this portfolio. However, the Adviser believes the portfolio's objective of long-term capital growth can be achieved despite this limitation.

 PERFORMANCE AS OF JUNE 30, 1999

TOTAL RETURN:

One-year                                   (18.31%)
Since inception (1/3/97)                     0.75%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The Social Awareness Fund has performed much better over the last six months, particularly during the second quarter of 1999. During the last six months when the S & P 500 Index was up approximately 12.4%, your fund was up 4.5%. However, during the second quarter of 1999 when the S & P 500 Index was up approximately 7.1%, your fund was up 17.4%. The volatility that we expected in the stock market over the last six months had a profound effect on the fund's performance The portfolio exhibited greater volatility than the overall market due to a larger weighting in smaller, value-oriented companies. Smaller companies didn't offer any support during last year's market correction, even though their valuations would have suggested otherwise. We hung onto these positions throughout the market turbulence in anticipation of future returns. These companies began to show improvement recently along with the capital goods, cyclical and energy sectors.

As a result of the fund's volatility and disappointing returns, management of the fund has taken steps to rectify the situation. The fund is now under new management. We are confident that the management of the fund will better reflect the fund's objective and its performance will more closely align with its peer group. Under this new direction, the fund has a better focus on growth names and larger companies with excellent prospects.

The fund will focus on sectors believed to offer the best potential for capital appreciation. Those sectors currently include: communication services, consumer staples, financials and technology. As always, the portfolio will only select companies which have superior earnings potential with strong management teams combined with a positive outlook.

Due to the recent strength of the stock market, valuation has become an even greater concern with many securities. Your fund has participated greatly with the recent market highs, tempered slightly by higher interest rates. We look for sustained strong performance but we must contend with many issues that we will continue to monitor over the next year. We are concerned with sustained earnings growth, year-2000 issues and inflation fears. Regardless of these concerns, your fund will stay fully invested, as we are not market-timers.

In conclusion, markets in 1999 will still experience volatility. Economic conditions world wide are uncertain, but look to be mending. Expectations for corporate profitability could also be too high. We are hopeful smaller and medium capitalization issues will recover to reasonable valuation levels. Clearly, short term results for the Social Awareness Portfolio have been unacceptable. However, prospects remain solid and we are taking some measures which would mitigate some of the fluctuations experienced during the past year.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                                 SOCIAL AWARENESS PORTFOLIO             RUSSELL 2000 INDEX
                                                              (COMMENCED OPERATIONS JANUARY 3,          ------------------
                                                                           1997)
                                                              --------------------------------
'96                                                                     10,000                              10,000
                                                                        11,321                              11,020
'97                                                                     12,563                              12,227
                                                                        12,462                              12,871
'98                                                                      9,748                              11,953

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 1999

                                       % of Net Assets
 1.  Louis Dreyfus Natural Gas Corp         4.15
 2.  General Electric Company               3.20
 3.  Bell Atlantic Corporation              3.14
 4.  The Home Depot, Inc.                   2.92
 5.  Capital Senior Living
     Corporation                            2.69
 6.  MapInfo Corporation                    2.63
 7.  Polaroid Corporation                   2.58
 8.  Xerox Corporation                      2.51
 9.  Electronic Processing, Inc.            2.49
10.  MCI WorldCom, Inc.                     2.44

 TOP 5 INDUSTRIES AS OF JUNE 30, 1999

                                       % of Net Assets
 1.  Consumer Products                      11.07
 2.  Oil, Energy, and Natural Gas            7.96
 3.  Computer & Related                      7.30
 4.  Communications                          6.99
 5.  Banking                                 6.46

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

                                                     MARKET
 SHARES                 COMMON STOCK                 VALUE
-------------------------------------------------------------
           BANKING (6.5%)
   1,200   Bank One Corp. .......................  $   71,475
   1,000   Bank America Corp. ...................      73,312
   3,000   Firstar Corp. ........................      84,000
                                                   ----------
                                                      228,787
                                                   ----------
           BUSINESS SERVICES (5.5%)
   3,000   Manpower..............................      67,875
   2,900   Reynolds & Reynolds...................      67,606
   4,200   *Source Information Mgmt. Co. ........      56,700
                                                   ----------
                                                      192,181
                                                   ----------
           BROADCAST RADIO & TV (1.7%)
   2,000   *Infinity Broadcast...................      59,500
                                                   ----------
           COMMUNICATIONS (9.5%)
   1,200   AT&T Corp. ...........................      66,975
   1,700   Bell Atlantic Corp. ..................     111,138
   1,000   *MCI Worldcom Inc. ...................      86,250
   1,200   SBC Communications....................      69,600
                                                   ----------
                                                      333,963
                                                   ----------
           COMPUTER & RELATED (7.3%)
   8,500   *Electronic Processing Inc. ..........      88,188
   1,300   Intel Corp. ..........................      77,350
   4,900   *Mapinfo..............................      93,100
                                                   ----------
                                                      258,638
                                                   ----------
           CONSUMER PRODUCTS (11.1%)
   1,900   *Dell Computer Corp. .................      70,300
     700   Minnesota Mining......................      60,856
   3,300   Polaroid..............................      91,163
   1,600   Home Depot Inc. ......................     103,100
   1,600   The Mead Corp. .......................      66,800
                                                   ----------
                                                      392,219
                                                   ----------
           DRUGS (4.2%)
   3,000   Mylan Laboratories....................      79,500
     900   Merck & Co. Inc. .....................      66,600
                                                   ----------
                                                      146,100
                                                   ----------
           ELECTRICAL EQUIPMENT (11.6%)
   3,500   *American Power Conv. ................      70,438
   1,000   CTS Corp. ............................      70,000
   1,000   General Electric Co. .................     113,000
   1,500   Pentair Inc. .........................      68,625
   1,500   Xerox Corp. ..........................      88,594
                                                   ----------
                                                      410,657
                                                   ----------
           FINANCIAL SERVICES (2.0%)
   1,500   Citigroup Inc. .......................      71,250
                                                   ----------
           FOOD & RELATED (4.0%)
   6,000   Food Lion Inc. .......................      69,375
   3,200   Interstate Bakeries...................      71,800
                                                   ----------
                                                      141,175
                                                   ----------
           HOUSING, FURNITURE & RELATED (3.7%)
   5,900   Clayton Homes Inc. ...................      67,481
   1,000   Southdown Inc. .......................      64,250
                                                   ----------
                                                      131,731
                                                   ----------

                                                     MARKET
 SHARES                 COMMON STOCK                 VALUE
-------------------------------------------------------------
           INDUSTRIAL SERVICES (3.8%)
   3,800   IMCO Recycling........................  $   65,075
   1,100   Schlumberger Ltd. ....................      70,056
                                                   ----------
                                                      135,131
                                                   ----------
           INSURANCE SERVICES (1.9%)
   1,400   MGIC Investment Corp. ................      68,075
                                                   ----------
           MEDICAL & RELATED (2.7%)
   9,500   *Capital Senior Living Corp. .........      95,000
                                                   ----------
           OIL, ENERGY & NATURAL GAS (8.0%)
   1,500   Burlington Resources..................      64,875
   1,400   Kerr Mc Gee...........................      70,262
   6,800   *Louis Dreyfus Natural Gas............     146,625
                                                   ----------
                                                      281,762
                                                   ----------
           TEXTILES & RELATED (1.8%)
   2,400   The Warnaco Group.....................      64,200
                                                   ----------
           TRANSPORTATION & EQUIPMENT (2.2%)
   2,450   *Atlas Air Inc. ......................      79,012
                                                   ----------
           TOTAL COMMON STOCK (87.5%) (COST
            $2,733,460)..........................  $3,089,381
                                                   ----------

                                                     MARKET
 SHARES               PREFERRED STOCK                VALUE
-------------------------------------------------------------
           METALS & MINING (1.1%)
   2,300   Freeport McMoran Copper & Gold........  $   36,656
                                                   ----------
           TOTAL PREFERRED STOCK (1.1%) (COST
            $48,656).............................  $   36,656
                                                   ----------

  FACE                                               MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           INDUSTRIAL SERVICES (0.7%)
$ 25,000   Medar Inc. Sr. Sub. Notes 12.950%
            06/30/05.............................  $   25,000
                                                   ----------
           TOTAL LONG-TERM BONDS & NOTES (0.7%)
            (COST $22,850).......................  $   25,000
                                                   ----------

  FACE                                               MARKET
 AMOUNT               SHORT-TERM NOTES               VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (10.4%)
$124,000   American Express Credit 5.350%
            07/02/99.............................  $  123,982
 134,000   Cigna Corp. 5.250% 07/06/99...........     133,902
 110,000   Sears Roebuck Acceptance 4.950%
            07/01/99.............................     110,000
                                                   ----------
           TOTAL SHORT-TERM NOTES (10.4%) (COST
            $367,884)............................  $  367,884
                                                   ----------
           TOTAL HOLDINGS (99.7%) (COST
            $3,172,850) (A)......................  $3,518,921
                                                   ----------
           CASH & RECEIVABLES, NET OF LIABILITIES
            (0.3%)...............................      10,599
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $3,529,520
                                                   ==========

---------------

 * Non-income producing securities.

(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 1999 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $3,172,850)...............  $ 3,518,921
  Cash in bank...............................          519
  Receivable for securities sold.............      204,388
  Receivable for fund shares sold............        6,305
  Dividends and accrued interest
    receivable...............................        3,802
                                               -----------
    Total assets.............................    3,733,935
                                               -----------
Liabilities:
  Payable for securities purchased...........      178,215
  Payable for shares redeemed................       11,896
  Payable for investment management services
    (note 3).................................        1,775
  Other accrued expenses.....................        6,369
  Dividends payable..........................        6,160
                                               -----------
    Total liabilities........................      204,415
                                               -----------
Net assets at market value...................  $ 3,529,520
                                               ===========
Net assets consist of:
  Par value, $1 per share....................  $   385,024
  Paid-in capital in excess of par value.....    5,276,142
  Accumulated net realized loss on
    investments (note 1).....................   (2,484,181)
  Net unrealized appreciation on investments
    (note 1).................................      346,071
  Undistributed net investment income........        6,464
                                               -----------
Net assets at market value...................  $ 3,529,520
                                               ===========
Shares outstanding (note 4)..................      385,024
Net asset value per share....................  $      9.17
                                               ===========

 STATEMENT OF OPERATIONS

                                  For Six Months Ended June 30, 1999 (Unaudited)

Investment income:
  Interest..................................  $     8,327
  Dividends.................................       33,292
                                              -----------
    Total investment income.................       41,619
                                              -----------
Expenses:
  Management fees (note 3)..................       14,554
  Custodian fees (note 3)...................        2,343
  Directors' fees (note 3)..................          177
  Professional fees.........................          772
  Accounting and transfer agent fees........        3,133
  Other.....................................        1,029
                                              -----------
    Total expenses..........................       22,008
                                              -----------
    Net investment income...................  $    19,611
                                              -----------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss from investments........  $(1,862,161)
  Net increase in unrealized appreciation on
    investments.............................    1,738,517
                                              -----------
    Net loss on investments.................     (123,644)
                                              -----------
    Net decrease in net assets from
      operations............................  $  (104,033)
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                                  6-30-99        YEAR ENDED
                                                                (UNAUDITED)       12-31-98
                                                              ----------------   -----------
From operations:
  Net investment income.....................................    $    19,611      $    36,638
  Realized loss on investments..............................     (1,862,161)        (622,020)
  Unrealized gain (loss) on investments.....................      1,738,517       (1,498,903)
                                                                -----------      -----------
      Net decrease in net assets from operations............       (104,033)      (2,084,285)
                                                                -----------      -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................        (13,014)         (36,718)
  Capital gains distributions...............................              0                0
                                                                -----------      -----------
      Total dividends and distributions.....................        (13,014)         (36,718)
                                                                -----------      -----------
From capital share transactions (note 4):
  Received from shares sold.................................        553,731        5,521,237
  Received from dividends reinvested........................         13,014           36,718
  Paid for shares redeemed..................................     (3,511,445)      (1,687,515)
                                                                -----------      -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................     (2,944,700)       3,870,440
                                                                -----------      -----------
         Increase (decrease) in net assets..................     (3,061,747)       1,749,437
Net Assets:
  Beginning of period.......................................      6,591,267        4,841,830
                                                                -----------      -----------
  End of period (a).........................................    $ 3,529,520      $ 6,591,267
                                                                ===========      ===========
(a) Includes undistributed net investment income of.........    $     6,464      $         0
                                                                ===========      ===========

 FINANCIAL HIGHLIGHTS

                                                                                      YEARS ENDED
                                                              SIX MONTHS ENDED        DECEMBER 31,
                                                                  6-30-99          ------------------
                                                                (UNAUDITED)         1998        1997
                                                              ----------------     -------     ------
Per share data:
Net asset value, beginning of period........................       $ 8.80          $ 11.40     $10.00
Income (loss) from investment operations:
  Net investment income.....................................         0.03             0.05       0.09
  Net realized and unrealized gain (loss) on investments....         0.36            (2.60)      2.47
                                                                   ------          -------     ------
    Total income (loss) from investment operations..........         0.39            (2.55)      2.56
                                                                   ------          -------     ------
Less distributions:
  Dividends from net investment income......................        (0.02)           (0.05)     (0.07)
  Distributions from net realized capital gains.............         0.00             0.00      (1.09)
                                                                   ------          -------     ------
    Total distributions.....................................        (0.02)           (0.05)     (1.16)
                                                                   ------          -------     ------
Net asset value, end of period..............................       $ 9.17          $  8.80     $11.40
                                                                   ======          =======     ======
Total return................................................         4.45%(b)       (22.41)%    25.63%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................         0.88%(a)         0.81%      0.95%
  Ratio of net investment income (loss) to average net
    assets..................................................         0.79%(a)         0.55%      0.75%
Portfolio turnover rate.....................................           59%              71%        40%
Net assets at end of period (millions)......................       $  3.5          $   6.6     $  4.8

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

STRATEGIC INCOME PORTFOLIO
OHIO NATIONAL FUND, INC.

 OBJECTIVE

The Strategic Income Portfolio seeks to generate high current income by investing at least 80% of its assets in income-producing securities, including at least 40% of assets in a core group of U.S. government and corporate fixed-income securities, and the remainder in other income-producing securities.

 PERFORMANCE AS OF JUNE 30, 1999

TOTAL RETURN:

One-year                                    (2.29)%
Since inception (1/3/97)                     2.69%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The Strategic Income Portfolio has maintained its unique, conservative approach to producing high and stable levels of income through a difficult year. From late 1998 through the first half of 1999 interest rates increased significantly. The corresponding fall in bond prices is reflected in the negative total return of this portfolio. Real Estate Investment Trusts (REITs) values increased in the second quarter of 1999, and the portfolio's REIT holdings have helped it generate solid performance relative to other bond funds while maintaining a high dividend yield. Mortgage-backed securities have been among the best performing securities in the portfolio over the past year.

We believe bond yields are near their peak for 1999. We still advocate an overweight position in corporate fixed-income and mortgage-backed securities. Mortgage-related bonds performed well in the first half of 1999. While we believe this sector will complete the year with top performance, we have been reducing risk exposure by moving into lower coupon bonds which will perform better should interest rates decline.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                              STRATEGIC INCOME PORTFOLIO
                                                           (COMMENCED OPERATIONS JANUARY 3,   LEHMAN BROS. GOVT./CORP. BOND INDEX
                                                                        1997)                            -INTERMEDIATE
                                                           --------------------------------   -----------------------------------
'96                                                                  10,000                                10,000
                                                                     10,296                                10,274
'97                                                                  10,902                                10,777
                                                                     10,962                                11,147
'98                                                                  10,748                                11,681

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 1999

                                      % of Net Assets
 1.  Prentiss Properties Trust              6.16
 2.  Bedford Property Investors,
     Inc.                                   4.69
 3.  GNMA Pool #436197X, 7.00%
     02/15/08                               4.10
 4.  Occidental Petroleum
     Corporation                            3.04
 5.  Duke Energy Corporation                2.72
 6.  NB CAP TRUST 8.25%, 04/15/27           2.71
 7.  Zurich Cap Trust 144A 8.376%
     06/01/37                               2.68
 8.  ABM-AMRO Bank N.V. 7.75%
     05/15/23                               2.67
 9.  Philip Morris                          2.66
10.  Noble Affiliates, Inc.                 2.65

 TOP 5 INDUSTRIES AS OF JUNE 30, 1999

                                     % of Net Assets
 1.  REIT                                 24.89
 2.  Government                           17.25
 3.  Financial Services                   14.31
 4.  Oil, Energy, and Natural Gas         10.62
 5.  Banking                               7.90

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

  FACE                                               MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           GOVERNMENT (17.3%)
$ 40,288   FNMA 7.500% 09/01/28..................  $   40,796
 100,000   FNMA 6.500% 04/18/25..................      95,405
  87,771   FNMA 9.000% 04/01/16..................      93,096
  62,036   FNMA 7.000% 09/01/27..................      61,489
  33,327   FNMA 7.500% 07/15/21..................      33,789
  78,186   FNMA 7.500% 10/01/24..................      79,171
  56,922   GNMA 7.500% 06/15/27..................      57,629
 158,070   GNMA 7.000% 02/15/28..................     156,398
                                                   ----------
                                                      617,773
                                                   ----------
           AUTOMOTIVE & RELATED (2.1%)
  75,000   Ford Motor Co. 7.500% 08/01/26........      74,814
                                                   ----------
           BANKING (7.9%)
 100,000   ABM-ARM Bank NV 7.750% 05/15/23.......     101,662
  75,000   Bank One Corp. 8.000% 04/29/27........      77,964
 100,000   Nations Bank Capital Trust 8.250%
            04/15/27.............................     103,264
                                                   ----------
                                                      282,890
                                                   ----------
           CONSUMER PRODUCTS (2.8%)
 100,000   Phillip Morris Co. 7.125% 08/15/02....     101,269
                                                   ----------
           FINANCIAL SERVICES (8.4%)
 100,000   Lehman Brothers Holdings 7.125%
            09/15/03.............................     100,012
 100,000   Merrill Lynch & Co. NT 7.000%
            04/27/08.............................      99,330
 100,000   Zurich Capital Trust (144A) 8.376%
            06/01/37.............................     102,209
                                                   ----------
                                                      301,551
                                                   ----------
           FORESTRY & PAPER PRODUCTS (0.9%)
  30,000   International Paper Co. 7.625%
            01/15/07.............................      30,915
                                                   ----------
           INDUSTRIAL SERVICES (3.5%)
  25,000   Fort James Corp. NT 6.625% 09/15/04...      24,915
 100,000   Lockheed Corp. NT 7.875% 03/15/23.....      99,917
                                                   ----------
                                                      124,832
                                                   ----------
           OIL, ENERGY & NATURAL GAS (8.6%)
 100,000   Noble Affiliates, Inc. 8.000%
            04/01/27.............................     100,901
 100,000   Occidental Petroleum 10.125%
            09/15/09.............................     115,749
  75,000   Transcanada Pipeline 9.875%
            01/01/21.............................      91,690
                                                   ----------
                                                      308,340
                                                   ----------
           REAL ESTATE & LEASING (5.2%)
  95,000   Meditrust NT 7.600% 07/15/01..........      89,789
 100,000   Spieker Properties Inc. 7.125%
            12/01/06.............................      96,966
                                                   ----------
                                                      186,755
                                                   ----------
           RETAIL (4.9%)
  75,000   JC Penny Inc. 9.450% 07/15/02.........      76,586
 100,000   Sears Roebuck Acceptance Global 7.000%
            06/15/07.............................      99,919
                                                   ----------
                                                      176,505
                                                   ----------
           UTILITIES (4.3%)
 100,000   Duke Power Co. 7.875% 05/01/24........     103,685
  50,000   GTE Corp. 7.830% 05/01/23.............      49,583
                                                   ----------
                                                      153,268
                                                   ----------
           TOTAL LONG-TERM BONDS & NOTES (65.9%)
            (COST $2,448,715)....................  $2,358,912
                                                   ----------

                                                     MARKET
 SHARES        REAL ESTATE INVESTMENT TRUSTS         VALUE
-------------------------------------------------------------
   2,000   American Health Properties Inc. ......  $   40,250
   1,000   Avalonbay Communities Inc. ...........      37,000
  10,000   Bedford Property Invs. Inc. ..........     178,750
   1,000   Equity Office Properties Trust........      25,625
   1,375   Glimcher Realty Trust SBI.............      22,344
     603   Healthcare Realty Trust Inc. .........      12,663
   1,000   Highwoods Properties Inc. ............      27,437
     190   Hospitality Properties Trust..........       5,154
   1,000   Kimco Realty Corp. ...................      39,125
   3,581   LTC Properties Inc. ..................      46,553
   1,500   National Health Investors Inc. .......      34,219
   2,300   Omega Healthcare Investments Inc......      59,369
     644   Pennsylvania Real Estate Invs. .......      13,483
  10,000   Prentiss Properties Invs. Inc. .......     235,000
   3,000   Sizeler Property Ins. Inc. ...........      26,250
   3,400   Summit Properties Inc. ...............      67,150
   4,600   Winston Hotels Inc. ..................      48,300
           TOTAL REAL ESTATE INVEST. TRUSTS
            (25.7%)
            (COST $998,499)......................  $  918,672
                                                   ----------

                                                     MARKET
 SHARES       CLOSED-END INVESTMENT COMPANIES        VALUE
-------------------------------------------------------------
   6,900   First Commonwealth Fund Inc. .........  $   72,881
  11,000   Kleinwort Benson Australian Fund......      74,250
                                                   ----------
                                                      147,131
                                                   ----------
           TOTAL INVESTMENT COMPANIES (4.1%)
            (COST $184,077)......................  $  147,131
                                                   ----------

                                                    MARKET
 SHARES                COMMON STOCK                  VALUE
-------------------------------------------------------------
           ELECTRICAL EQUIPMENT (1.1%)
   4,000   Texas Utilities Co. .................  $    41,250
                                                  -----------
           HOTEL/LODGING (1.4%)
   4,000   RFS Hotels Invs. Inc. ...............       50,250
                                                  -----------
           OIL, ENERGY & NATURAL GAS (0.6%)
   1,000   Occidental Pete. Corp. ..............       21,125
                                                  -----------
           TOTAL COMMON STOCK (3.1%)
            (COST $112,281).....................  $   112,625
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

                                                    MARKET
 SHARES               PREFERRED STOCK                VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (3.2%)
$  2,500   Citigroup Cap I......................  $    62,813
   2,000   PLC Capital Trust I 8.25%............       50,875
                                                  -----------
                                                      113,688
                                                  -----------
           OIL, ENERGY & NATURAL GAS (1.4%)
   2,000   Enron Capital Trust I 8.3%...........       50,750
                                                  -----------
           REAL ESTATE & LEASING (1.4%)
   2,000   Kimco Realty Corp. 8.5%..............       49,250
                                                  -----------
           UTILITIES (1.7%)
   2,500   Detroit Edison Co. 7.375%............       60,937
                                                  -----------
           TOTAL PREFERRED STOCK (7.7%)
            (COST $279,084).....................  $   274,625
                                                  -----------
           TOTAL HOLDINGS (106.5%)
            (COST $4,022,656) (a)...............  $ 3,811,965
                                                  -----------
           CASH & RECEIVABLES,
            NET OF LIABILITIES (-6.5%)..........     (231,562)
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $ 3,580,403
                                                  ===========

---------------

(a) Also represents cost for Federal income tax purposes.

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $102,209 or 2.9% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 1999 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $4,022,656)...............  $ 3,811,965
  Cash in bank...............................            0
  Receivable for securities sold.............            0
  Receivable for fund shares sold............       63,803
  Dividends and accrued interest
    receivable...............................       50,376
                                               -----------
    Total assets.............................    3,926,144
                                               -----------
Liabilities:
  Accounts payable...........................      273,125
  Payable for shares redeemed................           76
  Payable for investment management services
    (note 3).................................        2,339
  Other accrued expenses.....................        6,398
  Dividends payable..........................       63,803
                                               -----------
    Total liabilities........................      345,741
                                               -----------
Net assets at market value...................  $ 3,580,403
                                               ===========
Net assets consist of:
  Par value, $1 per share....................  $   391,429
  Paid-in capital in excess of par value.....    3,566,276
  Accumulated net realized loss on
    investments (note 1).....................     (232,200)
  Net unrealized depreciation on investments
    (note 1).................................     (210,691)
  Undistributed net investment income........       65,589
                                               -----------
Net assets at market value...................  $ 3,580,403
                                               ===========
Shares outstanding (note 4)..................      391,429
Net asset value per share....................  $      9.15
                                               ===========

 STATEMENT OF OPERATIONS

                                  For Six Months Ended June 30, 1999 (Unaudited)

Investment income:
  Interest....................................  $  95,946
  Dividends...................................     59,956
                                                ---------
    Total investment income...................    155,902
                                                ---------
Expenses:
  Management fees (note 3)....................     15,146
  Custodian fees (note 3).....................      2,336
  Directors' fees (note 3)....................        170
  Professional fees...........................        783
  Accounting and transfer agent fees..........      4,113
  Other.......................................      1,035
                                                ---------
    Total expenses............................     23,583
                                                ---------
    Net investment income.....................  $ 132,319
                                                ---------
Realized and unrealized loss on investments:
  Net realized loss from investments..........  $(135,170)
  Net increase in unrealized depreciation on
    investments...............................    (12,840)
                                                ---------
    Net loss on investments...................   (148,010)
                                                ---------
    Net decrease in net assets from
      operations..............................  $ (15,691)
                                                =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                                  6-30-99         YEAR ENDED
                                                                (UNAUDITED)        12/31/98
                                                              ----------------    ----------
From operations:
  Net investment income.....................................     $  132,319       $  268,867
  Realized loss on investments..............................       (135,170)         (97,030)
  Unrealized loss on investments............................        (12,840)        (230,070)
                                                                 ----------       ----------
      Net decrease in net assets from operations............        (15,691)         (58,233)
                                                                 ----------       ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................        (66,588)        (269,685)
  Capital gains distributions...............................              0           (1,157)
                                                                 ----------       ----------
      Total dividends and distributions.....................        (66,588)        (270,842)
                                                                 ----------       ----------
From capital share transactions (note 4):
  Received from shares sold.................................        200,761        1,160,301
  Received from dividends reinvested........................         66,588          270,842
  Paid for shares redeemed..................................       (624,180)        (333,046)
                                                                 ----------       ----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................       (356,831)       1,098,097
                                                                 ----------       ----------
         Increase (decrease) in net assets..................       (439,110)         769,022
Net Assets:
  Beginning of period.......................................      4,019,513        3,250,491
                                                                 ----------       ----------
  End of period (a).........................................     $3,580,403       $4,019,513
                                                                 ==========       ==========
(a) Includes undistributed net investment income of.........     $   65,589       $        0
                                                                 ==========       ==========

 FINANCIAL HIGHLIGHTS

                                                                                       YEARS ENDED
                                                              SIX MONTHS ENDED         DECEMBER 31,
                                                                  6-30-99           ------------------
                                                                (UNAUDITED)          1998        1997
                                                              ----------------      ------      ------
Per share data:
Net asset value, beginning of period........................       $ 9.34           $10.16      $10.00
Income (loss) from investment operations:
  Net investment income.....................................         0.32             0.68        0.71
  Net realized and unrealized gain (loss) on investments....        (0.35)           (0.82)       0.13
                                                                   ------           ------      ------
    Total income (loss) from investment operations..........        (0.03)           (0.14)       0.84
                                                                   ------           ------      ------
Less distributions:
  Dividends from net investment income......................        (0.16)           (0.68)      (0.67)
  Distributions from net realized capital gains.............         0.00             0.00       (0.01)
                                                                   ------           ------      ------
    Total distributions.....................................        (0.16)           (0.68)      (0.68)
                                                                   ------           ------      ------
Net asset value, end of period..............................       $ 9.15           $ 9.34      $10.16
                                                                   ======           ======      ======
Total return................................................         (0.34)%(b)      (1.42)%      8.74%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................         1.24%(a)         1.18%       1.30%
  Ratio of net investment income to average net assets......         6.95%(a)         7.12%       7.04%
Portfolio turnover rate.....................................           25%             104%        102%
Net assets at end of period (millions)......................       $  3.6           $  4.0      $  3.2

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

FIRSTAR GROWTH & INCOME (a)
OHIO NATIONAL FUND, INC.

 OBJECTIVE

The Firstar Growth & Income seeks to provide both reasonable income and long-term capital appreciation by investing in income producing securities, including dividend paying common and preferred stock as well as fixed income securities.

 PERFORMANCE AS OF JUNE 30, 1999

TOTAL RETURN:

One-year                                     3.71%
Since inception (1/3/97)                     6.40%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The Growth and Income Portfolio invests exclusively in high quality companies that must pay a dividend. This results in a portfolio which has a lower allocation to technology companies than what is found within the Standard & Poor's 500 stock index, as most of these companies pay little or no dividend. Technology has been driving performance during the first seven months of 1999, making the portfolio's small investment in that area a drag on relative performance. Specifically, the technology sector is the largest area of the S&P 500, and has returned 24% during the first seven months of 1999. During periods of speculation such as the current internet mania, the Growth and Income Portfolio will typically lag in relative performance. The goal of the portfolio is not to capture all the return in such periods, but to ?lose less? when the market weakens. Historically, the dividend requirement has helped the portfolio achieve favorable performance with a lower level of return volatility.

Our view on the current market environment is one of caution. The steep rise in interest rates in 1999 has made bonds very attractive compared to stocks. The technology stocks referenced above routinely trade at more that 50 times expected earnings, making them vulnerable to a market decline. The Growth and Income Portfolio has large investments in the consumer cyclical, health care, and financial areas. These holdings are trading at reasonable valuations and have strong earnings growth prospects for the year 2000. Our research efforts are also focused on those companies not among the very largest. The most expensive area of the market is in the largest companies, providing outstanding opportunities in the smallest 450 companies within the S&P 500.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[STELLAR PORTFOLIO LINE GRAPH]

                                                                STELLAR PORTFOLIO (COMMENCED     LEHMAN BROS. GOVT./CORP. INDEX -
                                                                OPERATIONS JANUARY 3, 1997)                INTERMEDIATE
                                                                ----------------------------     --------------------------------
'96                                                                       10,000                              10,000
                                                                          10,531                              10,274
'97                                                                       10,969                              10,777
                                                                          11,253                              11,147
'98                                                                       11,289                              11,681

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 1999

                                       % of Net Assets
 1.  Tyco International Ltd.                 4.32
 2.  ALLTEL Corporation                      3.26
 3.  The Interpublic Group of
     Companies, Inc.                         2.96
 4.  The Bank of New York Company,
     Inc.                                    2.82
 5.  Bristol-Myers Squibb Company            2.41
 6.  Wells Fargo & Company                   2.32
 7.  Northern Trust Corporation              2.21
 8.  CVS Corporation                         2.19
 9.  The Gap, Inc.                           2.05
10.  The McGraw-Hill Companies, Inc.         2.00

 TOP 5 INDUSTRIES AS OF JUNE 30, 1999

                                     % of Net Assets
 1.  Medical and Related                  14.42
 2.  Financial Services                    9.89
 3.  Retail                                8.69
 4.  Banking                               6.81
 5.  Household Products                    5.71

---------------

(a) Prior to 5/1/99 the portfolio was known as The Stellar Portfolio.

OHIO NATIONAL FUND, INC.
FIRSTAR GROWTH & INCOME PORTFOLIO (b)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

                                                     MARKET
 SHARES                 COMMON STOCK                 VALUE
-------------------------------------------------------------
           ADVERTISING (3.0%)
   1,200   Interpublic Group of Companies
            Inc. ................................  $  103,950
                                                   ----------
           AEROSPACE (0.2%)
     100   United Technologies Corp. ............       7,168
                                                   ----------
           BANKING (9.0%)
   2,700   Bank of New York Inc. ................      99,056
   1,600   Mellon Bank Corp. ....................      58,200
     800   Northern Trust Corp. .................      77,600
   1,900   Wells Fargo Co. ......................      81,225
                                                   ----------
                                                      316,081
                                                   ----------
           BUILDING & CONSTRUCTION (0.8%)
   1,000   Masco Corp. ..........................      28,875
                                                   ----------
           BUSINESS SERVICES (1.0%)
     800   Automatic Data Processing Inc. .......      35,200
                                                   ----------
           CHEMICALS (0.4%)
     400   Valspar Corp. ........................      15,200
                                                   ----------
           COMMUNICATIONS (4.6%)
   1,600   ALLTEL Corp. .........................     114,400
     600   AT&T Corp. ...........................      33,488
     200   Ameritech Corp. ......................      14,700
       0   MCI Worldcom Inc. ....................          50
                                                   ----------
                                                      162,638
                                                   ----------
           COMPUTER & RELATED (1.5%)
     200   International Business Machines.......      25,850
     400   Lucent Technologies Inc. .............      26,975
                                                   ----------
                                                       52,825
                                                   ----------
           CONSUMER PRODUCTS (12.5%)
     600   Avery Dennison Corp. .................      36,225
   1,000   Avon Products Inc. ...................      55,500
     200   Clorox Co. ...........................      21,362
   1,000   Estee Lauder Co. Inc. ................      50,125
     200   Gillette Co. .........................       8,200
     500   Johnson & Johnson.....................      49,000
     400   Kimberly-Clark Corp. .................      22,800
   1,300   Mattel Inc. ..........................      34,369
     800   Maytag Corp. .........................      55,750
   1,100   Newell Rubbermaid Inc. ...............      51,150
     600   Proctor & Gamble Co. .................      53,550
                                                   ----------
                                                      438,031
                                                   ----------
           DRUGS (7.1%)
     600   Abbott Laboratories...................      27,300
     800   American Home Products Corp. .........      46,000
   1,200   Bristol-Myers Squibb Co. .............      84,525
     500   Pfizer Inc. ..........................      54,875
     500   Warner Lambert Co. ...................      34,688
                                                   ----------
                                                      247,388
                                                   ----------
           ELECTRICAL EQUIPMENT (2.7%)
     600   Tandy Corp. ..........................      29,325
   1,100   Xerox Corp. ..........................      64,969
                                                   ----------
                                                       94,294
                                                   ----------

                                                     MARKET
 SHARES                 COMMON STOCK                 VALUE
-------------------------------------------------------------
           FINANCIAL SERVICES (10.1%)
     300   American Express Co. .................  $   39,037
     800   American General Corp. ...............      60,300
   1,200   Equifax Inc. .........................      42,825
     400   Freddie Mac...........................      23,200
   1,100   H&R Block Inc. .......................      55,000
     700   Household International Inc. .........      33,163
     800   MBIA Inc. ............................      51,800
     400   Pitney Bowes Inc. ....................      25,700
     300   Salomon Inc. .........................      23,100
                                                   ----------
                                                      354,125
                                                   ----------
           FOOD & RELATED (3.4%)
     500   Albertsons Inc. ......................      25,781
   1,500   McCormick & Co. Inc. .................      47,344
   1,150   PepsiCo Inc. .........................      44,491
                                                   ----------
                                                      117,616
                                                   ----------
           INDUSTRIAL SERVICES (3.8%)
   1,000   Ecolab Inc. ..........................      43,625
     200   Illinois Tool Works Inc. .............      16,400
     700   Martin Marietta Material Inc. ........      41,300
   1,700   Service Master Co. ...................      31,875
                                                   ----------
                                                      133,200
                                                   ----------
           INSURANCE SERVICES (1.8%)
     500   Marsh & McLennan Cos. Inc. ...........      37,750
     600   Provident Cos. Inc. ..................      24,000
                                                   ----------
                                                       61,750
                                                   ----------
           MACHINERY (1.4%)
     400   Black & Decker Corp. .................      25,250
     700   Dover Corp. ..........................      24,500
                                                   ----------
                                                       49,750
                                                   ----------
           MANUFACTURING (6.0%)
     900   Pentair Inc. .........................      41,175
     400   Teleflex Inc. ........................      17,375
   1,600   Tyco International Ltd. ..............     151,600
                                                   ----------
                                                      210,150
                                                   ----------
           MEDICAL & RELATED (2.8%)
     700   Baxter International Inc. ............      42,438
     700   Medtronic Inc. .......................      54,512
                                                   ----------
                                                       96,950
                                                   ----------
           MULTI-MEDIA (2.9%)
     400   CBS Corp. ............................      17,375
   1,300   McGraw-Hill Cos. Inc. ................      70,119
     200   Time Warner Inc. .....................      14,700
                                                   ----------
                                                      102,194
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
FIRSTAR GROWTH & INCOME PORTFOLIO (b) (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

                                                     MARKET
 SHARES                 COMMON STOCK                 VALUE
-------------------------------------------------------------
           OIL, ENERGY & NATURAL GAS (4.7%)
     700   Enron Corp. ..........................  $   57,225
     500   Mobil Corp. ..........................      49,500
     400   Nisource Inc. ........................      10,325
     600   Phillips Petroleum Co. ...............      30,188
     300   Texaco Inc. ..........................      18,750
                                                   ----------
                                                      165,988
                                                   ----------
           PUBLISHING (3.4%)
     900   Houghton Mifflin......................      42,356
     200   Knight Ridder Inc. ...................      10,981
   1,800   New York Times Co. ...................      66,263
                                                   ----------
                                                      119,600
                                                   ----------
           RETAIL (6.9%)
   1,500   CVS Corp. ............................      76,688
   1,425   GAP Inc. .............................      71,784
     900   Hannafrod Bros. Co. ..................      48,150
   1,000   Longs Drug Stores Corp. ..............      34,562
     200   Wal-Mart Stores Inc. .................       9,650
                                                   ----------
                                                      240,834
                                                   ----------
           UTILITIES (0.5%)
     700   Western Resources Inc. ...............      18,637
                                                   ----------
           TOTAL COMMON STOCK (90.5%) (COST
            $3,116,753)..........................  $3,172,444
                                                   ----------

                        REAL ESTATE                  MARKET
 SHARES              INVESTMENT TRUSTS               VALUE
-------------------------------------------------------------
     900   AMB Property Corp. ...................  $   21,150
     500   Boston Properties Inc. ...............      17,938
     700   Post Properties.......................      28,700
                                                   ----------
           TOTAL REAL ESTATE INVESTMENT TRUSTS
            (1.9%) (COST $65,804)................  $   67,788
                                                   ----------

                                                     MARKET
 SHARES               PREFERRED STOCK                VALUE
-------------------------------------------------------------
           FOOD & RELATED (1.0%)
     700   Seagram Ltd. Conv. 7.50%..............  $   34,956
                                                   ----------
           TOTAL PREFERRED STOCK (1.0%) (COST
            $35,088).............................  $   34,956
                                                   ----------

  FACE                                               MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL (7.1%)
$250,000   Star Bank 3.3% 07/01/99 repurchase
            price $250,023 collateralized by GNMA
            certificates pool # 8375 due 02/20/24
            (Cost $250,000)......................  $  250,000
                                                   ----------
           TOTAL REPURCHASE AGREEMENTS (7.1%)
            (COST $250,000)......................  $  250,000
                                                   ----------
           TOTAL HOLDINGS (100.6%) (COST
            $3,467,645)..........................  $3,525,188
                                                   ----------
           CASH & RECEIVABLES, NET OF LIABILITIES
            (-0.6%)..............................     (21,023)
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $3,504,165
                                                   ==========

---------------

 * Non-income producing securities.

(a) Also represents cost for Federal income tax purposes.

(b) Prior to 5/1/99 the portfolio was known as the Stellar Portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
FIRSTAR GROWTH & INCOME PORTFOLIO (a)

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 1999 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $3,467,645)...............  $3,525,188
  Cash in bank...............................         986
  Receivable for fund shares sold............       9,707
  Dividends and accrued interest
    receivable...............................       4,556
                                               ----------
    Total assets.............................   3,540,437
                                               ----------
Liabilities:
  Payable for securities sold................      17,978
  Payable for shares redeemed................          49
  Payable for investment management services
    (note 3).................................       2,544
  Other accrued expenses.....................       5,994
  Dividends payable..........................       9,707
                                               ----------
    Total liabilities........................      36,272
                                               ----------
Net assets at market value...................  $3,504,165
                                               ==========
Net assets consist of:
  Par value, $1 per share....................  $  323,577
  Paid-in capital in excess of par value.....   2,994,329
  Accumulated net realized gain on
    investments (note 1).....................     117,602
  Net unrealized appreciation on investments
    (note 1).................................      57,543
  Undistributed net investment income........      11,114
                                               ----------
Net assets at market value...................  $3,504,165
                                               ==========
Shares outstanding (note 4)..................     323,577
Net asset value per share....................  $    10.83
                                               ==========

 STATEMENT OF OPERATIONS

                                  For Six Months Ended June 30, 1999 (Unaudited)

Investment income:
  Interest.....................................  $ 23,147
  Dividends....................................    38,607
                                                 --------
    Total investment income....................    61,754
                                                 --------
Expenses:
  Management fees (note 3).....................    17,014
  Custodian fees (note 3)......................     2,338
  Directors' fees (note 3).....................       170
  Professional fees............................       798
  Accounting and transfer agent fees...........     3,390
  Other........................................     1,029
                                                 --------
    Total expenses.............................    24,739
                                                 --------
    Net investment income......................  $ 37,015
                                                 --------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain from investments...........  $123,923
  Net decrease in unrealized depreciation on
    investments................................   (46,182)
                                                 --------
    Net gain on investments....................    77,741
                                                 --------
    Net increase in net assets from
      operations...............................  $114,756
                                                 ========

---------------

(a) Prior to 5/1/99 the portfolio was known as the Stellar Portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
FIRSTAR GROWTH & INCOME PORTFOLIO (c)

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                                  6-30-99        YEAR ENDED
                                                                (UNAUDITED)       12/31/98
                                                              ----------------   ----------
From operations:
  Net investment income.....................................     $   37,015      $  115,681
  Realized gain on investments..............................        123,923          20,231
  Unrealized gain (loss) on investments.....................        (46,182)        (54,343)
                                                                 ----------      ----------
      Net increase in net assets from operations............        114,756          81,569
                                                                 ----------      ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................        (27,674)       (114,147)
  Capital gains distributions...............................              0         (14,635)
                                                                 ----------      ----------
      Total Distributions...................................        (27,674)       (128,782)
                                                                 ----------      ----------
From capital share transactions (note 4):
  Received from shares sold.................................        284,975       1,063,702
  Received from dividends reinvested........................         27,674         128,782
  Paid for shares redeemed..................................       (500,542)       (346,843)
                                                                 ----------      ----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................       (187,893)        845,641
                                                                 ----------      ----------
         Increase (decrease) in net assets..................       (100,811)        798,428
Net Assets:
  Beginning of period.......................................      3,604,976       2,806,548
                                                                 ----------      ----------
  End of period (a).........................................     $3,504,165      $3,604,976
                                                                 ==========      ==========
(a) Includes undistributed net investment income of.........     $   11,114      $    1,772
                                                                 ==========      ==========

 FINANCIAL HIGHLIGHTS

                                                                                     YEARS ENDED
                                                              SIX MONTHS ENDED       DECEMBER 31,
                                                                  6-30-99         ------------------
                                                                (UNAUDITED)        1998        1997
                                                              ----------------    ------      ------
Per share data:
Net asset value, beginning of period........................       $10.56         $10.65      $10.00
Income from investment operations:
  Net investment income.....................................         0.11           0.37        0.32
  Net realized and unrealized gain (loss) on investments....         0.24          (0.07)       0.64
                                                                   ------         ------      ------
    Total income from investment operations.................         0.35           0.30        0.96
                                                                   ------         ------      ------
Less distributions:
  Dividends declared........................................        (0.08)         (0.35)      (0.31)
  Distributions from net realized capital gains.............         0.00          (0.04)       0.00
                                                                   ------         ------      ------
    Total distributions.....................................        (0.08)         (0.39)      (0.31)
                                                                   ------         ------      ------
Net asset value, end of period..............................       $10.83         $10.56      $10.65
                                                                   ======         ======      ======
Total return................................................         3.38%(b)       2.92%       9.70%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................         1.40%(a)       1.43%       1.54%
  Ratio of net investment income to average net assets......         2.09%(a)       3.53%       3.07%
Portfolio turnover rate.....................................          143%            81%         17%
Net assets at end of period (millions)......................       $  3.5         $  3.6      $  2.8

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) Prior to 5/1/99 the portfolio was known as the Stellar Portfolio.

   The accompanying notes are an integral part of these financial statements.

RELATIVE VALUE PORTFOLIO
OHIO NATIONAL FUND, INC.

 OBJECTIVE

The Relative Value Portfolio seeks the highest total return as is consistent with reasonable risk by investing in stocks deemed to represent characteristics with low volatility, above-average yields and are undervalued relative to the stocks comprising the S&P Composite Stock Index.

 PERFORMANCE AS OF JUNE 30, 1999

TOTAL RETURN:
One-year                                    19.52%
Since inception (1/3/97)                    23.60%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the past two years, "value" investing has been out of favor. We believe that recent strength in cyclical stocks and the energy sector are indicators that "value" stocks may be returning to favor. The favorable interest rate environment we expect for the remainder of this year would allow a continued emphasis on financial issues which are normally "value" stocks. For the twelve months ending May 31, 1999 the Relative Value Portfolio produced a rate of return in excess of 15% on a net asset value basis. This exceeded the return for the average growth and income fund as reported by Lipper Analytical Services Inc., 11.4%, by over 400 basis points.

Our outlook for the remainder 1999 anticipates the pace of domestic economic growth to slow towards a more moderate level. We expect inflation will remain under 2.5% for the year, as commodity prices are signaling little inflationary pressure, and the dollar remains strong. These factors should be positive for stocks. Relative Value's diversified portfolio of high quality, large cap stocks should perform well, as the diversification helps reduce the risk caused by any potential market rotations.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[RELATIVE VALUE LINE GRAPH]

                                                           RELATIVE VALUE PORTFOLIO (COMMENCED
                                                               OPERATIONS JANUARY 3, 1997)                S&P 500 INDEX
                                                           -----------------------------------            -------------
'96                                                                       10,000                              10,000
                                                                          11,628                              12,060
'97                                                                       12,828                              13,336
                                                                          14,213                              15,698
'98                                                                       15,486                              17,147

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 1999

                                       % of Net Assets
 1.  International Business Machines
     Corporation                             7.17
 2.  Intel Corporation                       5.16
 3.  The Proctor & Gamble Company            4.25
 4.  Lucent Technologies Inc.                4.09
 5.  Cincinnati Bell Inc.                    3.67
 6.  Texaco Inc.                             3.25
 7.  Citigroup Inc.                          3.24
 8.  General Electric Company                3.23
 9.  Bristol-Myers Squibb Company            3.05
10.  Merck & Co. Inc.                        2.89

 TOP 5 INDUSTRIES AS OF JUNE 30, 1999

                                       % of Net Assets
 1.  Computer & Related                     13.82
 2.  Communications                         11.72
 3.  Banking                                11.55
 4.  Drugs                                  10.79
 5.  Oil, Energy, and Natural Gas           10.45

OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

                                                    MARKET
  SHARES     U.S. COMMON STOCK                      VALUE
-------------------------------------------------------------
             AEROSPACE (3.1%)
     2,000   Allied Signal Inc.................  $    126,000
     4,000   Lockheed Martin Corp..............       149,000
     1,100   Raytheon Co. CL B.................        77,412
                                                 ------------
                                                      352,412
                                                 ------------
             AUTOMOTIVE & RELATED (3.8%)
     1,048   Delphi Automotive Systems Corp....        19,461
     2,500   Ford Motor Co.....................       141,094
     1,500   General Motors Corp...............        99,000
     3,000   Goodyear Tire & Rubber Co.........       176,437
                                                 ------------
                                                      435,992
                                                 ------------
             BANKING (11.6%)
     6,000   Bank New York Inc.................       220,125
     5,000   Bank One Corp.....................       297,812
     2,000   Bank of America Corp..............       146,625
     3,000   First American Corp...............       124,687
     5,000   First Financial Bancorp...........       113,125
     3,000   First Tennessee Natl..............       114,937
     4,000   Mellon Bank Corp..................       145,500
     2,000   PNC Bank Corp.....................       115,250
     2,000   TCF Financial Corp................        55,750
                                                 ------------
                                                    1,333,811
                                                 ------------
             COMMUNICATIONS (10.1%)
     5,000   AT&T Corp.........................       279,062
    17,000   Cincinnati Bell Inc...............       423,938
     7,000   Lucent Technologies Inc...........       472,063
                                                 ------------
                                                    1,175,063
                                                 ------------
             COMPUTER & RELATED (14.0%)
     1,500   Honeywell Inc.....................       173,812
    10,000   Intel Corp........................       595,000
     6,400   IBM Corp..........................       827,200
                                                 ------------
                                                    1,596,012
                                                 ------------
             CONSUMER PRODUCTS (10.0%)
     1,000   Eastman Kodak Co..................        67,750
     4,000   Gillette Co.......................       164,000
     8,000   Philip Morris Cos. Inc............       321,500
     5,500   Procter & Gamble Co...............       490,875
     2,000   Whirlpool Corp....................       148,000
                                                 ------------
                                                    1,192,125
                                                 ------------
             DIVERSIFIED (1.8%)
     5,000   Monsanto Co.......................       197,188
                                                 ------------
             DRUGS (7.8%)
     4,000   American Home Products Corp.......       230,000
     5,000   Bristol Myers Squibb Co...........       352,187
     4,500   Merck & Co. Inc...................       333,000
                                                 ------------
                                                      915,187
                                                 ------------
             ELECTRICAL EQUIPMENT (3.8%)
     3,300   General Electric Co...............       372,900
     1,000   Johnson Controls Inc..............        69,313
                                                 ------------
                                                      442,213
                                                 ------------

                                                    MARKET
  SHARES     U.S. COMMON STOCK                      VALUE
-------------------------------------------------------------
             INSURANCE SERVICES (3.7%)
     5,000   Cincinnati Financial Corp.........  $    187,812
     6,500   Ohio Casualty Corp................       234,813
                                                 ------------
                                                      422,625
                                                 ------------
             FINANCIAL SERVICES (6.5%)
     1,500   American Express Co...............       195,187
     7,875   Citigroup Inc.....................       374,063
     4,000   Union Planters Corp...............       178,750
                                                 ------------
                                                      748,000
                                                 ------------
             OIL, ENERGY & NATURAL GAS (9.0%)
     3,000   Atlantic Richfield Co.............       250,688
     3,000   Mobil Corp........................       297,000
     6,000   Texaco Inc........................       375,000
     2,500   Texas Utilities Co................       103,125
                                                 ------------
                                                    1,025,813
                                                 ------------
             RETAIL (4.1%)
     4,000   Federated Department Stores.......       211,750
     5,500   Sears Roebuck & Co................       245,094
                                                 ------------
                                                      456,844
                                                 ------------
             UTILITIES (3.9%)
     3,500   Cinergy Corp......................       112,000
     3,000   GPU Inc...........................       126,563
     3,000   GTE Corp..........................       227,250
                                                 ------------
                                                      465,813
                                                 ------------
             TOTAL U.S. COMMON STOCK (93.2%)
              (COST $8,309,138)................  $ 10,759,098
                                                 ------------

                                                    MARKET
  SHARES     FOREIGN COMMON STOCK                   VALUE
-------------------------------------------------------------
             UNITED KINGDOM (4.5%)
             COMMUNICATIONS (1.5%)
     1,000   Cable & Wireless Pub Co. Ltd.
              ADR..............................  $     39,625
       700   Vodafone Group PLC ADR............       137,900
                                                 ------------
                                                      177,525
                                                 ------------
             DRUGS (3.0%)
     5,000   SmithKline Beecham PLC ADR CL A...       330,313
                                                 ------------
             TOTAL UNITED KINGDOM..............       507,838
                                                 ------------
             NETHERLANDS (1.5%)
             OIL, ENERGY AND NATURAL GAS
     3,000   Royal Dutch Pete Co NY Reg 1.25...       180,750
                                                 ------------
             TOTAL FOREIGN COMMON STOCK (6.0%)
              (COST $483,597)..................  $    688,588
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL (0.8%)
$   94,000   Star Bank 3.30% due 07/01/99
              repurchase price $94,008
              collateralized by GNMA
              certificates pool # 8375 due
              02/20/24 (cost $94,000)...........  $    94,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (0.8%)
              (COST $94,000)....................  $    94,000
                                                  -----------
             TOTAL HOLDINGS (100.0%) (COST
              $8,886,735) (a)...................  $11,541,686
                                                  -----------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (0.0%)................        3,618
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $11,545,304
                                                  ===========

---------------

(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 1999 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $8,886,735)..............  $11,541,686
  Cash in bank..............................          130
  Receivable for fund shares sold...........       21,831
  Dividends and accrued interest
    receivable..............................       17,687
                                              -----------
    Total assets............................   11,581,334
                                              -----------
Liabilities:
  Payable for shares redeemed...............          432
  Payable for investment management services
    (note 3)................................        8,280
  Other accrued expenses....................        5,487
  Dividends payable.........................       21,831
                                              -----------
    Total liabilities.......................       36,030
                                              -----------
Net assets at market value..................  $11,545,304
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $   704,222
  Paid-in capital in excess of par value....    8,143,445
  Accumulated net realized income on
    investments (note 1)....................       19,094
  Net unrealized appreciation on investments
    (note 1)................................    2,654,951
  Undistributed net investment income.......       23,592
                                              -----------
Net assets at market value..................  $11,545,304
                                              ===========
Shares outstanding (note 4).................      704,222
Net asset value per share...................  $     16.39
                                              ===========

 STATEMENT OF OPERATIONS

                                  For Six Months Ended June 30, 1999 (Unaudited)

Investment income:
  Interest.....................................  $ 12,400
  Dividends....................................    88,277
                                                 --------
    Total investment income....................   100,677
                                                 --------
Expenses:
  Management fees (note 3).....................    47,432
  Custodian fees (note 3)......................     2,338
  Directors' fees (note 3).....................       177
  Professional fees............................       767
  Accounting and transfer agent fees...........     3,772
  Other........................................     1,033
                                                 --------
    Total expenses.............................    55,519
                                                 --------
    Net investment income......................  $ 45,158
                                                 --------
Realized and unrealized gain on investments:
  Net realized gain from investments...........  $ 29,455
  Net increase in unrealized appreciation on
    investments................................   911,182
                                                 --------
    Net gain on investments....................   940,637
                                                 --------
    Net increase in net assets from
      operations...............................  $985,795
                                                 ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                                  6-30-99        YEAR ENDED
                                                                (UNAUDITED)       12-31-98
                                                              ----------------   -----------
From operations:
  Net investment income.....................................    $    45,158      $   105,388
  Realized gain on investments..............................         29,455           83,624
  Unrealized gain on investments............................        911,182          979,715
                                                                -----------      -----------
      Net increase in assets from operations................        985,795        1,168,727
                                                                -----------      -----------
Dividends and distributions to shareholders:
  Dividends declared from net investment income.............        (21,399)        (105,730)
  Capital gains distributions...............................              0          (91,539)
                                                                -----------      -----------
      Total dividends and distributions.....................        (21,399)        (197,269)
                                                                -----------      -----------
From capital share transactions (note 4):
  Received from shares sold.................................      1,632,036        6,696,273
  Received from dividends reinvested........................         21,399          197,269
  Paid for shares redeemed..................................     (1,081,500)      (3,589,324)
                                                                -----------      -----------
      Increase in net assets derived from capital share
       transactions.........................................        571,935        3,304,218
                                                                -----------      -----------
         Increase in net assets.............................      1,536,331        4,275,676
Net Assets:
  Beginning of period.......................................     10,008,973        5,733,297
                                                                -----------      -----------
  End of period (a).........................................    $11,545,304      $10,008,973
                                                                ===========      ===========
(a) Includes undistributed net investment income of.........    $    23,592      $      (166)
                                                                ===========      ===========

 FINANCIAL HIGHLIGHTS

                                                                                        YEARS ENDED
                                                              SIX MONTHS ENDED          DECEMBER 31,
                                                                  6-30-99           --------------------
                                                                 UNAUDITED           1998          1997
                                                              ----------------      ------        ------
Per share data:
Net asset value, beginning of period........................       $15.02           $12.68        $10.00
Income from investment operations:
  Net investment income.....................................         0.07             0.15          0.16
  Net realized and unrealized gain on investments...........         1.38             2.48          2.66
                                                                   ------           ------        ------
    Total income from investment operations.................         1.45             2.63          2.82
                                                                   ------           ------        ------
Less distributions:
  Dividends declared........................................        (0.08)           (0.15)        (0.14)
  Distributions from net realized capital gains.............         0.00            (0.14)         0.00
                                                                   ------           ------        ------
    Total distributions.....................................        (0.08)           (0.29)        (0.14)
                                                                   ------           ------        ------
Net asset value, end of period..............................       $16.39           $15.02        $12.68
                                                                   ======           ======        ======
Total return................................................         9.52%(b)        20.72%        28.28%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................         1.05%(a)         1.08%         1.18%
  Ratio of net investment income to average net assets......         0.85%(a)         1.19%         1.35%
Portfolio turnover rate.....................................            3%              54%            7%
Net assets at end of period (millions)......................       $11.50           $10.00        $ 5.70

---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

BLUE CHIP PORTFOLIO
OHIO NATIONAL FUND, INC.

 OBJECTIVE

The Blue Chip Portfolio seeks growth of capital and income by investing in securities of high quality companies.

 PERFORMANCE AS OF JUNE 30, 1999

TOTAL RETURN:
One-Year                                    14.29%
Since inception (5/1/98)                    13.18%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The six month period ended June 30th was a strong continuation of the bull market with the S&P 500 returning 12.39%. The period started as 1998 had finished: strong market returns during the first quarter were provided by a handful of large capitalization growth stocks. However, things shifted dramatically in April. Sparked by surprisingly strong first quarter earnings, a revival in oil prices and signs of a global economic recovery, market leadership rotated to a broader group of cyclical, commodity and smaller capitalization stocks. After three years of returns being dominated by a limited list of large capitalization growth stocks, the perceived revival of global economic activity benefited areas of the market which had not been the "safe havens" from the global economic turmoil of the past two years and whose earnings should benefit with a marked increase in global growth. Due to this dramatic improvement in market breadth, the second quarter provided the average active equity manager the best performance relative to the S&P 500 in quite some time.

Your fund provided a return of 11.77% for the six-month period, underperforming the S&P 500 but outperforming the Lipper Growth & Income fund, which returned 10.93%. Aiding relative performance for the six-month period was favorable security performance in the Health Care, Capital Goods and Consumer Cyclicals sectors. Detracting from relative performance were underweight positions in the strong performing Technology and Communication Services sectors, as well as unfavorable security performance in the Basic Materials sector.

Our stock market outlook remains basically unchanged -- the market appears overvalued by all traditional measures, but no visible catalyst is positioned to change this. Relative to interest rates, the markets are extremely overvalued. Real interest rates are extremely high as the bond market believes that inflation is around the corner. However, the equity markets, fueled by the Fed's late June neutral stance towards monetary policy, believe that technology and continued growth in productivity will keep inflation at bay. We believe that the valuation disparities between ultra-large growth stocks and the rest of the market, combined with a strong near-term earnings outlook, can fuel a continuation of the market's rotation towards a broader array of value and smaller capitalization stocks.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                               BLUE CHIP PORTFOLIO (COMMENCED
                                                                  OPERATIONS MAY 1, 1998)                 S&P 500 INDEX
                                                               ------------------------------             -------------
5/98                                                                      10,000.00                         10,000.00
6/98                                                                      10,024.00                         10,143.00
12/98                                                                     10,254.50                         11,079.20
6/99                                                                      11,456.40                         12,450.80

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 1999

                                       % of Net Assets
 1.  Sun Microsystems, Inc.                  2.70
 2.  Conseco, Inc.                           2.41
 3.  Kimberly-Clark Corporation              1.94
 4.  First Data Corporation                  1.79
 5.  GTE Corporation                         1.78
 6.  UnitedHealth Group                      1.64
 7.  Pharmacia & Upjohn, Inc.                1.64
 8.  The Boeing Company                      1.62
 9.  Bank of America Corporation             1.53
10.  C.I.T. Group Inc CLA                    1.51

 TOP 5 INDUSTRIES AS OF JUNE 30, 1999

                                       % of Net Assets
 1.  Computer & Related                      8.25
 2.  Insurance Services                      7.27
 3.  Oil, Energy, and Natural Gas            7.03
 4.  Consumer Products                       6.83
 5.  Utilities                               5.59

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           AGRICULTURE (2.2%)
   2,810   Archer-Daniels Midland Co.............  $   43,379
   1,300   Corn Products Intl. Inc...............      39,569
                                                   ----------
                                                       82,948
                                                   ----------
           AEROSPACE (2.8%)
     700   AlliedSignal Inc......................      44,100
   1,400   Boeing Company........................      61,863
                                                   ----------
                                                      105,963
                                                   ----------
           AUTOMOTIVE & RELATED (1.9%)
     800   Cooper Tire & Rubber..................      18,900
     489   Delphi Automotive Systems.............       9,081
     700   General Motors Corp...................      46,200
                                                   ----------
                                                       74,181
                                                   ----------
           BANKING (4.3%)
     800   Bank of America Corp..................      58,650
     700   Bank One Corp.........................      41,694
     400   Republic New York Corp................      27,275
   1,000   Washington Mutual Inc.................      35,375
                                                   ----------
                                                      162,994
                                                   ----------
           BUSINESS SERVICES (1.8%)
   1,400   First Data Corp.......................      68,513
                                                   ----------
           COMMUNICATIONS (7.0%)
     800   AT&T Corp.............................      44,650
     500   BellSouth Corp........................      23,438
     900   GTE Corp..............................      68,175
     400   Motorola Inc..........................      47,375
     500   SBC Communications Inc................      34,800
     800   U.S. West Inc.........................      47,000
                                                   ----------
                                                      265,438
                                                   ----------
           COMPUTER & RELATED (9.7%)
     600   *Computer Sciences Corp...............      41,512
   1,000   Electronic Data Systems Corp..........      56,563
     800   Galileo International Inc.............      42,750
     400   IBM CO................................      51,700
     200   Lexmark Intl. Group CL A..............      13,212
   1,300   *Seagate Technology Inc...............      33,312
   1,200   *Storage Technology Corp..............      27,300
   1,500   *Sun Microsystems Inc.................     103,313
                                                   ----------
                                                      369,662
                                                   ----------
           CONSUMER PRODUCTS (6.3%)
     400   Eastman Kodak Co......................      27,100
   1,300   Kimberly-Clark Corp...................      74,100
   1,100   Liz Claiborne Inc.....................      40,150
     900   Phillip Morris Co. Inc................      36,169
     500   RJ Reynolds Tobacco Holdings..........      15,750
   1,600   UST Inc...............................      46,800
                                                   ----------
                                                      240,069
                                                   ----------
           CONTAINERS (0.7%)
   1,000   Crown Cork & Seal Co. Inc.............      28,500
                                                   ----------

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           DRUGS (5.2%)
     900   Abbott Laboratories...................  $   40,950
     700   Bristol-Myers Squibb Co...............      49,306
     600   Merck & Co. Inc.......................      44,400
   1,100   Pharmacia & Upjohn Inc................      62,494
                                                   ----------
                                                      197,150
                                                   ----------
           ENTERTAINMENT & LEISURE (2.7%)
     800   Brunswick Corp........................      22,300
   1,000   *King Word Prod Inc...................      34,813
   1,000   Viacom Inc. CL A......................      44,125
                                                   ----------
                                                      101,238
                                                   ----------
           FINANCIAL SERVICES (4.0%)
   1,040   Bear Stearns Co. Inc..................      48,620
   2,000   CIT Group Inc. CL A...................      57,750
     700   MBIA Inc..............................      45,325
                                                   ----------
                                                      151,695
                                                   ----------
           FOOD & RELATED (2.8%)
     600   Anheuser Busch Co. Inc................      42,562
   1,500   Nabisco Group Holdings................      29,344
   1,600   Sara Lee Corp.........................      36,300
                                                   ----------
                                                      108,206
                                                   ----------
           INDUSTRIAL SERVICES (2.6%)
   1,000   Nucor Corp............................      47,438
     952   Waste Management Inc..................      51,170
                                                   ----------
                                                       98,608
                                                   ----------
           INSURANCE SERVICES (8.6%)
   1,400   Allstate Corp.........................      50,225
     600   CIGNA Corp............................      53,400
   3,024   Conseco Inc...........................      92,043
     800   Lincoln National Corp.................      41,850
     500   Loews Corp............................      39,563
     700   Marsh & McLennan Co. Inc..............      52,850
                                                   ----------
                                                      329,931
                                                   ----------
           MACHINERY (1.8%)
      90   Deere & Co............................      35,662
     500   Ingersoll-Rand Co.....................      32,313
                                                   ----------
                                                       67,975
                                                   ----------
           MANUFACTURING (4.4%)
     700   Johnson Controls Inc..................      48,519
     700   Parker Hannifin Corp..................      32,025
   1,600   Tenneco Inc...........................      38,200
     533   Tyco International Ltd................      50,502
                                                   ----------
                                                      169,246
                                                   ----------
           MEDICAL & RELATED (4.5%)
     600   Baxter International Inc..............      36,375
   2,800   Healthsouth Corp......................      41,825
   2,000   Oxford Health Plans Inc...............      31,125
   1,000   United Healthcare Corp................      62,625
                                                   ----------
                                                      171,950
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 1998

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
-------------------------------------------------------------
           RESTAURANTS (1.1%)
     800   *Tricon Global Restaurants Inc........  $   43,300
                                                   ----------
           OIL, ENERGY & NATURAL GAS (5.9%)
   1,200   Ashland Inc...........................      48,150
   1,100   Diamond Offshore Drilling.............      31,213
     400   Exxon Corp............................      30,850
     300   Mobil Corp............................      29,700
     600   Schlumberger Ltd......................      38,212
     700   Sunoco Inc............................      21,131
     800   USX-Marathon Group....................      26,050
                                                   ----------
                                                      225,306
                                                   ----------
           RETAIL (5.4%)
   1,500   Dillards Inc. CL A....................      52,687
   1,800   *K Mart Corp..........................      29,587
   1,100   Sherwin-Williams Co...................      30,525
   2,400   *Toys "R" Us Inc......................      49,650
     900   Wal-Mart Stores Inc...................      43,425
                                                   ----------
                                                      205,874
                                                   ----------
           TRANSPORTATION & EQUIPMENT (0.7%)
   1,100   Ryder Systems Inc.....................      28,600
                                                   ----------
           UTILITIES (5.5%)
   1,200   Entergy Corp..........................      37,500
     600   FPL Group Inc.........................      32,775
   1,000   PG&E Corp.............................      32,500
     900   Peco Energy Co........................      37,687
     900   Public Service Enterprises Group......      36,787
   1,200   Reliant Energy Inc....................      33,150
                                                   ----------
                                                      210,399
                                                   ----------
           TOTAL U.S. COMMON STOCK (92.0%) (COST
            $3,086,492)..........................  $3,507,746
                                                   ----------

                                                     MARKET
 SHARES             FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
           NETHERLANDS (2.1%)
           ELECTRICAL EQUIPMENT (1.0%)
     368   Philips Electronics...................  $   37,122
                                                   ----------

                                                     MARKET
 SHARES             FOREIGN COMMON STOCK             VALUE
-------------------------------------------------------------
           OIL, ENERGY & NATURAL GAS (1.1%)
     700   Royal Dutch Petroleum Co. ADR.........  $   42,175
                                                   ----------
           TOTAL NETHERLANDS.....................      79,297
                                                   ----------
           SWEDEN (1.0%)
           ELECTRICAL EQUIPMENT
   2,900   ABB AB Sponsored ADR..................      39,512
                                                   ----------
           TOTAL FOREIGN COMMON STOCK (3.1%)
            (COST $101,477)......................  $  118,809
                                                   ----------
           TOTAL COMMON STOCK (95.1%) (COST
            $3,187,969)..........................  $3,626,555
                                                   ----------
           AUSTRALIA (1.3%)
           MEDIA & PUBLISHING
   1,600   News Corp. Ltd. ADR...................  $   50,500
                                                   ----------
           TOTAL FOREIGN PREFERRED STOCK (1.3%)
            (COST $38,358).......................  $   50,500
                                                   ----------

  FACE                                               MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL (3.8%)
$145,000   Star Bank 3.30% due 07/01/99
           repurchase price $145,013
           collateralized by GNMA certificates
           pool # 8375 due 02/20/24 (cost
           $145,000).............................  $  145,000
                                                   ----------
           TOTAL REPURCHASE AGREEMENTS (3.8%)
           (COST $145,000).......................  $  145,000
                                                   ----------
           TOTAL HOLDINGS (100.2%)
           (COST $3,371,327) (a).................  $3,822,055
                                                   ----------
           CASH & RECEIVABLES,
           NET OF LIABILITIES (-0.2%)............      (7,438)
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $3,814,617
                                                   ==========

---------------

 * Non-income producing securities.

(a) Also represents cost for Federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC
BLUE CHIP PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 1999 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $3,371,324)...............  $3,822,055
  Cash in bank...............................         391
  Receivable for securities sold.............       6,416
  Receivable for fund shares sold............      18,864
  Dividends and accrued interest
    receivable...............................       4,444
                                               ----------
    Total assets.............................   3,852,170
                                               ----------
Liabilities:
  Payable for securities purchased...........      22,161
  Payable for investment management services
    (note 3).................................       3,011
  Other accrued expenses.....................       4,362
  Dividends payable..........................       8,019
                                               ----------
    Total liabilities........................      37,553
                                               ----------
Net assets at market value...................  $3,814,617
                                               ==========
Net assets consist of:
  Par value, $1 per share....................  $  334,119
  Paid-in capital in excess of par value.....   3,023,716
  Accumulated net realized loss on
    investments (note 1).....................      (2,142)
  Net unrealized appreciation on investments
    (note 1).................................     450,728
  Undistributed net investment income........       8,196
                                               ----------
Net assets at market value...................  $3,814,617
                                               ==========
Shares outstanding (note 4)..................     334,119
Net asset value per share....................  $    11.42
                                               ==========

 STATEMENT OF OPERATIONS

                                  For Six Months Ended June 30, 1999 (Unaudited)

Investment income:
  Interest.....................................  $  2,019
  Dividends....................................    30,270
                                                 --------
    Total investment income....................    32,289
                                                 --------
Expenses:
  Management fees (note 3).....................    14,446
  Custodian fees (note 3)......................     2,368
  Directors' fees (note 3).....................       170
  Professional fees............................       737
  Accounting and transfer agent fees...........     2,768
  Other........................................     1,027
                                                 --------
    Total expenses.............................    21,516
                                                 --------
    Net investment income......................  $ 10,773
                                                 --------
Realized and unrealized gain on investments:
  Net realized gain from investments...........  $ 16,129
  Net increase in unrealized appreciation on
    investments................................   340,627
                                                 --------
    Net gain on investments....................   356,756
                                                 --------
    Net increase in net assets from
      operations...............................  $367,529
                                                 ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC
BLUE CHIP PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED     5-1-98
                                                                  6-30-99            TO
                                                                (UNAUDITED)       12-31-98
                                                              ----------------   ----------
From operations:
  Net investment income.....................................     $   10,773      $    3,914
  Realized gain (loss) on investments.......................         16,129         (18,271)
  Unrealized gain on investments............................        340,627         110,101
                                                                 ----------      ----------
      Net increase in net assets from operations............        367,529          95,744
                                                                 ----------      ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................         (2,376)         (4,115)
                                                                 ----------      ----------
From capital share transactions (note 4):
  Received from shares sold.................................        755,906       2,842,759
  Received from dividends reinvested........................          2,376           4,115
  Paid for shares redeemed..................................       (187,931)        (59,390)
                                                                 ----------      ----------
      Increase in net assets derived from capital share
       transactions.........................................        570,351       2,787,484
                                                                 ----------      ----------
         Increase in net assets.............................        935,504       2,879,113
                                                                 ----------      ----------
Net Assets:
  Beginning of period.......................................      2,879,113               0
                                                                 ----------      ----------
  End of period.............................................     $3,814,617      $2,879,113
                                                                 ==========      ==========
(a) Includes undistributed net income of....................     $    8,196      $        0
                                                                 ==========      ==========

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED    5-1-98
                                                                  6-30-99           TO
                                                                (UNAUDITED)      12-31-98
                                                              ----------------   --------
Per share data:
Net asset value, beginning of period........................       $10.22         $10.00
Income from investment operations:
  Net investment income.....................................         0.04           0.00
  Net realized and unrealized gain on investments...........         1.17           0.23
                                                                   ------         ------
    Total income from investment operations.................         1.21           0.23
                                                                   ------         ------
Less distributions:
  Dividends declared........................................        (0.01)         (0.01)
                                                                   ------         ------
Net asset value, end of period..............................       $11.42         $10.22
                                                                   ======         ======
Total return (b)............................................        11.72%          2.34%
Ratios and supplemental data (a & c):
  Ratios net of fees reimbursed by advisor:
    Expenses................................................         1.33%          1.84%
    Net investment income...................................         0.67%          0.25%
  Ratios assuming no fees reimbursed by advisor:
    Expenses................................................         1.33%          2.26%
    Net investment income...................................         6.70%          0.17%
Portfolio turnover rate.....................................           14%            32%
Net assets at end of period (millions)......................       $  3.8         $  2.9

---------------

(a) Annualized.

(b) Calculated since inception, May 1, 1998. (not annualized).

(c) The advisor has elected to reimburse certain operating expenses of the Blue Chip portfolio.

   The accompanying notes are an integral part of these financial statements.

EQUITY INCOME PORTFOLIO
OHIO NATIONAL FUND, INC.

 OBJECTIVE

The Equity Income Portfolio seeks above-average income and capital appreciation by investing primarily in income-producing equity securities

 PERFORMANCE AS OF JUNE 30, 1999

TOTAL RETURN:
One Year                                    15.51%
Since inception (5/1/98)                    16.50%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The stock market in the second quarter was marked by dramatic reversals in leadership based on market capitalization, investment style (i.e., value versus growth), and sector. Through March, the largest companies in the S&P 500 dominated. In the second quarter, small capitalization stocks outperformed large capitalization stocks by 8.5%, as reported by Ned Davis Research. There was also a sudden reversal in investment style. Since the fourth quarter of 1997, growth stocks had provided excess return relative to value stocks. Ned Davis also reports that in this most recent quarter, large capitalization value stocks outperformed large capitalization growth stocks by 7.5%. These shifts were accompanied by rapid sector rotation, as technology, financial and pharmaceutical groups lagged while the beleaguered basic materials and industrial cyclical sectors surged.

The broadening in what had been until recently a narrow market was due to the increasing perception that overseas economies were improving, while the United States economy continued to be robust. This strength caused concern in the bond market, where the 30-year Treasury bond yield rose from its October 1998 low of 4.7% to over 6.0% by the end of June 1999 in what was the largest percentage move upward in yields during the low-inflation decade of the 1990s. Therefore, when the Federal Reserve raised short term interest rates by 0.25% in late June, the first increase since March 1997, the markets were much more focused on the Federal Reserve's stated inclination not to raise rates further, having well anticipated the June rate hike.

For the quarter, the S&P 500 returned 7.05%. Your Ohio National Equity Income Fund returned 7.64%, lagging the 9.23% return of the average equity income fund, as reported by Lipper Analytical Services. However, on a year-to-date basis, the Fund's total return of 10.41% is still nicely ahead of the 8.98% return of the average equity income fund.

Stock market returns for the balance of the year will depend on positive earnings growth and a benign interest rate environment. With regard to earnings prospects, economic improvement in Asia has begun to benefit technology, chemical and manufacturing companies. The economic expansion in the United States is now 100 months old, making it the longest peacetime cycle. Still, inflation is not evident. On the cost side, productivity improvements have allowed our economy to grow without inflation. Meanwhile, on the revenue side, intense global competition has made it difficult for companies to raise prices. This low inflation, coupled with increasing evidence of a slowdown in our economy's growth, would likely prevent the Federal Reserve from further rate increases. Such an environment would be bullish for stocks.

Current Strategy:

Whether value stocks will retain their leadership as compared to growth stocks will depend on improving earnings in the value-oriented sectors. In the case of the Basic Materials sector there are good signs in the paper products and chemicals groups, but still poor conditions for iron and steel, metals mining and gold companies. Leadership could shift back to growth just as quickly as it shifted away during this past quarter. Your Fund attempts to smooth this volatility by seeking superior equity and convertible securities on a sector-neutral basis. Your Fund holds a blend of growth and value securities with a middle-to-large capitalization bias. We will continue to seek common stocks of market-leading companies that have a long history of growing dividends. We will also maintain a healthy component of higher-yielding convertible bonds and preferred stocks, for their income and for their relatively defensive attributes in market downturns.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[EQUITY INCOME PORTFOLIO]

                                                            EQUITY INCOME PORTFOLIO (COMMENCED
                                                                 OPERATIONS MAY 1, 1998)                  S&P 500 INDEX
                                                            ----------------------------------            -------------
5/98                                                                       10,000                             10,000
6/98                                                                        9,993                             10,143
12/98                                                                      10,550                             11,079

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 1999

                                      % of Net Assets
 1.  International Business Machines
     Corporation                           2.55
 2.  GTE Corporation                       2.49
 3.  The Home Depot, Inc., Sub. Note       2.29
 4.  Bristol-Myers Squibb Company          2.08
 5.  Electronic Data Systems
     Corporation                           2.04
 6.  Sprint Corporation                    1.91
 7.  Citigroup Inc.                        1.87
 8.  BANK ONE CORPORATION                  1.76
 9.  Abbott Laboratories                   1.64
10.  Mobil Corporation                     1.63

 TOP 5 INDUSTRIES AS OF JUNE 30, 1999

                                      % of Net Assets
 1.  Computer & Related                    11.31
 2.  Communications                        10.65
 3.  Banking                                6.91
 4.  Drugs                                  5.95
 5.  Medical & Related                      5.78

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

                                                     MARKET
 SHARES                 COMMON STOCK                 VALUE
-------------------------------------------------------------
           AEROSPACE (1.0%)
     800   Lockheed Martin Corp. ................  $   29,800
                                                   ----------
           AUTOMOTIVE & RELATED (1.9%)
   1,300   Cooper Tire and Rubber Co. ...........      30,712
     500   Ford Motor Co. .......................      28,219
                                                   ----------
                                                       58,931
                                                   ----------
           BANKING (6.9%)
     900   Bank One Corp. .......................      53,606
     400   Bank of America Corp. ................      29,325
     400   Chase Manhattan Corp. ................      34,650
     600   First Union Corp. ....................      28,200
     800   Mellon Bank Corp. ....................      29,100
   1,100   WBK Strypes Trust.....................      35,613
                                                   ----------
                                                      210,494
                                                   ----------
           CHEMICALS (1.1%)
     500   de Pont (EI) de Nemours & Co. ........      34,156
                                                   ----------
           COMMUNICATIONS (11.9%)
     600   Ameritech Corp. ......................      44,100
     300   AT&T Corp. ...........................      16,744
   1,000   GTE Corp. ............................      75,750
     497   *MCI WorldComm Inc. ..................      42,866
     400   Motorola Inc. ........................      37,900
   1,100   Sprint Corp. (FON Group)..............      58,094
     850   *Sprint Corp. (PCS Group).............      48,556
     600   *Tellabs Inc. ........................      40,538
                                                   ----------
                                                      364,548
                                                   ----------
           COMPUTER & RELATED (10.4%)
     927   *Apple Computer Inc. .................      42,942
     200   *Cisco Systems Inc. ..................      12,900
   1,100   Electronic Data Systems...............      62,219
     600   IBM CO. ..............................      77,550
     600   *Lexmark Intl Group Inc. CL A.........      39,637
   1,200   Storage Technology....................      27,300
     700   *Sun Microsystems Inc. ...............      48,213
     800   *Western Digital Corp. ...............       5,200
                                                   ----------
                                                      315,961
                                                   ----------
           CONSUMER PRODUCTS (4.7%)
     600   Kimberly Clark Corp. .................      34,200
     600   Phillip Morris Co. Inc. ..............      24,112
     400   Procter & Gamble Co. .................      35,700
   1,200   PepsiCo Inc. .........................      46,425
     132   R.J. Reynolds Tobacco Holdings
            Inc. ................................       4,189
                                                   ----------
                                                      144,626
                                                   ----------
           DRUGS (7.8%)
   1,100   Abbott Laboratories...................      50,050
     800   American Home Products Corp. .........      46,000
     900   Bristol-Myers Squibb Co. .............      63,394
     600   Merck & Co. Inc. .....................      44,400
     500   Warner-Lambert Co. ...................      34,687
                                                   ----------
                                                      238,531
                                                   ----------

                                                     MARKET
 SHARES                 COMMON STOCK                 VALUE
-------------------------------------------------------------
           ENTERTAINMENT & LEISURE (1.3%)
   1,300   The Walt Disney Co. ..................  $   40,056
                                                   ----------
           ELECTRICAL EQUIPMENT (3.5%)
     400   Emerson Electric Co. .................      25,150
     400   General Electric Co. .................      45,200
     600   Intel Corp. ..........................      35,700
                                                   ----------
                                                      106,050
                                                   ----------
           FINANCIAL SERVICES (2.0%)
     600   H&R Block Inc. .......................      30,000
     300   Morgan Stanley, Dean Witter...........      30,750
                                                   ----------
                                                       60,750
                                                   ----------
           FOOD & RELATED (3.9%)
     500   Albertsons Inc. ......................      25,781
     600   General Mills Inc. ...................      48,225
     700   HJ Heinz Co. .........................      35,088
     400   Nabisco Group Holdings Corp. .........       7,825
                                                   ----------
                                                      116,919
                                                   ----------
           FOREIGN (1.1%)
     300   British Petro ADR UK..................      32,550
                                                   ----------
           HOUSING & FURNITURE RELATED (1.0%)
     400   Whirlpool Corp. ......................      29,600
                                                   ----------
           INDUSTRIAL SERVICES (3.3%)
     700   Halliburton Co. ......................      31,675
     500   Textron Inc. .........................      41,156
   1,900   Usec Inc. ............................      28,262
                                                   ----------
                                                      101,093
                                                   ----------
           INSURANCE SERVICES (4.2%)
     700   Allstate Corp. .......................      25,113
     200   Chubb Corp. ..........................      13,900
   1,200   Citigroup Inc. .......................      57,000
     200   Lincoln National......................      10,462
     300   Marsh & McLennan Co. Inc. ............      22,650
                                                   ----------
                                                      129,125
                                                   ----------
           MEDIA & PUBLISHING (1.0%)
     800   New York Times Co. CL A...............      29,450
                                                   ----------
           MEDICAL & RELATED (2.5%)
     800   Baxter International Inc. ............      48,500
     300   Johnson & Johnson.....................      29,400
                                                   ----------
                                                       77,900
                                                   ----------
           OFFICE EQUIPMENT (2.2%)
     500   Pitney Bowes Inc. ....................      32,125
     600   Xerox Corp. ..........................      35,438
                                                   ----------
                                                       67,563
                                                   ----------
           OIL, ENERGY & NATURAL GAS (4.0%)
     500   Enron Corp. ..........................      40,875
     400   Exxon Corp. ..........................      30,850
     500   Mobil Corp. ..........................      49,500
                                                   ----------
                                                      121,225
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

                                                     MARKET
 SHARES                 COMMON STOCK                 VALUE
-------------------------------------------------------------
           RETAIL (0.9%)
     600   JC Penny Inc. ........................  $   29,138
                                                   ----------
           REAL ESTATE INVESTMENT TRUSTS (1.3%)
   1,000   Post Properties Inc. .................      41,000
                                                   ----------
           TRANSPORTATION & EQUIPMENT (0.8%)
     600   CNF Transportation Inc. ..............      23,025
                                                   ----------
           TOTAL COMMON STOCK (78.7%)
            (COST $2,065,871)....................  $2,402,491
                                                   ----------

                                                     MARKET
 SHARES               PREFERRED STOCKS               VALUE
-------------------------------------------------------------
           CHEMICALS (0.9%)
     700   Monsanto Co. 6.5% Conv. ..............  $   28,088
                                                   ----------
           CONSUMER PRODUCTS (0.8%)
     500   Ralston Purina Co. 7% Conv. ..........      23,250
                                                   ----------
           CONTAINERS (1.1%)
   1,200   Crown Cork & Seal.....................      32,175
                                                   ----------
           FINANCIAL SERVICES (0.8%)
     200   Jefferson Pilot $5.25 Conv. ..........      24,600
                                                   ----------
           FOOD & RELATED (0.8%)
     400   Suiza Foods Corp. 5.5% Conv. .........      14,850
     300   Suiza Foods Corp. $2.75 Conv. ........      11,213
                                                   ----------
                                                       26,063
                                                   ----------
           INSURANCE SERVICES (2.1%)
   1,200   Conseco Inc. Prides Ser. F Conv. .....      48,225
     600   Lincoln Natl. Corp. $1.938 Conv. .....      16,312
                                                   ----------
                                                       64,537
                                                   ----------
           MACHINERY (1.5%)
   1,500   Ingresoll Rand Co. 6.75% Conv. .......      45,000
                                                   ----------
           UTILITIES (1.6%)
     900   Texas Utilities $4.625 Conv. .........      49,500
                                                   ----------
           TOTAL PREFERRED STOCKS (9.6%)
            (COST $308,783)......................  $  293,213
                                                   ----------

  FACE                                               MARKET
 AMOUNT            CONVERTIBLE DEBENTURES            VALUE
-------------------------------------------------------------
           COMPUTER & RELATED (4.0%)
$  5,000   America Online 4.000% due 11/15/02....  $   42,244
  50,000   Citrix Systems Inc. Zero coupon
            contract due 03/22/19 (144A).........      22,750
  10,000   EMC Corp. 3.250% due 03/15/02.........      49,325
  50,000   Western Digital Corp. Zero coupon
            contract due 02/18/18................       8,750
                                                   ----------
                                                      123,069
                                                   ----------
           ELECTRICAL EQUIPMENT (0.8%)
  15,000   LSI Logic Corp. 4.250% 03/15/04
            (144A)...............................      24,563
                                                   ----------
           RETAIL (2.3%)
  25,000   Home Depot Inc. 3.250% due 10/01/01...      69,655
                                                   ----------
           TOTAL CONVERTIBLE DEBENTURES (7.1%)
            (COST $125,700)......................  $  217,287
                                                   ----------

  FACE                                               MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL (4.4%)
$133,000   Star Bank 3.30% due 07/01/99
            repurchase price $133,012
            collateralized by GNMA certificates
            pool # 8375 due 02/20/24 (cost
            $133,000)............................  $  133,000
                                                   ----------
           TOTAL REPURCHASE AGREEMENTS (4.4%)
            (COST $133,000)......................  $  133,000
                                                   ----------
           TOTAL HOLDINGS (99.8%)
            (COST $2,633,354) (a)................  $3,045,991
                                                   ----------
           CASH & RECEIVABLES,
            NET OF LIABILITIES (0.2%)............       6,242
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $3,052,233
                                                   ==========

---------------

 * Non-income producing securities.

(a) Also represents cost for Federal income tax purposes.

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $47,313 or 1.6% net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 1999 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $2,633,354)...............  $3,045,991
  Cash in bank...............................         243
  Receivable for fund shares sold............      16,006
  Dividends and accrued interest
    receivable...............................       4,057
                                               ----------
    Total assets.............................   3,066,297
                                               ----------
Liabilities:
  Payable for investment management services
    (note 3).................................       1,844
  Other accrued expenses.....................       4,345
  Dividends payable..........................       7,875
                                               ----------
    Total liabilities........................      14,064
                                               ----------
Net assets at market value...................  $3,052,233
                                               ==========
Net assets consist of:
  Par value, $1 per share....................  $  262,510
  Paid-in capital in excess of par value.....   2,432,841
  Accumulated net realized loss on
    investments (note 1).....................     (63,944)
  Net unrealized appreciation on investments
    (note 1).................................     412,637
  Undistributed net investment income........       8,189
                                               ----------
Net assets at market value...................  $3,052,233
                                               ==========
Shares outstanding (note 4)..................     262,510
Net asset value per share....................  $    11.63
                                               ==========

 STATEMENT OF OPERATIONS

                                  For Six Months Ended June 30, 1999 (Unaudited)

Investment income:
  Interest....................................  $  2,905
  Dividends...................................    27,352
                                                --------
    Total investment income...................    30,257
                                                --------
Expenses:
  Management fees (note 3)....................     9,113
  Custodian fees (note 3).....................     2,368
  Directors' fees (note 3)....................       170
  Professional fees...........................       737
  Accounting and transfer agent fees..........     2,636
  Other.......................................     1,027
                                                --------
    Total expenses............................    16,051
                                                --------
    Net investment income.....................  $ 14,206
                                                --------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss from investments..........  $(58,230)
  Net increase in unrealized appreciation on
    investments...............................   294,616
                                                --------
    Net gain on investments...................   236,386
                                                --------
    Net increase in net assets from
      operations..............................  $250,592
                                                ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                               SIX MONTHS ENDED     5-1-98
                                                                   6-30-99            TO
                                                                 (UNAUDITED)       12-31-98
                                                               ----------------   ----------
From operations:
  Net investment income.....................................      $   14,206      $   13,678
  Realized loss on investments..............................         (58,230)         (5,714)
  Unrealized gain on investments............................         294,616         118,021
                                                                  ----------      ----------
      Net increase in net assets from operations............         250,592         125,985
                                                                  ----------      ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................          (5,913)        (13,781)
                                                                  ----------      ----------
From capital share transactions (note 4):
  Received from shares sold.................................         612,557       2,160,574
  Received from dividends reinvested........................           5,913          13,781
  Paid for shares redeemed..................................         (30,730)        (66,745)
                                                                  ----------      ----------
      Increase in net assets derived from capital share
       transactions.........................................         587,740       2,107,610
                                                                  ----------      ----------
         Increase in net assets.............................         832,419       2,219,814
Net Assets:
  Beginning of period.......................................       2,219,814               0
                                                                  ----------      ----------
  End of period.............................................      $3,052,233      $2,219,814
                                                                  ==========      ==========
(a) Includes undistributed net income of....................      $    8,189      $        0
                                                                  ==========      ==========

 FINANCIAL HIGHLIGHTS

                                                               SIX MONTHS ENDED    5-1-98
                                                                   6-30-99           TO
                                                                 (UNAUDITED)      12-31-98
                                                               ----------------   --------
Per share data:
Net asset value, beginning of period........................        $10.53         $10.00
Income from investment operations:
  Net investment income.....................................          0.06           0.07
  Net realized and unrealized gain on investments...........          1.04           0.53
                                                                    ------         ------
    Total income from investment operations.................          1.10           0.60
                                                                    ------         ------
Less distributions:
  Dividends declared........................................         (0.03)         (0.07)
                                                                    ------         ------
Net asset value, end of period..............................        $11.60         $10.53
                                                                    ======         ======
Total return (b)............................................         10.36%          5.92%
Ratios and supplemental data (a & c):
  Ratios net of fees reimbursed by advisor:
    Expenses................................................          1.28%          1.77%
    Net investment income...................................          1.13%          1.04%
  Ratios assuming no fees reimbursed by advisor:
    Expenses................................................          0.00%          2.41%
    Net investment income...................................          0.00%          0.40%
Portfolio turnover rate.....................................            23%            38%
Net assets at end of period (millions)......................        $  3.1         $  2.2

---------------

(a) Annualized.

(b) Calculated since inception, May 1, 1998, (not annualized).

(c) The advisor has elected to reimburse certain operating expenses of the Blue Chip portfolio.

   The accompanying notes are an integral part of these financial statements.

HIGH INCOME PORTFOLIO
OHIO NATIONAL FUND, INC.

 OBJECTIVE

The High Income Bond Portfolio seeks high current income by investing primarily in lower rated corporate debt obligations.

 PERFORMANCE AS OF JUNE 30, 1999

TOTAL RETURNS:

One-year                                     0.81%
Since inception (5/1/98)                     1.78%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

High yield bonds delivered excellent relative returns for the six months ending June 30, 1999. These returns were driven by continued strong domestic economic growth which resulted in narrower yield spreads between high yield bonds and Treasuries. The basic material sectors were standouts while healthcare was a noticeable laggard. Credit risk was rewarded as CCCs outperformed BBs and Bs. For the period, the Lehman Brothers High Yield Bond Index returned 2.20% versus -1.37% for the Lehman Brothers Aggregate Bond Index.

The fund outperformed the index (adjusted for expenses). On the positive side, the fund was overweight the telecommunication sector, which outperformed, and underweight healthcare. Specific holdings in Fox/Liberty, Metronet, Triton PCS, Telesystems International and Teligent outperformed. On the negative side, the fund was underweight the basic material sectors. Also, positions in KCS Energy, Paging Network and Stena Lines underperformed because of disappointing financial performance.

For the balance of 1999, we believe high yield bonds offer attractive relative returns, given the strong domestic economic outlook. From a portfolio perspective, we continue to be overweight the telecommunications sector given the powerful secular growth characteristics of the sector. We remain biased to modestly decreasing interest rate risk and increasing credit risk, given the strong economic conditions.
 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                             HIGH INCOME BOND PORTFOLIO
                                                         (COMMENCED OPERATIONS MAY 1, 1998)   MERRILL LYNCH HIGH-YIELD BOND INDEX
                                                         ----------------------------------   -----------------------------------
5/98                                                                    10,000                              10,000
6/98                                                                    10,090                              10,118
12/98                                                                    9,959                              10,036
---------------------------------------------------------------------------------------------------------------------------------

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 1999

                                      % of Net Assets
 1.  Nextel Communications, Inc. Sr.
     Nt 0% until 2/03 then 9.95%
     2/15/08                                2.43
 2.  Chancellor Media Corp. 8.125%
     12/15/07                               2.13
 3.  Tenet Healthcare Corporation,
     Sr. Sub 144a 8.125% 12/01/08           2.09
 4.  NTL Incorporated, Sr Deferred
     0% Coupon until 4/1/03 then
     9.75% 4/1/08                           1.97
 5.  Level 3 Communications, Inc.,
     Sr. Note 9.125% 5/01/08                1.96
 6.  Premier Parks, Inc. 0% Coupon
     until 4/1/03 then 10.00% 4/1/08        1.91
 7.  Sinclair Broadcast Group, Inc.
     8.75% 12/15/07                         1.72
 8.  Polymer Group, Inc. 8.75%
     3/1/08                                 1.67
 9.  Revlon Consumer Products Corp.
     8.625% 2/1/08                          1.67
10.  Allied Waste Industries, Inc.
     Sr. Notes, Ser B 7.625% 1/1/06         1.65

 TOP 5 INDUSTRIES AS OF JUNE 30, 1999

                                     % of Net Assets
     Telecommunications &
 1.  Cellular                             19.75
 2.  Cable Television                     10.99
 3.  Consumer Products                     8.27
 4.  Broadcast Radio & TV                  7.94
 5.  Medical & Related                     5.88

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           AEROSPACE (0.4%)
$ 50,000   Anteon Corp.
            12.000% 05/15/09 (144A).............  $    49,500
                                                  -----------
           ADVERTISING (0.4%)
  50,000   Lamar Advertising Co.
            8.625% 09/15/07.....................       50,500
                                                  -----------
           AUTOMOTIVE & RELATED (2.7%)
  50,000   Avis Rent A Car Inc.
            11.000% 05/01/09 (144A).............       51,000
  50,000   Aftermarket Technology Series D
            12.000% 08/01/04....................       52,375
  50,000   American Axle & Manufacturing
            9.750% 03/01/09.....................       50,375
  50,000   Collins & Aikman Products
            11.500% 04/15/06....................       50,750
  50,000   J.L. French Automotive
            11.500% 06/01/09 (144A).............       51,250
  50,000   Motor Coach Industries
            11.250% 05/01/09 (144A).............       50,250
                                                  -----------
                                                      306,000
                                                  -----------
           BROADCAST RADIO/TV (7.5%)
 100,000   ACME Television
            10.875% 09/30/04....................       83,500
 100,000   Big City Radio Inc.
            due 03/15/05 0% till 3/15/01
            then 11.250%........................       71,250
 250,000   Chancellor Media Corp.
            8.125% 12/15/07.....................      242,500
 100,000   Chancellor Media Corp.
            9.000% 10/01/08.....................      102,000
  50,000   Cumulus Media Inc.
            10.375% 07/01/08....................       53,250
 150,000   Fox/Liberty Networks LLC
            due 08/15/07 0% till 08/01/02
            then 9.750%.........................      117,750
 200,000   Sinclair Broadcast Group
            8.750% 12/15/07.....................      195,500
                                                  -----------
                                                      865,750
                                                  -----------
           BUSINESS SERVICES (3.2%)
  75,000   Dialog Corp. PLC
            11.000% 11/15/07....................       68,250
 100,000   Fisher Scientific Intl.
            9.000% 02/01/08.....................       95,500
 100,000   Sitel Corp. NT
            9.250% 03/15/06.....................       85,750
  50,000   URS Corp.
            12.250% 05/01/09 (144A).............       50,750
 100,000   US Office Products Co.
            9.750% 06/15/08.....................       63,500
                                                  -----------
                                                      363,750
                                                  -----------
           BANKING (0.4%)
  50,000   GS Escrow Corp.
            7.125% 08/01/05.....................       48,517
                                                  -----------

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           BUILDING & CONSTRUCTION (0.9%)
$ 50,000   Formica Corp.
            10.875% 03/01/09 (144A).............  $    48,500
  50,000   Juno Lighting Inc.
            11.875% 07/01/09 (144A).............       50,875
                                                  -----------
                                                       99,375
                                                  -----------
           CABLE TV (11.4%)
 175,000   CSC Holdings
            9.250% 11/01/05.....................      181,125
 125,000   Diamond Cable Comm. PLC
            due 02/15/07 0% till 02/15/02
            then 10.750%........................       98,125
 100,000   Echostar DBS Corp.
            9.375% 02/01/09 (144A)..............      152,625
 100,000   Lenfest Communication
            8.375% 11/01/05.....................      104,750
 325,000   NTL Inc.
            due 04/01/08 0% till 04/01/03
            then 9.750%.........................      224,250
  75,000   NTL Inc.
            Due 10/01/08 0% 10/01/03 then
            12.375%.............................       51,750
 100,000   Pegasus Communications Series B
            9.625% 10/15/05.....................       99,500
  50,000   RCN Corp. Series B
            due 02/15/08 0% 02/15/03 then
            9.800%..............................       31,750
 125,000   Rogers Cablesystems Ltd.
            10.000% 03-15-05....................      135,625
 175,000   Telewest Communications PLC
            due 10/01/07 0% till 10-01-00
            then 11.000%........................      157,062
 125,000   United Intl. Holdings Series B
            due 02/15/08 0% till 02/15/03
            then 10.750%........................       83,750
                                                  -----------
                                                    1,320,312
                                                  -----------
           CHEMICALS (3.7%)
  50,000   Huntsman Corp.
            9.500% 07/01/07.....................       48,000
  50,000   Huntsman ICI Chemicals
            10.125% 07/01/09 (144A).............       50,687
  50,000   Lyondell Chemical Co.
            10.875% 05/01/09 (144A).............       51,750
 200,000   Polymer Group Inc.
            8.750% 03/01/08.....................      190,500
  50,000   Sterling Chemicals
            11.750% 08/15/06....................       38,750
  50,000   Texas Petrochemicals Corp.
            11.125% 07/01/06....................       44,750
                                                  -----------
                                                      424,437
                                                  -----------
           CONSUMER PRODUCTS (8.3%)
  75,000   Albecca Inc.
            10.750% 08/15/08....................       61,875
 100,000   Amscan Holdings Inc.
            9.875% 12/15/07.....................       83,000

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           CONSUMER PRODUCTS, CONTINUED
$100,000   Chattem Inc. Series B
            8.875% 04/01/08.....................  $    96,500
 100,000   NBTY Inc.
            8.625% 09/15/07.....................       86,750
 100,000   Playtex Family Products Corp.
            9.000% 12/15/03.....................      102,000
 200,000   Revlon Consumer Products Corp.
            8.625% 02/01/08.....................      190,000
  50,000   Scotts Co.
            8.625% 01/15/09 (144A)..............       49,250
 125,000   Sealy Mattress Co. Series B due
            12/05/07
            0% till 12/15/02 then 10.875%.......       81,875
  50,000   Simmons Co.
            10.250% 03/15/09 (144A).............       51,125
  50,000   Sleepmaster L.L.C.
            11.000% 05/15/09 (144A).............       51,500
  50,000   United Industries Corp.
            9.870% 04/01/09 (144A)..............       45,375
  50,000   Volume Services America
            11.250% 03/01/09 (144A).............       55,250
                                                  -----------
                                                      954,500
                                                  -----------
           CONTAINERS (0.8%)
  50,000   Russell Stanley Holdings
            10.875% 02/15/09 (144A).............       49,000
  50,000   Tenki-Plex Inc.
            9.250% 03/01/08.....................       48,750
                                                  -----------
                                                       97,750
                                                  -----------
           ELECTRONICS (1.3%)
  50,000   Cherokee Intl.
            10.500% 05/01/09 (144A).............       49,500
 100,000   Telecom Techniques
            9.750% 05/15/08.....................       99,000
                                                  -----------
                                                      148,500
                                                  -----------
           ENTERTAINMENT & LEISURE (3.6%)
 100,000   AMF Bowling WW Inc.
            due 03/15/06 0% till 03/15/01
            then 12.250%........................       61,500
  50,000   Loews Cineplex Entertainment
            8.875% 08/01/08.....................       48,000
 325,000   Premier Parks Inc.
            due 04/01/08
            0% till 04/01/03 then 10.000%.......      217,344
 100,000   Regal Cinemas Inc.
            9.500% 06/01/08.....................       94,500
                                                  -----------
                                                      421,344
                                                  -----------
           FORESTRY & PAPER PRODUCTS (0.4%)
  50,000   Packaging Corp. of America
            9.625% 04/01/09 (144A)..............       51,000
                                                  -----------

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           FOOD & RELATED (5.0%)
$ 50,000   Agrilink Foods Inc.
            11.875% 11/01/08....................  $    51,875
 150,000   Ameriserve Food Distribution Inc.
            10.125% 07/15/07....................      128,250
 100,000   Aurora Foods Inc.
            9.875% 02/15/07.....................      104,250
  50,000   Dominos Inc.
            10.375% 01/15/09....................       50,625
 100,000   Eagle Family Foods
            8.750% 01/15/08.....................       89,500
 100,000   International Home Foods
            10.375% 11/01/06....................      106,000
  50,000   Triarc Consumer Products
            10.250% 01/15/09 (144A).............       49,500
                                                  -----------
                                                      580,000
                                                  -----------
           HOTEL/LODGING (1.4%)
  50,000   Florida Panthers Holdings
            9.875% 04/15/09.....................       47,750
 125,000   HMH Properties Inc.
            Series B 7.875% 08/01/08............      115,938
                                                  -----------
                                                      163,688
                                                  -----------
           INDUSTRIAL SERVICES (3.8%)
 200,000   Allied Waste N.A.
            Series B 7.625% 01/01/06............      187,500
 100,000   Amphenol Corp.
            9.875% 05/15/07.....................      102,500
  50,000   Neenah Corp.
            11.125% 05/01/07 (144A).............       49,250
 100,000   Wesco Distributions Inc.
            9.125% 06/01/08.....................       98,000
                                                  -----------
                                                      437,250
                                                  -----------
           MACHINERY (2.0%)
  50,000   Fairchild Corp.
            10.750% 04/15/09 (144A).............       49,500
  75,000   National Equipment Services
            10.000% 11/30/04....................       76,500
  50,000   Untied Rentals Inc.
            9.250% 01/15/09.....................       49,500
  50,000   Untied Rentals Inc.
            9.000% 04/01/09 (144A)..............       49,375
                                                  -----------
                                                      224,875
                                                  -----------
           METAL & MINING (0.6%)
  75,000   AEI Resources Inc.
            11.500% 12/15/06....................       74,063
                                                  -----------
           MEDIA, PRINTING & PUBLISHING (1.3%)
 100,000   Hollinger Intl. Publishing
            9.250% 02/01/06.....................      103,250
  50,000   Cadmus Communications Corp.
            9.750% 06/01/09 (144A)..............       50,375
                                                  -----------
                                                      153,625
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           MEDICAL & RELATED (5.9%)
$ 75,000   Columbia HCA Healthcare
            6.910% 06/15/06.....................  $    69,398
 100,000   Conmed Corp.
            9.000% 03/15/08.....................       99,500
  50,000   Dade International Inc. Series B
            11.12% 05/01/06.....................       53,125
  50,000   Genesis Health Ventures
            9.25% 10/01/06......................       39,750
 100,000   Hudson Respiratory Care Inc.
            9.125% 04/15/08.....................       83,500
  50,000   Kinetic Concepts Inc.
            9.62% 11/01/07......................       44,500
 250,000   Tenet Health Corp.
            8.125% 12/01/08.....................      237,500
  50,000   Triad Hospitals Holdings
            11.000% 05/15/09 (144A).............       51,125
                                                  -----------
                                                      678,398
                                                  -----------
           OIL, ENERGY & NATURAL GAS (4.3%)
 100,000   Chiles Offshore LLC
            10.000% 05/01/08....................       85,500
 100,000   Dailey International
            9.500% 02/15/08.....................       64,000
 100,000   Nuevo Energy Co.
            8.875% 06/01/08.....................       97,500
 100,000   Pride Petroleum Services
            9.375% 05/01/07.....................       99,500
  50,000   R&B Falcon Corp.
            12.25% 03/15/06 (144A)..............       51,500
 150,000   Universal Compression Inc.
            due 02/15/08 0% till 02/15/03
            then 9.875%.........................       95,625
                                                  -----------
                                                      493,625
                                                  -----------
           TEXTILES & RELATED (1.8%)
  50,000   GFSI Inc. Series B
            9.625% 03/01/07.....................       42,250
  75,000   Glenoit Corp.
            11.000% 04/15/07....................       66,375
 100,000   Pillowtex Corp.
            10.000% 11/15/06....................      100,750
                                                  -----------
                                                      209,375
                                                  -----------
           TRANSPORTATION & EQUIPMENT (1.7%)
  50,000   Allied Holdings Inc.
            8.625% 10/01/07.....................       47,750
  50,000   Railworks Corp.
            11.500% 04/15/09 (144A).............       50,625
 125,000   Stena Line AB
            10.625% 06/01/08....................       94,688
                                                  -----------
                                                      193,063
                                                  -----------

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           TELECOMMUNICATIONS (21.3%)
$ 50,000   American Cellular Corp.
            10.500% 05/15/08....................  $    51,500
  50,000   Arch Communications Group
            12.750% 07/01/07....................       43,000
 150,000   Call-Net Enterprises Inc.
            due 08/15/07 0% till 8/15/02
            then 9.270%.........................       96,000
 100,000   Crown Castle International
            due 05/15/11 0% till 05/15/04
            then 10.375%........................       59,125
  50,000   Centennial Cellular Corp.
            10.750% 12/15/08 (144A).............       52,125
  50,000   Hermes Europe Railtel B.V.
            11.50% 08/15/07.....................       52,625
  50,000   Hermes Europe Railtel B.V.
            10.375% 01/15/09....................       50,750
 150,000   ICG Services Inc.
            due 05/01/08 0% till 05/03/03
            then 9.875%.........................       82,536
 200,000   Intermedia Communications
            8.600% 06/01/08.....................      187,000
  50,000   IXC Communications Inc.
            9.000% 04/15/08.....................       48,063
 225,000   Level 3 Communication Inc.
            9.125% 05/01/08.....................      223,031
 100,000   Level 3 Communication Inc.
            due 012/01/08 0% till 12/01/03
            then 10.500%........................       62,125
 225,000   Mcleod USA Inc.
            due 03/01/07 0% till 03/01/02
            then 10.500%........................      173,813
 200,000   Metronet Communications
            due 06/15/08 0% till 06/15/03
            then 9.950%.........................      149,000
 100,000   Millicom International
            due 06/01/06 0% till 06/01/01
            then 13.500%........................       73,500
 400,000   Nextel Communications
            due 02/15/08 0% till 02/15/03
            then 9.950%.........................      277,000
 150,000   Nextlink Communications
            due 04/15/08 0% 04/15/03
            then 9.450%.........................       91,125
 100,000   Nextlink Communications
            10.750% 06/01/09....................      103,500
 100,000   Paging Network
            10.125% 08/01/07....................       77,500
 100,000   Psinet Inc.
            10.000% 02/15/05....................      100,000
 175,000   Qwest Communications Intl.
            due 10/15/07 0% 10/15/02
            then 9.470%.........................      136,062

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
-------------------------------------------------------------
           TELECOMMUNICATIONS, CONTINUED
$150,000   Telesystem Intl. Wireless Ser. B
            due 06/30/07 0% till 06/30/02
            then 13.250%........................  $    77,250
  75,000   Teligent Inc.
            11.500% 12/01/07....................       75,375
 100,000   Triton Pcs. Inc.
            due 05/01/08 0% till 05/01/03
            then 11.000%........................       65,000
  75,000   Viatel Inc.
            due 04/15/08 0% till 04/15/03
            then 00.000%........................       48,375
                                                  -----------
                                                    2,455,380
                                                  -----------
           UTILITIES (0.8%)
  50,000   Caithness Coso Fund Corp.
            9.050% 12/15/09 (144A)..............       49,750
  50,000   Niagara Mohawk Power
            due 07/01/10 0% till 07/01/03
            then 8.500%.........................       37,591
                                                  -----------
                                                       87,341
                                                  -----------
           TOTAL LONG-TERM BONDS & NOTES (94.9%)
            (COST $11,303,837)..................  $10,951,918
                                                  -----------

                                                    MARKET
 SHARES               PREFERRED STOCK                VALUE
-------------------------------------------------------------
           COMMUNICATIONS (0.3%)
      50   Benedek Communications
            11.500% 05/18/08....................  $    38,250
                                                  -----------

                                                    MARKET
 SHARES               PREFERRED STOCK                VALUE
-------------------------------------------------------------
           MEDIA & PUBLISHING (1.1%)
   1,300   Primedia Inc. Series H
            8.625% 04/01/10.....................  $   123,988
                                                  -----------
           TOTAL PREFERRED STOCKS (1.4%) (COST
            $179,025)...........................  $   162,238
                                                  -----------

  FACE                                              MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
-------------------------------------------------------------
           FINANCIAL (2.3%)
$263,000   Star Bank 3.30%
            due 07/01/99 repurchase price
            $263,022 collateralized by GNMA
            certificates, pool #8375 due
            02/20/24 (cost $263,000)............  $   263,000
                                                  -----------
           TOTAL REPURCHASE AGREEMENTS (2.3%)
            (COST $263,000).....................  $   263,000
                                                  -----------
           TOTAL HOLDINGS (98.6%) (COST
            $11,745,862) (a)....................  $11,377,156
                                                  -----------
           CASH & RECEIVABLES, NET OF
            LIABILITIES (1.4%)..................      167,044
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $11,544,200
                                                  ===========

---------------

(a) Also represents cost for Federal Income tax purposes.

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $1,586,375 or 13.7% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 1999 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1)(cost $70,508,450)..............  $11,377,156
  Cash in bank..............................          721
  Receivable for fund shares sold...........      163,353
  Dividends and accrued interest
    receivable..............................      196,754
  Other.....................................           53
                                              -----------
    Total assets............................   11,738,037
                                              -----------
Liabilities:
  Payable for investment management services
    (note 3)................................        7,011
  Other accrued expenses....................       27,902
  Dividends payable.........................      158,924
                                              -----------
    Total liabilities.......................      193,837
                                              -----------
Net assets at market value..................  $11,544,200
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 1,194,917
  Paid-in capital in excess of par value....   10,692,399
  Accumulated net realized loss on
    investments (note 1)....................     (136,936)
  Net unrealized depreciation on investments
    (note 1)................................     (368,706)
  Undistributed net investment income.......      162,526
                                              -----------
Net assets at market value..................  $11,544,200
                                              ===========
Shares outstanding (note 4).................    1,194,917
Net asset value per share...................  $      9.66
                                              ===========

 STATEMENT OF OPERATIONS

                                  For Six Months Ended June 30, 1999 (Unaudited)

Investment income:
  Interest...................................  $  383,781
  Dividends..................................       5,606
                                               ----------
    Total investment income..................     389,387
                                               ----------
Expenses:
  Management fees (note 3)...................      40,747
  Custodian fees (note 3)....................      23,319
  Directors' fees (note 3)...................         171
  Professional fees..........................         879
  Accounting and transfer agent fees.........      11,429
  Other......................................         946
                                               ----------
    Total expenses...........................      77,491
                                               ----------
    Net investment income....................  $  311,896
                                               ----------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss from investments.........  $ (136,936)
  Net increase in unrealized appreciation on
    investments..............................      47,560
                                               ----------
    Net loss on investments..................     (89,376)
                                               ----------
    Net increase in net assets from
      operations.............................  $  222,520
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED     5-1-98
                                                                  6-30-99            TO
                                                                (UNAUDITED)       12-31-98
                                                              ----------------   -----------
From operations:
  Net investment income.....................................    $   311,896      $   385,649
  Realized gain (loss) on investments.......................       (136,936)          18,061
  Unrealized gain (loss) on investments.....................         47,560         (416,266)
                                                                -----------      -----------
      Net increase (decrease) in net assets from
       operations...........................................        222,520          (12,556)
                                                                -----------      -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income.................       (148,984)        (386,035)
  Capital gains distributions...............................              0          (18,061)
                                                                -----------      -----------
      Total dividends and distributions.....................       (148,984)        (404,096)
                                                                -----------      -----------
From capital share transactions (note 4):
  Received from shares sold.................................      1,046,568       10,451,643
  Received from dividends reinvested........................        148,984          404,096
  Paid for shares redeemed..................................       (155,635)          (8,340)
                                                                -----------      -----------
      Increase in net assets derived from capital share
       transactions.........................................      1,039,917       10,847,399
                                                                -----------      -----------
         Increase in net assets.............................      1,113,453       10,430,747
Net Assets:
  Beginning of period.......................................     10,430,747                0
                                                                -----------      -----------
  End of period (a).........................................    $11,544,200      $10,430,747
                                                                ===========      ===========
(a) Includes undistributed net investment income of.........    $   162,526      $         0
                                                                ===========      ===========

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED    5-1-98
                                                                  6-30-99           TO
                                                                (UNAUDITED)      12-31-98
                                                              ----------------   --------
Per share data:
Net asset value, beginning of period........................       $ 9.59         $10.00
Income (loss) from investment operations:
  Net investment income.....................................         0.28           0.38
  Net realized and unrealized loss on investments...........        (0.07)         (0.40)
                                                                   ------         ------
    Total Income (loss) from investment operations..........         0.21          (0.02)
                                                                   ------         ------
Less distributions:
  Dividends declared........................................        (0.14)         (0.37)
  Distributions from net realized capital gains.............         0.00          (0.02)
                                                                   ------         ------
    Total distributions.....................................        (0.14)         (0.39)
                                                                   ------         ------
Net asset value, end of period..............................       $ 9.66         $ 9.59
                                                                   ======         ======
Total return (b)............................................         2.14%          0.20%
Ratios and supplemental data:
  Ratio of expenses to average net assets (a)...............         1.41%          1.20%
  Ratio of net investment income to average net assets
    (a).....................................................         5.69%          5.79%
Portfolio turnover rate.....................................           14%            11%
Net assets at end of period (millions)......................       $ 11.5         $ 10.4

---------------

(a) Annualized.

(b) Calculated since inception, May 1, 1998. (not annualized).

   The accompanying notes are an integral part of these financial statements.

SMALL CAP GROWTH PORTFOLIO
OHIO NATIONAL FUND, INC.

 OBJECTIVE

The Small Cap Growth Portfolio seeks capital appreciation by investing primarily in common stocks of emerging growth companies.

 PERFORMANCE AS OF JUNE 30, 1999

TOTAL RETURN:
One-Year                                    89.82%
Since inception (5/1/98)                    77.80%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

We enjoyed another strong quarter of investment performance in the second quarter. The Ohio National Small Cap Growth portfolio increased 21.09% against a 14.75% increase in the benchmark Russell 2000 Growth. At the mid year point, the portfolio is up 78.22% versus an increase of 12.82% in the Russell 2000 Growth.

Small Cap stock performance improved in the second quarter as investors returned to small and midcap stocks. The small stock Russell 2000 benchmark return exceeded the larger cap S&P 500 Composite by nearly 8% in the second quarter while the Russell midcap benchmark exceeded the S&P 500 by some 4%. We view this advance in small and midcap stocks as a positive sign that investors may be starting to broaden their equity interest beyond a handful of large growth stocks.

Strong interest in small cap stocks led to broad advances in many small cap sectors. However, we continue to see keen interest in fast growing, high P/E multiple stocks. We sliced the benchmark Russell 2000 Growth into five market cap bands and looked at absolute returns of the stocks that fell into those bands.

- The Russell 2000 Growth market band that includes companies with market caps between $1 billion -- $5 billion includes 486 stocks and constitutes over 37% of the benchmark as of June 30, 1999. This marketcap band produced a return of 19.94% through the first two quarters of 1999.

- The market cap band that includes 412 companies with market caps between $500 million -- $1 billion and constitutes more than 31% of the benchmark produced a return of 7.56% in 1999.

- Similar trends develop when slicing the benchmark based on growth characteristics. We found many stocks with the fastest growth rates and highest P/Es (or no earnings) have outperformed the broad benchmark returns.

Thus the marketplace seems most interested in the fast growing companies on which we traditionally focus. Within this universe, the market seems interested in larger companies in certain sectors, bidding up both stock price and market cap of a short list of names. Fortunately, we have been well positioned and realized gains from a number of companies in technology, telecom, and other emerging growth sectors.

We have also been very active in the IPO market in 1999. While Spring is typically an active IPO season, the IPO flow, particularly in technology and internet companies has continued at a very strong pace through the summer. We continue to devote significant research energy to the IPO front, and have participated in many new issues for the portfolio. The large number of IPOs in the portfolio, is typically a source of supply, not performance, in the investment process. Ultimately we look for some of these IPO companies to become key holdings for us into the future.

We are pleased to achieve such powerful results and caution that while we are optimistic looking forward, we don't expect returns like these to continue over time.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                                      SMALL CAP GROWTH                  RUSSELL 2000 INDEX
                                                                      ----------------                  ------------------
5/98                                                                     10,000.00                          10,000.00
6/98                                                                      9,706.00                           9,450.00
12/98                                                                    10,339.80                           8,776.22
6/99                                                                     18,424.50                           9,590.65

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF JUNE 30, 1999

                                      % of Net Assets
 1.  Caterpillar Inc.                      11.57
 2.  Concentric Network Corporation         3.94
 3.  Gemstar International Group
     Limited                                2.50
 4.  Vignette Corporation                   1.56
 5.  EchoStar Communications
     Corporation                            1.47
 6.  Power Integrations, Inc.               1.40
 7.  Alpha Industries, Inc.                 1.37
 8.  Lamar Advertising Company              1.24
 9.  Cree Research, Inc.                    1.23
10.  Amazon.com, Inc.                       1.20

 TOP 5 INDUSTRIES AS OF JUNE 30, 1999

                                      % of Net Assets
 1.  Internet Software                     11.53
 2.  Computer and Related                   6.60
 3.  Telecommunication Services             4.71
 4.  Computer Software                      4.18
 5.  Communications                         4.07

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

                                                     MARKET
  SHARES              U.S. COMMON STOCK              VALUE
-------------------------------------------------------------
             ADVERTISING (2.4%)
       400   *Doulbeclick Inc. ..................  $   36,700
     1,900   *Lamar Advertising Co. .............      77,781
       900   *TMP Worldwide Inc. ................      31,750
                                                   ----------
                                                      146,231
                                                   ----------
             BROADCAST RADIO & TV (3.1%)
       700   *ACTV Inc. .........................       9,712
     1,550   *Citadel Communications Corp. ......      56,091
         0   *Clear Channel Communications.......          13
       400   *Emmis Broadcasting Corp. CL A......      19,750
     1,000   *Infinity Broadcasting Corp. CL A...      29,750
       400   *Radio One Inc. ....................      18,600
       800   *Univision Communications Inc. .....      52,800
                                                   ----------
                                                      186,716
                                                   ----------
             BUSINESS SERVICES (2.9%)
       200   *Careerbuilder Inc. ................       2,625
       900   *Labor Ready Inc. ..................      29,250
       500   Macrovision Corp. ..................      37,438
     1,600   *@Plan.Inc. ........................      24,000
     1,000   *Professional Detailing.............      23,500
     1,100   *On Assignment Inc. ................      28,738
     1,200   *Towne Services Inc. ...............       9,450
     1,400   *Nextera Enterprises Inc. ..........       9,012
       600   *USWEB Corp. .......................      13,312
                                                   ----------
                                                      177,325
                                                   ----------
             COMMUNICATIONS (13.8%)
     1,200   *Allegiance Telecom Inc. ...........      65,850
     1,100   *American Tower Corp. ..............      26,400
     1,000   *Caprock Communication Corp. .......      40,500
       300   *Concord Communications.............      13,500
        50   *Copper Mountain Networks Inc. .....       3,862
       800   *Covad Communications...............      42,650
       850   *Destia Communication Inc. .........      10,519
       900   *Ditech Communication Corp. ........      18,000
     1,500   *DSET Corp. ........................      20,906
       600   *Echostar Communications Corp. CL
              A..................................      92,062
     2,900   *Electric Lightwave Inc. CL A.......      37,700
       300   *International Network Services.....      12,112
     1,600   *ICG Communications Inc. ...........      34,200
       800   *ITC DeltaCom Inc. .................      22,400
       700   *McLeodUSA Inc. CL A................      38,500
       800   *Metromedia Ficer Network-A.........      28,750
       900   *Panamsat Corp. ....................      35,044
     2,400   *Pinacle Holdings...................      58,800
     2,600   *Primus Telecommunications..........      58,338
     2,000   *Research In Motion.................      40,500
       800   *RF Micro Devices Inc. .............      59,700
       400   *Teligent Inc. .....................      23,925
       250   *Time Warner Telecom CL A...........       7,250
       800   *Viatel Inc. .......................      44,900
                                                   ----------
                                                      836,368
                                                   ----------

                                                     MARKET
  SHARES              U.S. COMMON STOCK              VALUE
-------------------------------------------------------------
             COMPUTER & RELATED (10.3%)
       450   *Advent Software Inc. ..............  $   30,150
       600   *Allaire............................      40,950
     1,300   *Answerthink Consulting Group.......      32,825
       300   *Bea Systems Inc. ..................       8,569
       800   *Bindveiw Development Corp. ........      19,000
       600   *Check Point Software Tech Ltd. ....      32,175
        50   *Clarent Corp. .....................         750
     1,350   *Cybear Inc. .......................      18,816
     1,800   *ESPS Inc. .........................      13,387
       800   *ISS Group Inc. ....................      30,200
       200   *Intuit Inc. .......................      18,025
     1,100   *Macromedia Inc. ...................      38,775
     1,500   *Mastech Corp. .....................      27,937
     1,200   *Mercury Interactive Corp. .........      42,450
       100   *Micromuse Inc. ....................       4,987
     1,500   *Netegrity..........................      13,200
     1,100   *Network Appliance Inc. ............      61,462
       800   *Nvidia Corp. ......................      15,300
     2,600   *Peregrine Systems Inc. ............      66,788
     1,900   *Pervasive Software Inc. ...........      47,262
     1,300   *Sagent Technology Inc. ............      11,213
     1,500   *TSI Intl Software Ltd. ............      42,562
       100   *Verity Inc. .......................       5,419
                                                   ----------
                                                      622,202
                                                   ----------
             FINANCIAL SERVICES (3.8%)
       150   *DLJ Direct.........................       4,425
     1,500   *Doral Financial Corp. .............      25,875
       200   *E-loan Inc. .......................       7,712
     1,100   *Financial Federal Corp. ...........      24,200
       578   *Investment Technology Group........      18,713
     1,000   *Knight/Trimark Group Inc. .........      60,312
       100   MBIA Inc. ..........................       6,475
       300   MBNA Corp. .........................       9,187
     2,300   Micro Financial Inc. ...............      32,919
        50   *Nextcard Inc. .....................       1,697
       800   Waddell & Reed......................      21,950
       550   *WIT Capital Group Inc. ............      18,700
                                                   ----------
                                                      232,165
                                                   ----------
             EDUCATION/SCHOOLS (0.9%)
     2,000   *Education Management Corp. ........      41,500
       500   *ITT Educational Services Inc. .....      13,031
                                                   ----------
                                                       54,531
                                                   ----------
             ELECTRONICS/SEMICONDUCTORS (7.4%)
     1,800   *Alpha Industries Inc. .............      85,725
       400   *Applied Micro Circuits.............      32,900
       700   *Conexant Systems...................      40,644
     1,000   *Cree Research Inc. ................      76,938
     1,000   *Genesis Microchip Inc. ............      23,625
     1,200   *Power Integrations Inc. ...........      87,750
       800   *Sawtek Inc. .......................      36,700
     1,300   *Transwitch Corp. ..................      61,588
                                                   ----------
                                                      445,870
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

                                                     MARKET
  SHARES              U.S. COMMON STOCK              VALUE
-------------------------------------------------------------
             HOTEL/LODGING (1.2%)
     2,400   *Extended Stay America Inc. ........  $   28,800
     1,000   Four Seasons Hotels Inc. ...........      44,063
                                                   ----------
                                                       72,863
                                                   ----------
             INDUSTRIAL SERVICES (0.9%)
       700   *Superior Services Inc. ............      18,681
     1,800   *U.S. Liquids Inc. .................      37,575
                                                   ----------
                                                       56,256
                                                   ----------
             INSURANCE SERVICES (0.5%)
       600   Nationwide Financial Services
              Inc. ..............................      27,150
                                                   ----------
             INTERNET & RELATED (16.8%)
       450   *About.com Inc. ....................      23,344
        50   *Ask Jeeves Inc. ...................         700
       900   *Cais Internet Inc. ................      16,537
     6,200   *Concentric Network Corp. ..........     246,450
       150   *Cybersource Corp. .................       2,212
       200   *Drkoop.com Inc. ...................       3,187
       400   *Earthlink Network Inc. ............      24,575
     2,000   *Edgar Online.......................      16,000
       400   *Exodus Communications..............      47,975
     1,300   *F5 Networks Inc. ..................      53,300
       150   *High Speed Access Corp. ...........       3,844
       300   *Inktomi Corp. .....................      39,169
       750   *Juno Online Services Inc. .........      17,250
       800   *Mpath Interactive Inc. ............      17,600
       500   *Market Watch.com Inc. .............      29,438
     1,100   *Media Metrik Inc. .................      58,575
       600   *Mindspring Enterprises Inc. .......      26,588
       600   *Netopia Inc. ......................      13,650
       200   *Network Solutions..................      15,825
       850   *Nfront Inc. .......................      12,909
       700   *North Point Communications.........      25,550
     1,100   *Psinet Inc. .......................      48,125
       150   *Phone.com Inc. ....................       8,400
       300   *Ramp Networks Inc. ................       4,294
       400   *Realnetworks Inc. .................      27,550
       450   *Scient Corp. ......................      21,403
       200   *Silknet Software Inc. .............       8,100
       150   *Sotware.com Inc. ..................       3,478
     1,400   *Sportsline USA Inc. ...............      50,225
       100   *The Street.com Inc. ...............       3,600
       700   *Verio Inc. ........................      48,650
       100   *Viant Corp. .......................       3,500
     1,300   *Vignette Corp. ....................      97,500
                                                   ----------
                                                    1,019,503
                                                   ----------
             PERSONAL SERVICES (3.7%)
     1,100   *Coinstar Inc. .....................      31,556
     2,400   *Gemstar Intl. Group Ltd. ..........     156,600
       500   *Prepaid Legal Services Inc. .......      13,594
     2,650   *Student Advantage Inc. ............      25,175
                                                   ----------
                                                      226,925
                                                   ----------

                                                     MARKET
  SHARES              U.S. COMMON STOCK              VALUE
-------------------------------------------------------------
             MEDICAL & RELATED (5.4%)
     2,000   *Biomatrix Inc. ....................  $   43,250
       800   *Cytyc Corp. .......................      15,600
     1,600   *Eclipse Surgical Tech Inc. ........      17,300
       600   *Incyte Pharmaceuticals Inc. .......      15,863
       900   *Laser Vision Centers Inc. .........      56,700
       500   *Medimmune Inc. ....................      33,875
       700   *Sabratek Corp. ....................      15,312
     1,400   *Summit Technology Inc. ............      30,800
     3,500   *Surmodics Inc. ....................      57,313
       100   *TLC The Laser Center...............       4,800
       200   *Visx Inc. .........................      15,838
       400   *Xomed Surgical Products Inc. ......      19,475
                                                   ----------
                                                      326,126
                                                   ----------
             PRINTING & PUBLISHING (0.5%)
       200   *Consolidation Graphics Inc. .......      10,000
       750   *Playboy Enterprises CL B...........      19,922
                                                   ----------
                                                       29,922
                                                   ----------
             REAL ESTATE AND LEASING (0.5%)
       600   *CB Richard Ellis Services..........      14,925
     1,000   *Trammell Crow Co. .................      16,438
                                                   ----------
                                                       31,363
                                                   ----------
             RESTAURANTS (1.8%)
     2,900   *Consolidated Products Inc. ........      52,200
     2,900   *Garden Fresh Restaurant Co. .......      54,375
       100   *P.J. America Inc. .................       2,118
                                                   ----------
                                                      108,693
                                                   ----------
             RETAIL (7.0%)
     1,000   *Abercrombie & Fitch Co. CL A.......      48,000
        50   *Alloy Online Inc. .................         572
       600   *Amazon. Com Inc. ..................      75,075
     1,100   *American Eagle Outfitters Inc. ....      50,050
       800   *Bebe Stores Inc. ..................      27,200
     1,400   *Beyond.Com Corp. ..................      40,163
     1,600   *Goto.com Inc. .....................      44,800
     1,600   *J. Jill Group Inc. ................      23,400
       400   *Jakks Pacific Inc. ................      11,925
     2,250   *Pacific Sunwear of California......      54,844
     1,050   *Quicksilver Inc. ..................      27,366
        50   *Stamps.com Inc. ...................         875
       500   *Usinternetworking Inc. ............      21,000
        50   *Value America Inc. ................         950
                                                   ----------
                                                      426,220
                                                   ----------
             TRANSPORTATION & RELATED (0.6%)
       700   *Forward Air Corp. .................      19,688
       600   *Skywest Inc. ......................      14,962
                                                   ----------
                                                       34,650
                                                   ----------
             TOTAL U.S. COMMON STOCK (83.5%)
              (COST $3,561,888)..................  $5,061,079
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 1999 (UNAUDITED)

                                                     MARKET
  SHARES             FOREIGN COMMON STOCK            VALUE
-------------------------------------------------------------
             UNITED KINGDOM (0.4%)
             COMPUTER SERVICES (0.3%)
       900   *Ecsoft Group PLC...................  $   14,119
                                                   ----------
             BUSINESS SERVICES (0.1%)
       300   *Select Appointments Hldgs PLC
              ADR................................       7,200
                                                   ----------
             TOTAL UNITED KINGDOM................      21,319
                                                   ----------
             FRANCE (0.9%)
             COMPUTER SERVICES (0.9%)
     1,500   *Business Objects SA ADR............      54,750
                                                   ----------
             TOTAL FOREIGN COMMON STOCK
              (1.3%) (COST $84,310)..............  $   76,069
                                                   ----------
             TOTAL COMMON STOCK
              (84.8%) (COST $3,646,198)..........  $5,137,148
                                                   ----------
   FACE                                              MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
-------------------------------------------------------------
             FINANCIAL (18.9%)
$1,143,000   Star Bank 3.30% due 07/01/99
              repurchase price $1,143,103
              collateralized by GNMA certificates
              pool # 8375 due 02/20/24 (cost
              $1,143,000)........................  $1,143,000
                                                   ----------
             TOTAL REPURCHASE AGREEMENTS
              (18.9%) (COST $1,143,000)..........  $1,143,000
                                                   ----------
             TOTAL HOLDINGS (103.7%)
              (COST $4,789,198) (a)..............  $6,280,148
                                                   ----------
             CASH & RECEIVABLES,
              NET OF LIABILITIES (-3.7%).........    (222,616)
                                                   ----------
             TOTAL NET ASSETS (100.0%)...........  $6,057,532
                                                   ==========

---------------

 * Non-income producing securities.

(a) Also represents cost for Federal Income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 1999 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (cost $4,789,198)..............  $ 6,280,148
  Cash in bank..............................          977
  Receivable for securities sold............       31,760
  Dividends and accrued interest
    receivable..............................          371
                                              -----------
    Total assets............................    6,313,256
                                              -----------
Liabilities:
  Payable for securities purchased..........       79,720
  Payable for shares redeemed...............      168,630
  Payable for investment management services
    (note 3)................................        4,049
  Other accrued expenses....................        3,325
                                              -----------
    Total liabilities.......................      255,724
                                              -----------
Net assets at market value..................  $ 6,057,532
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $   324,652
  Paid-in capital in excess of par value....    3,568,026
  Accumulated net realized income on
    investments (note 1)....................      706,679
  Net unrealized appreciation on investments
    (note 1)................................    1,490,950
  Undistributed net investment (loss).......      (32,775)
                                              -----------
Net assets at market value..................  $ 6,057,532
                                              ===========
Shares outstanding (note 4).................      324,652
Net asset value per share...................  $     18.66
                                              ===========

 STATEMENT OF OPERATIONS

                                  For Six Months Ended June 30, 1999 (Unaudited)

Investment income:
  Interest...................................  $    6,241
  Dividends..................................       1,927
                                               ----------
    Total investment income..................       8,168
                                               ----------
Expenses:
  Management fees (note 3)...................      16,212
  Custodian fees (note 3)....................       2,368
  Directors' fees (note 3)...................         170
  Professional fees..........................         737
  Accounting and transfer agent fees.........       2,837
  Other......................................       1,027
                                               ----------
    Total expenses...........................      23,351
                                               ----------
    Net investment income....................  $  (15,183)
                                               ----------
Realized and unrealized gain on investments:
  Net realized gain from investments.........  $1,121,601
  Net increase in unrealized appreciation on
    investments..............................     934,323
                                               ----------
    Net gain on investments..................   2,055,924
                                               ----------
    Net increase in net assets from
      operations.............................  $2,040,741
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP GROWTH PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTH ENDED      5-1-98
                                                                  6-30-99            TO
                                                                (UNAUDITED)       12-31-98
                                                              ----------------   ----------
From operations:
  Net investment loss.......................................     $  (15,183)     $  (17,592)
  Realized gain (loss) on investments.......................      1,121,601        (414,923)
  Unrealized gain on investments............................        934,323         556,627
                                                                 ----------      ----------
      Net increase in net assets from operations............      2,040,741         124,112
                                                                 ----------      ----------
From capital share transactions (note 4):
  Received from shares sold.................................      2,064,242       2,148,414
  Paid for shares redeemed..................................       (318,524)         (1,453)
                                                                 ----------      ----------
      Increase in net assets derived from capital share
       transactions.........................................      1,745,718       2,146,961
                                                                 ----------      ----------
         Increase in net assets.............................      3,786,459       2,271,073
Net Assets:
  Beginning of period.......................................      2,271,073               0
                                                                 ----------      ----------
  End of period.............................................     $6,057,532      $2,271,073
                                                                 ==========      ==========

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTH ENDED     5-1-98
                                                                  6-30-99           TO
                                                                (UNAUDITED)      12-31-98
                                                              ----------------   --------
Per share data:
Net asset value, beginning of period........................       $10.47         $10.00
Income from investment operations:
  Net investment loss.......................................        (0.06)         (0.09)
  Net realized and unrealized gain on investments...........         8.25           0.56
                                                                   ------         ------
    Total income from investment operations.................         8.19           0.47
                                                                   ------         ------
Net asset value, end of period..............................       $18.66         $10.47
                                                                   ======         ======
Total return (b)............................................        78.19%          4.62%
Ratios and supplemental data (a & c):
  Ratios net of fees reimbursed by advisor:
    Expenses................................................         1.23%          1.96%
    Net investment income...................................         (0.80)%         1.47%
  Ratios assuming no fees reimbursed by advisor:
    Expenses................................................         0.00%          2.72%
    Net investment income...................................         0.00%          2.23%
Portfolio turnover rate.....................................          103%           121%
Net assets at end of period (millions)......................       $  6.1         $  2.3

---------------

(a) Annualized.

(b) Calculated since inception, May 1, 1998. (not annualized).

(c) The advisor has elected to reimburse certain operating expenses of the Small Cap Growth portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.                               June 30, 1999 (Unaudited)
NOTES TO FINANCIAL STATEMENTS

(1) BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

   Ohio National Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund is a series investment company which consists of twenty separate investment portfolios that seek the following investment objectives:

   - Equity Portfolio -- long-term growth of capital by investing principally in common stocks or other equity securities. Current income is a secondary objective.

   - Money Market Portfolio -- maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments.

   - Bond Portfolio -- high level of return consistent with preservation of capital by investing primarily in high quality intermediate and long-term debt securities.

   - Omni Portfolio -- high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

   - International Portfolio -- long-term capital growth by investing primarily in common stocks of foreign companies.

   - Capital Appreciation Portfolio -- maximum capital growth by investing primarily in common stocks that are (1) considered to be undervalued or temporarily out of favor with investors, or (2) expected to increase in price over the short term.

   - Small Cap Portfolio -- maximum capital growth by investing primarily in common stocks of small- and medium-sized companies.

   - International Small Company Portfolio -- long-term growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at time of purchase of $1.5 billion or less.

   - Aggressive Growth Portfolio -- capital growth.

   - Core Growth Portfolio -- long-term capital appreciation.

   - Growth & Income Portfolio -- long-term total return by investing in equity and debt securities focusing on small- and mid-cap companies that offer potential for capital appreciation, current income, or both.

   - S&P 500 Index Portfolio -- total return that approximates that of the Standard & Poor's 500 Index ("S&P 500") by investing in common stocks and in stock index futures contracts hedged by U.S. Government obligations, investment grade corporate bonds and cash equivalents.

   - Social Awareness Portfolio -- long-term capital growth by investing primarily in common stocks and other equity securities of companies that, in the Advisor's opinion, conduct their business in a way that enhances society's quality of life.

   - Strategic Income Portfolio -- high current income by investing at least 40% of its assets in a core group of U.S. government and corporate fixed income securities and the remainder in other income producing securities.

   - Firstar Growth and Income Portfolio -- reasonable income and long-term capital appreciation by investing in income producing securities including dividend-paying common, preferred stocks and fixed-income securities.

   - Relative Value Portfolio -- maximum total return consistent with reasonable risk by investing primarily in equity securities.

   - Blue Chip Portfolio -- growth of capital and income by concentrating investment decisions in securities of high quality companies.

   - Equity Income Portfolio -- above average income and capital appreciation by investing primarily in high quality income producing equity securities including common stock, preferred stock, REIT's, and securities convertible into common stock.

   - High Income Bond Portfolio -- seek high current income by investing primarily in lower rated corporate debt obligations commonly referred to as "junk bonds". The portfolio's investments are generally rated Baa or lower by Moody's, or BBB or lower by S&P or Fitch.

OHIO NATIONAL FUND, INC.                               June 30, 1999 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   - Small Cap Growth -- capital appreciation by investing in and actively managing equity securities in emerging growth companies.

   The following is a summary of significant accounting policies:

   Investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7, which approximates market value. All net investment income of the Money Market Portfolio is declared and paid daily as a dividend to shareholders immediately before the computation of the net asset value of Money Market Portfolio shares. Dividends are automatically reinvested in additional Money Market Portfolio shares at the net asset value immediately following such computation. Distributions arising from net investment income from the remaining portfolios are declared and paid to shareholders quarterly and are recorded on the ex-dividend date. Distributions arising from accumulated net realized capital gains are recorded on the ex-dividend date and are distributed to shareholders at least once a year.

   For all but the Money Market Portfolio, securities which are traded on U.S. and foreign stock exchanges or in the over-the-counter markets are valued at the last sale price or, if there has been no sale that day, at the last bid reported as of 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. Over-the-counter securities are valued at the last bid price as of the close of trading on the Exchange. Short-term investments (investments with remaining maturities of 60 days or less) are valued at amortized cost and fixed income securities are valued by using market quotations, or independent pricing services which use prices provided by market makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time of such valuation.

   Foreign currency exchange rates are generally determined prior to 4:00 p.m. Eastern time. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the time of valuation, which in the case of the International, Small Cap, International Small Company, Aggressive Growth, Firstar Growth & Income, Blue Chip, and Small Cap Growth Portfolios would not be reflected in the computation of the portfolios' net asset value. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

   In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency exchange contracts (forward contracts). A forward contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

   Each portfolio other than the Money Market Portfolio and S&P 500 Index Portfolio may (a) write call options traded on a registered national securities exchange if such portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts. Options are recorded at market value, and the related realized and unrealized gains and losses are included in the statement of operations. The portfolios making use of options bear the market risk of an unfavorable change in the price of any security underlying the options.

   The Fund may invest in two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange.

OHIO NATIONAL FUND, INC.                               June 30, 1999 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Futures contracts may be based on broad-based stock indexes such as the Standard & Poor's 500 Index or on narrow-based stock indexes. A particular index will be selected according to Ohio National Investments, Inc.'s ("ONI's"), the investment advisor to the Fund, investment strategy for the particular portfolio. The Fund may enter into such contracts to reduce the risk of fluctuation of portfolio securities values or to take advantage of expected market fluctuations.

   The S&P 500 Index Portfolio currently holds investments in S&P 500 Index Futures Contracts. The contracts in the S&P 500 Index Portfolio are fully hedged with commercial paper and/or US Treasuries. The Aggressive Growth Portfolio currently holds investments in S&P 500 Index Future Contracts. The futures contracts in the S&P 500 Index Portfolio and the Aggressive Growth Portfolio at June 30, 1999 are as follows:

                                                         EXPIRATION    UNDERLYING FACE    UNREALIZED    CASH DEPOSITED AS
       PORTFOLIO                  PURCHASED                 DATE       AMOUNT AT VALUE    GAIN/LOSS     MARGIN REQUIREMENT
       ---------                  ---------              ----------    ---------------    ----------    ------------------
   S&P 500              253 S&P 500 Index Contracts       Sept '99       $87,392,525      $3,353,463        $3,682,371
   Agg Gr.              3 S&P 500 Index Contracts         Sept '99         1,036,275         (43,275)           56,250

   Securities transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date (except in the case of foreign securities in the International, Small Cap, International Small Company, Aggressive Growth, Firstar Growth & Income, Blue Chip, and Small Cap Growth Portfolios, in which dividends are recorded as soon after the ex-dividend date as the fund becomes aware of such dividends), and interest income is accrued daily as earned. Net realized gain or loss on investments and foreign exchange transactions are determined using the first-in, first-out method except in the case of the Aggressive Growth and Growth and Income Portfolios in which the identified cost basis is used.

   The books and records of all the portfolios are maintained in U.S. dollars. Foreign currency amounts in the International, Small Cap, International Small Company, Aggressive Growth, Firstar Growth & Income, Blue Chip and Small Cap Growth Portfolios are translated into U.S. dollars on the following basis:

   (1) market value of investments, other assets and liabilities -- at exchange rates prevailing at the end of the period.

   (2) purchases and sales of investments, income and expenses -- at the rates of exchange prevailing on the respective dates of such transaction.

   Although the net assets and the market value of the portfolios are presented at the foreign exchange rates at the end of the period, the portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of changes in the market price of the investments. However, for tax purposes, the portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of foreign-currency denominated debt obligations pursuant to Federal income tax regulations.

   Foreign investment and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks, including re-evaluation of currency and future adverse political and economic developments, could cause investments and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

   Each portfolio may acquire repurchase agreements from member banks of the Federal Reserve System which ONI deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the portfolio under the 1940 Act.

   Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to wash sales and net operating losses. The character of distributions made during the period from net investment income or net realized gains, if any, may differ from their ultimate characterization for federal income tax purposes. On the statement of assets and liabilities, as a result of permanent book-to-tax differences, the following reclassifications were made in the Small

OHIO NATIONAL FUND, INC.                               June 30, 1999 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Cap, International Small Company, Aggressive Growth, Core Growth and Small Cap Growth Portfolios: accumulated net investment loss has been decreased by $262,118, $19,704, $8,190, $55,275 and $15,183 respectively, resulting in a reclassification adjustment to decrease Paid-in capital in excess of par value by $262,118, $19,704, $8,190, $55,275 and $15,183 respectively. This reclassification has no effect on net assets or net asset value per share.

   For Federal income tax purposes, the Bond, Omni, Small Cap, Core Growth, Growth and Income, Social Awareness, Strategic Income, Blue Chip, Equity Income and Small Cap Growth Portfolios had capital loss carryovers of $274,501, $681,856, $4,198,422, $1,632,809, $3,005,094, $622,020, $97,030,
   $18,271, $5,714 and $414,923 respectively, at June 30, 1999. If not offset by capital gains, $41,235 will expire in 2003 in the Bond Portfolio, $2,893 and $447,567 will expire in 2005 in the Bond and Core Growth Portfolios, respectively and $230,373, $681,856, $4,198,422, $1,185,242, $3,005,094,
   $622,022, $97,030, $18,271, $5,714 and $414,923 will expire in 2006 in the
   Bond, Omni, Small Cap, Core Growth, Growth and Income, Social Awareness, Strategic Income, Blue Chip, Equity Income and Small Cap Growth Portfolios, respectively. The Board of Directors does not intend to authorize a distribution of any net realized gain for a portfolio until the capital loss carryover has been offset or expires.

   It is the policy of the Fund to distribute to its shareholders substantially all of its taxable income, thus gaining relief from Federal income taxes under provisions of current tax regulations applicable to investment companies of this type. Accordingly, no provision for Federal income taxes has been made.

   Expenses directly attributable to a portfolio are charged to that portfolio. Expenses not directly attributed to a portfolio are allocated on the basis of relative net assets.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   The gross unrealized appreciation and depreciation on investments in each portfolio as of June 30, 1999 were as follows:

                                                                                                                CAPITAL
                                                EQUITY           BOND            OMNI        INTERNATIONAL    APPRECIATION
                                             ------------    -------------    -----------    -------------    ------------
Gross unrealized:
  Appreciation.............................  $145,905,727     $  367,921      $71,223,393     $ 9,921,060     $ 7,756,159
  Depreciation.............................    (5,550,520)      (748,109)      (4,813,307)     (3,976,914)     (2,613,663)
Net unrealized:
  Appreciation (Depreciation)..............   140,355,207       (380,188)      66,410,086       5,944,147       5,142,496

                                                SMALL        INTERNATIONAL    AGGRESSIVE         CORE           GROWTH &
                                                 CAP         SMALL COMPANY      GROWTH          GROWTH           INCOME
                                             ------------    -------------    -----------    -------------    ------------
Gross unrealized:
  Appreciation.............................  $ 35,462,702     $4,325,970      $ 2,688,611     $ 4,410,185     $12,475,329
  Depreciation.............................    (1,795,608)      (354,464)      (1,936,501)       (160,383)     (2,769,503)
Net unrealized:
  Appreciation.............................    33,667,094      3,971,506          752,109       4,249,802       9,705,826

                                                                                                FIRSTAR
                                                                SOCIAL         STRATEGIC       GROWTH &         RELATIVE
                                               S&P 500         AWARENESS        INCOME          INCOME           VALUE
                                             ------------    -------------    -----------    -------------    ------------
Gross unrealized:
  Appreciation.............................  $ 16,986,511     $  435,226      $    22,837     $   125,614     $ 2,827,967
  Depreciation.............................    (1,936,501)       (94,697)        (233,528)        (68,243)       (173,016)
Net Unrealized:
  Appreciation (Depreciation)..............    15,347,680        340,529         (210,691)         57,371       2,654,950

OHIO NATIONAL FUND, INC.                               June 30, 1999 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                              EQUITY        HIGH INCOME       SMALL CAP
                                             BLUE CHIP        INCOME           BOND             GROWTH
                                            -----------    -------------    -----------    ----------------
Gross unrealized:
  Appreciation............................  $   588,090     $   497,991     $   209,600      $  1,626,372
  Depreciation............................     (137,362)        (85,354)       (578,307)         (134,170)
Net Unrealized:
  Appreciation (Depreciation).............      450,728         412,637        (368,707)        1,492,202

(2) INVESTMENT TRANSACTIONS

   Purchases and sales of investment securities (excluding short-term securities) for the year ended June 30, 1999 were as follows:

                                                                                                                 CAPITAL
                                              EQUITY           BOND            OMNI         INTERNATIONAL      APPRECIATION
                                            -----------    -------------    -----------    ----------------    ------------
Stocks & Bonds:
  Purchases...............................  $60,431,666     $         0     $34,133,364      $304,316,799      $ 12,513,318
  Sales...................................   72,481,752       1,600,608      40,480,741       316,609,593        15,437,146
U.S. Government Obligations:
  Purchases...............................           --              --              --                --                --
  Sales...................................           --              --              --                --                --

                                                           INTERNATIONAL
                                               SMALL           SMALL        AGGRESSIVE           CORE            GROWTH &
                                                CAP           COMPANY         GROWTH            GROWTH            INCOME
                                            -----------    -------------    -----------    ----------------    ------------
Stocks & Bonds:
  Purchases...............................  $67,379,184     $63,706,122     $27,905,492      $ 14,246,801      $148,722,046
  Sales...................................   67,420,618      60,312,159      26,467,319        10,856,775       140,070,697
U.S. Government Obligations:
  Purchases...............................           --              --              --                --                --
  Sales...................................           --              --              --                --                --

                                                                                              FIRSTAR
                                                               SOCIAL         STRATEGIC       GROWTH &        RELATIVE
                                               S&P 500        AWARENESS        INCOME          INCOME          VALUE
                                             -----------    -------------    -----------    ------------    ------------
Stocks & Bonds:
  Purchases................................  $63,987,890     $ 2,630,649     $ 1,034,363    $  4,049,718    $  1,501,243
  Sales....................................   35,778,926       5,863,524         947,450       3,703,514         292,594
U.S. Government Obligations:
  Purchases................................           --              --              --              --              --
  Sales....................................           --              --              --              --              --

                                                            HIGH INCOME       EQUITY          SMALL CAP
                                             BLUE CHIP         BOND           INCOME            GROWTH
                                            -----------    -------------    -----------    ----------------
Stocks & Bonds:
  Purchases...............................  $   985,859     $ 2,697,766     $ 1,048,282      $  4,341,033
  Sales...................................      443,026       1,395,759         549,682         3,454,982
U.S. Government Obligations:
  Purchases...............................           --              --              --                --
  Sales...................................           --              --              --                --

OHIO NATIONAL FUND, INC.                               June 30, 1999 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(3) INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATED PERSONS

   The Fund has an investment advisory agreement with Ohio National Investments, Inc. ("ONI") a wholly owned subsidiary of Ohio National Life Insurance Company (ONLIC), under the terms of which ONI provides portfolio management and investment advice to the Fund and administers its other affairs, subject to the supervision of the Fund's Board of Directors. As compensation for its services, ONI receives from the Fund annual fees on the basis of each portfolio's average daily net assets based on the following schedule: (a) for each of the Equity, Bond, Omni and Social Awareness Portfolios, 0.60% of the first $100 million of each Portfolio's net assets, 0.50% of the next $150 million of net assets, 0.45% of the next $250 million of net assets, 0.40% of the next $500 million of net assets, 0.30% of the next $1 billion of net assets, and 0.25% of net assets over $2 billion; (b) for the Money Market Portfolio, 0.30% of the first $100 million of net assets, 0.25% of the next $150 million of net assets, 0.23% of the net $250 million of net assets, 0.20% of the next $500 million of net assets, and 0.15% of net assets over $1 billion; (c) for the International, Firstar Growth & Income, Relative Value, Small Cap Growth, and Blue Chip Portfolios, 0.90% of each Portfolio's net assets; (d) for the Capital Appreciation, Small Cap, Aggressive Growth and Strategic Income Portfolios, 0.80% of each Portfolio's net assets, (e) for the Core Growth Portfolio, 0.95% of the first $150 million of net assets, and 0.80% of net assets over $150 million; (f) for the Growth & Income Portfolio, 0.85% of the first $200 million of net assets and 0.80% of net assets over $200 million, (g) for the S&P 500 Index Portfolio, 0.40% of the first $100 million of net assets, 0.35% of the next $150 million of net assets, and 0.33% of net assets over $250 million; (h) for the International Small Company Portfolio, 1.00% of that Portfolio's net assets; and (I) for the High Income Bond and Equity Income, 0.75% of each Portfolio's net assets. However, as to the Money Market Portfolio, the Advisor is presently waiving any of its fee in excess of 0.25%. In addition, after January 1, 1999, the advisor began waiving any fees in excess of 0.85% in the International Portfolio.

   Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisors for the International, Capital Appreciation, Small Cap, International Small Company, Aggressive Growth, Core Growth, Growth & Income, Small Cap Growth, Strategic Income, Firstar Growth & Income, Relative Value, High Income Bond, Equity Income, and Blue Chip Portfolios, subject to the approval of the Fund's Board of Directors. ONI has entered into Sub-Advisory Agreements with T. Rowe Price Associates, Inc. ("TRPA"), Founders Asset Management, Inc. ("FAM"), Strong Capital Management, Inc. ("SCM"), Pilgrim Baxter & Associates, Ltd. ("PBA"), Robertson Stephens Investment Management, L.P. ("RSIM"), Firstar Bank, N.A. ("Firstar"), Firstar Investment Research and Management Co., L.L.C. ("Firmco"), and Federated Investment Counseling ("FIC") respectively, to manage the investment and reinvestment of those Portfolios' assets, subject to the supervision of ONI. As compensation for their services, (a) TRPA receives from ONI a fee at an annual rate of 0.50% of average daily net assets of the Capital Appreciation Portfolio, (b) FAM receives from ONI a fee at an annual rate of 0.625% of the first $75 million, 0.55% of the next $75 million, 0.50% between $150 and $300 million, and 0.40% of the average daily net asset value in excess of $300 million of the Small Cap Portfolio; (c) SCM receives from ONI a fee at an annual rate of 0.55% of the first $50 million, and 0.45% of average daily net asset value in excess of $50 million of the Aggressive Growth Portfolio; (d) PBA receives from ONI a fee at an annual rate of 0.65% of the first $50 million, 0.60% of the next $100 million, and 0.50% of average daily net assets in excess of $150 million of the Core Growth Portfolio: (e) RSIM receives from ONI a fee at an annual rate of (i) 0.60% of the first $100 million, 0.55% of the next $100 million, and 0.50% of average daily net assets in excess of $200 million of the Growth & Income Portfolio, and (ii) 0.64% of the first $100 million, 0.60% of the next $100 million, and 0.55% of the average daily net assets in excess of $200 million of the Small Cap Growth Portfolio; (f) Firstar receives from ONI fees at an annual rate of (i) 0.55% of the first $50 million and 0.50% of average daily net assets in excess of $50 million of the Strategic Income Portfolio, (ii) 0.65% of the first $50 million and 0.60% of average daily net assets in excess of $50 million of the Relative Value Portfolio; (g) Firmco receives from ONI fees at an annual rate of 0.65% of the first $50 million and 0.60% of average daily assets in excess of $50 million of the First Growth & Income Portfolio; and (h) FIC receives from ONI fees at an annual rate of (i) 0.50% of the first $35 million, 0.35% of the next $65 million, and 0.25% of the average daily net assets in excess of $100 million of each of the Equity Income and Blue Chip Portfolios, (ii) 0.50% of the first $30 million, 0.40% of the next $20 million, 0.30% of the next $25 million, and 0.25% of the average daily net assets in excess of $75 million of the High Income Bond Portfolio, (iii) 0.40% of the first $200 million and 0.35% of average daily net assets in excess of $200 million of the International Portfolio, and (iv) 0.75% of the first $100 million and 0.65% of average daily net assets in excess of $100 million of the International Small Company Portfolio.

   Effective January 1, 1999 FIC replaced SGAM as the sub-advisor for the International and Global Contrarian Portfolios. As compensation for their services FIC will receive from ONI fees at an annual rate of (i) 0.40% of the first $200 million and 0.35% of average net assets in excess of $200 million of the International Portfolio and (ii) 0.75% of the first $100 million and 0.65% of the average daily net assets in excess of $100 million of the Global Contrarian Portfolio.

OHIO NATIONAL FUND, INC.                               June 30, 1999 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Each director who is not an officer of the Fund or an employee of ONI or its corporate affiliates is paid a quarterly retainer fee of $2,000 plus $400 for each meeting attended.

   The Fund's transfer agent and dividend paying agent is American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, New York. The Fund's custodian for those portfolios other than the International and Global Contrarian Portfolios is Star Bank, N.A., 425 Walnut Street, Cincinnati. Ohio. The custodian for the International and Global Contrarian Portfolios is Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri. For assets held outside the United States, Star Bank and Investors Fiduciary Trust Company enter into subcustodial agreements, subject to approval by the Board of Directors.

(4) CAPITAL SHARE TRANSACTIONS

   Capital share transactions for the six months ended June 30, 1999 and the year ended December 31, 1998 were as follows:

                                                   EQUITY                 MONEY MARKET                  BOND
                                           ----------------------    ----------------------    ----------------------
                                           6 MONTHS       YEAR       6 MONTHS       YEAR       6 MONTHS       YEAR
                                             ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                            6-30-99     12-31-98      6-30-99     12-31-98      6-30-99     12-31-98
                                           ---------    ---------    ---------    ---------    ---------    ---------
Capital shares issued on sales...........    118,331      675,941    6,741,257    6,102,024      299,878      986,062
Capital shares issued on reinvested
  dividends..............................     13,920      254,451      107,990      164,506       42,587      150,778
Capital shares redeemed..................  1,011,417      883,690    6,721,759    4,740,526      457,499      486,752

                                                    OMNI                 INTERNATIONAL          CAPITAL APPRECIATION
                                           ----------------------    ----------------------    ----------------------
                                           6 MONTHS       YEAR       6 MONTHS       YEAR       6 MONTHS       YEAR
                                             ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                            6-30-99     12-31-98      6-30-99     12-31-98      6-30-99     12-31-98
                                           ---------    ---------    ---------    ---------    ---------    ---------
Capital shares issued on sales...........    242,303    1,413,338      144,246      848,791      395,571    1,366,055
Capital shares issued on reinvested
  dividends..............................     58,668      264,859           --      855,911       38,393      580,235
Capital shares redeemed..................  1,162,234      872,309    1,992,566    2,444,300      910,215      443,155

                                                 SMALL CAP            INT'L SMALL COMPANY        AGGRESSIVE GROWTH
                                           ----------------------    ----------------------    ----------------------
                                           6 MONTHS       YEAR       6 MONTHS       YEAR       6 MONTHS       YEAR
                                             ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                            6-30-99     12-31-98      6-30-99     12-31-98      6-30-99     12-31-98
                                           ---------    ---------    ---------    ---------    ---------    ---------
Capital shares issued on sales...........    470,963      918,465      122,315      346,731      262,810      667,591
Capital shares issued on reinvested
  dividends..............................         --           47           --      211,017           --      159,625
Capital shares redeemed..................    352,311      381,989      263,725      252,173      287,220      249,214

                                                CORE GROWTH             GROWTH & INCOME               S&P 500
                                           ----------------------    ----------------------    ----------------------
                                           6 MONTHS       YEAR       6 MONTHS       YEAR       6 MONTHS       YEAR
                                             ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                            6-30-99     12-31-98      6-30-99     12-31-98      6-30-99     12-31-98
                                           ---------    ---------    ---------    ---------    ---------    ---------
Capital shares issued on sales...........    445,996      447,717      999,360    2,697,893    5,118,034    4,704,361
Capital shares issued on reinvested
  dividends..............................         --            0        7,223       31,748       45,058      394,979
Capital shares redeemed..................    138,116      315,206      383,395      416,202      646,953      366,640

                                              SOCIAL AWARENESS          STRATEGIC INCOME       FIRSTAR GROWTH & INCOME
                                           ----------------------    ----------------------    ------------------------
                                           6 MONTHS       YEAR       6 MONTHS       YEAR        6 MONTHS        YEAR
                                             ENDED        ENDED        ENDED        ENDED        ENDED         ENDED
                                            6-30-99     12-31-98      6-30-99     12-31-98      6-30-99       12-31-98
                                           ---------    ---------    ---------    ---------    ----------    ----------
Capital shares issued on sales...........     64,850      491,246       21,779      116,213       26,860        98,689
Capital shares issued on reinvested
  dividends..............................      1,665        3,763        7,386       27,950        2,673        12,199
Capital shares redeemed..................    430,568      170,620       67,914       33,901       47,399        32,973

OHIO NATIONAL FUND, INC.                               June 30, 1999 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                               RELATIVE VALUE              BLUE CHIP                EQUITY INC.
                                           ----------------------    ----------------------    ----------------------
                                           6 MONTHS       YEAR       6 MONTHS       YEAR       6 MONTHS       YEAR
                                             ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                            6-30-99     12-31-98      6-30-99     12-31-98      6-30-99     12-31-98
                                           ---------    ---------    ---------    ---------    ---------    ---------
Capital shares issued on sales...........    105,876      486,057       70,239      287,536       54,639      216,229
Capital shares issued on reinvested
  dividends..............................      1,398       13,803          227          403          546        1,309
Capital shares redeemed..................     69,531      285,649       18,011        6,276        2,792        6,719

                                                HIGH INCOME                S. CAP G.
                                           ----------------------    ----------------------
                                           6 MONTHS       YEAR       6 MONTHS       YEAR
                                             ENDED        ENDED        ENDED        ENDED
                                            6-30-99     12-31-98      6-30-99     12-31-98
                                           ---------    ---------    ---------    ---------
Capital shares issued on sales...........    107,301    1,046,722      127,381      217,195
Capital shares issued on reinvested
  dividends..............................     15,304       42,369           --           --
Capital shares redeemed..................     15,924          855       19,738          186

   The Fund is authorized to issue 250,000,000 of its capital shares. 20,000,000 shares each have been allocated to the Equity, Omni, and International Portfolios, and 10,000,000 are allocated to each of the other portfolios. The remaining 20,000,000 are unallocated at this time.

(5) COMMITMENTS

   As of June 30, 1999, the International and Global Contrarian Portfolios had entered into forward currency contracts, as set forth below, summarized by currency:

                              INTERNATIONAL PORTFOLIO

                  CURRENCY TO BE DELIVERED                         CURRENCY TO BE RECEIVED                     UNREALIZED
    SETTLE    ---------------------------------   U.S. $ VAL.   ------------------------------   U.S. $ VAL.   ----------
    DATES        AMOUNT             TYPE          AT 06/30/99      AMOUNT            TYPE        AT 06/30/99      GAIN
    ------    -------------   -----------------   -----------   -------------   --------------   -----------   ----------
   07/15/99..     4,422,000   Australian Dollar    2,918,741        2,769,587   U.S. Dollar       2,769,587
   07/15/99..     2,810,181   U.S. Dollar          2,810,181        4,422,000   Australian        2,918,741    $  108,560
                                                                                Dollar
   07/08/99..       804,000   Deutsche Mark          423,771          490,274   U.S. Dollar         490,274        66,503
   07/08/99..       480,143   U.S. Dollar            480,143          804,000   Deutsche Mark       423,771
   07/01/99..    28,932,000   French Franc         4,544,948        5,243,204   U.S. Dollar       5,243,204       698,256
   07/01/99..     5,152,673   U.S. Dollar          5,152,673       28,932,000   French Franc      4,544,948
   07/29/99.. 1,215,749,000   Japanese Yen        10,074,572       10,702,016   U.S. Dollar      10,702,016       627,444
   07/29/99..    10,952,694   U.S. Dollar         10,952,694    1,215,749,000   Japanese Yen     10,074,572
   10/05/01..     3,650,000   New Zld Dollar       1,929,208        1,750,175   U.S. Dollar       1,750,175
   10/05/01..     1,942,165   U.S. Dollar          1,942,165        3,650,000   New Zld Dollar    1,929,208
                                                  -----------                                    -----------   ----------
                                                  $41,229,096                                    $40,846,496   $1,500,763
                                                  ===========                                    ===========   ==========

           UNREALIZED
    SETTLE   -----------
    DATES       LOSS
    ------   -----------
   07/15/99  $  (149,154)
   07/15/99
   07/08/99
   07/08/99      (56,372)
   07/01/99
   07/01/99     (607,725)
   07/29/99
   07/29/99     (878,122)
   10/05/01     (179,033)
   10/05/01      (12,957)
             -----------
             $(1,883,363)
             ===========

                            INTERNATIONAL SMALL COMPANY

                  CURRENCY TO BE DELIVERED                         CURRENCY TO BE RECEIVED                     UNREALIZED
    SETTLE    ---------------------------------   U.S. $ VAL.   ------------------------------   U.S. $ VAL.   ----------
    DATES        AMOUNT             TYPE          AT 06/30/99      AMOUNT            TYPE        AT 06/30/99      GAIN
    ------    -------------   -----------------   -----------   -------------   --------------   -----------   ----------
   07/29/99..    11,356,000   Japanese Yen            94,104           99,965   U.S. Dollar          99,965    $    5,861
   07/29/99..       102,306   U.S. Dollar            102,306       11,356,000   Japanese Yen         94,104
   11/13/00..    18,480,000   Japanese Yen           164,435          173,147   U.S. Dollar         173,147         8,712
   11/13/00..       280,341   U.S. Dollar            178,035       18,480,000   Japanese Yen        164,435
                                                  -----------                                    -----------   ----------
                                                  $  538,880                                     $  531,651    $   14,573
                                                  ===========                                    ===========   ==========

           UNREALIZED
    SETTLE   -----------
    DATES       LOSS
    ------   -----------
   07/29/99
   07/29/99  $    (8,202)
   11/13/00
   11/13/00      (13,600)
             -----------
             $   (21,802)
             ===========

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